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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
APPLERA CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Applera Corporation

APPLERA CORPORATION 2006

Applied Biosystems | Celera Genomics

Internet Voting

        Most stockholders have a choice of voting over the Internet, by telephone, or by using a traditional proxy card. Please check your proxy card or the information forwarded by your bank, broker, or other holder of record to see which options are available to you.

Electronic Access to Proxy Materials and Annual Report

        This Proxy Statement and Notice of Annual Meeting and the 2006 Annual Report are available on our web site at http://www.applera.com. If you are a stockholder of record and would like to view future proxy statements and annual reports over the Internet instead of receiving copies in the mail, follow the instructions provided when you vote over the Internet or call our toll-free stockholder services number at 800.730.4001. If you hold your shares through a bank, broker, or other holder, check the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports and vote your shares over the Internet. Opting to receive your proxy materials online saves us the cost of producing and mailing these materials to your home or office and gives you an automatic link to the proxy voting site.

Householding of Annual Meeting Materials

        Some banks, brokers, and other nominee record holders may participate in the practice of "householding" proxy statements and annual reports. This means that only one copy of this Proxy Statement and Notice of Annual Meeting and the 2006 Annual Report may have been sent to multiple stockholders in your household. If you would like to obtain another copy of either document, please contact our Corporate Secretary at 301 Merritt 7, P.O. Box 5435, Norwalk, Connecticut 06856-5435, telephone 203.840.2000. If you want to receive separate copies of the proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

Directions to the Meeting

The meeting will be held at 301 Merritt 7, Main Avenue (old U.S. Route 7), Norwalk,
Connecticut, approximately one-half mile north of Exit 40B (northbound or southbound)
on the Merritt Parkway (Connecticut Route 15). Signs in the lobby will direct you to the meeting.

301 Merritt 7
P.O. Box 5435
Norwalk, CT 06856-5435

Notice of 2006 Annual Meeting of Stockholders
Time and Date:	9:30 a.m. Eastern Time on Thursday, October 19, 2006
Place:	301 Merritt 7 Main Avenue (old U.S. Route 7) Norwalk, Connecticut 06851
Purposes:	•	Elect 10 directors.
	•	Ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2007.
	•	Approve amendments to our Restated Certificate of Incorporation to change the name of the "Celera Genomics Group" to the "Celera Group."
•
Approve amendments to the Applera Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan and the Applera Corporation/Celera Genomics Group Amended and Restated 1999 Stock Incentive Plan.
	•	Transact such other business as may properly come before the meeting or any adjournment thereof.
Record Date:
You can vote if you were a stockholder of record of Applera Corporation-Applied Biosystems Group Common Stock or Applera Corporation-Celera Genomics Group Common Stock at the close of business on August 30, 2006.
Thomas P. Livingston Vice President and Secretary

September [    ], 2006

Your vote is important.

Whether or not you plan to attend the meeting, please vote as soon as possible. You may vote in person at the meeting even if you send in your proxy or vote over the Internet or by telephone.

Table of Contents

Page
General Information	1
Who May Vote at the Meeting	1
How to Vote	1
How to Revoke a Proxy	2
Quorum	2
Vote Required	2
Voting on Other Matters	3
Costs of Proxy Solicitation	3
Corporate Governance	3
Corporate Governance Guidelines	3
Director Independence	3
Code of Conduct	4
Communications with Directors	4
Board of Directors and Committees	4
Board Committees	5
Report of the Audit/Finance Committee	7
Compensation of Directors	8
Ownership of Company Stock	9
Greater than 5% Beneficial Owners	9
Directors and Executive Officers	10
Section 16(a) Beneficial Ownership Reporting Compliance	12
Executive Compensation	13
Summary Compensation Table	13
Option Exercises and Year-End Value Tables	15
Retirement Benefits	15
Employment Agreements and Other Relationships	18
Report of the Management Resources Committee	20
Performance Graphs	24
Proposal 1—Election of Directors	26
Proposal 2—Ratification of the Selection of Independent Registered Public Accounting Firm	28
Audit and Non-Audit Fees	28
Pre-Approval Policies and Procedures	29
Proposal 3—Approval of Amendments to Restated Certificate of Incorporation	29
Proposals 4 and 5—Approval of Amendments to the Applera Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan and the Applera Corporation/Celera Genomics Group Amended and Restated 1999 Stock Incentive Plan	30
Stockholder Proposals	42
Additional Information	43

301 Merritt 7
P.O. Box 5435
Norwalk, CT 06856-5435

September [    ], 2006

Proxy Statement

General Information

        We are providing these proxy materials in connection with the solicitation of proxies by the Board of Directors of Applera Corporation for use at our 2006 Annual Meeting of Stockholders. Throughout this proxy statement, we refer to Applera Corporation as the "Company," "we," "us," or "our."

        You are invited to attend our 2006 Annual Meeting of Stockholders on Thursday, October 19, 2006, at 9:30 a.m. Eastern Time. The meeting will be held at 301 Merritt 7, Main Avenue (old U.S. Route 7), in Norwalk, Connecticut. See the inside front cover of this proxy statement for directions. The location is accessible to handicapped persons.

        This proxy statement and the accompanying proxy card are being mailed starting on or about September [    ], 2006.

Who May Vote at the Meeting

        We have two classes of voting stock: our Applied Biosystems Group Common Stock, which we refer to as "Applera-Applied Biosystems stock," and our Celera Genomics Group Common Stock, which we refer to as "Applera-Celera stock." We refer to the two classes collectively as "Applera common stock." Only holders of record of Applera common stock at the close of business on August 30, 2006, the record date for the meeting, are entitled to receive these proxy materials and vote their shares at the meeting.

        As of the record date, there were [             ] shares of Applera-Applied Biosystems stock and [             ] shares of Applera-Celera stock outstanding and entitled to vote at the meeting.

        At the meeting, each outstanding share of Applera-Applied Biosystems stock will be entitled to one vote, and each outstanding share of Applera-Celera stock will be entitled to [ ] vote. The voting rights of the Applera-Celera stock were determined based on recent market values of each class of Applera common stock in accordance with a formula set forth in our Restated Certificate of Incorporation. Holders of Applera-Applied Biosystems stock and Applera-Celera stock will vote together as a single class at the meeting.

How to Vote

        Stockholders of record (that is, stockholders who hold shares of Applera common stock in their own names in our stock records maintained by our transfer agent, Computershare Trust Company, N.A. (formerly Equiserve Trust Company, N.A.)), have the choice of voting by Internet, by telephone, or by completing and returning the accompanying proxy card. The shares represented by a properly signed proxy card or voted over the Internet or by telephone will be voted at the meeting as specified by the stockholder. If a proxy card is properly signed and returned but no specific choices are made, the shares represented by the proxy card will be voted in favor of the election of all of the nominees for director and each of the proposals set forth on the proxy card.

        "Street name" stockholders (that is, stockholders who hold shares of Applera common stock through a bank, broker, or other nominee) who want to vote at the meeting need to obtain a proxy form from the institution that holds their shares and follow the voting instructions on that form.

How to Revoke a Proxy

        A stockholder of record may revoke a proxy, including a vote over the Internet or by telephone, at any time before it is voted at the meeting by:

  •
  submitting a properly completed proxy with a later date;
  •
  voting by telephone or over the Internet at a later time;
  •
  filing with the Secretary of the Company a written revocation of proxy; or
  •
  voting in person at the meeting.

Attendance at the meeting will not by itself constitute revocation of a proxy.

Quorum

        We need a quorum to transact business at the meeting. This means that at least a majority of the total votes entitled to be cast by the outstanding shares of Applera common stock must be present at the meeting, either in person or by proxy. Abstentions and "broker non-votes" are counted as present and entitled to vote for purposes of determining whether a quorum exists. A "broker non-vote" occurs when a broker or other nominee does not vote on a particular proposal because it does not have discretionary voting authority for that proposal and has not received voting instructions from the beneficial owner.

Vote Required

        Election of Directors. A plurality of the votes cast at the meeting is required for the election of directors (Proposal 1). That is, the nominees receiving the greatest number of votes will be elected. Accordingly, abstentions will not affect the outcome of the election of directors.

        Ratification of Selection of PricewaterhouseCoopers.    The favorable vote of a majority of the votes present in person or by proxy and entitled to vote at the meeting is required to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal 2). An abstention on this proposal will be counted for purposes of determining the number of shares present on the proposal but will not be counted as a vote "for" or "against" the proposal. Therefore, an abstention will have the same effect as a vote against the proposal.

        Approval of Amendments to Restated Certificate of Incorporation.    The favorable vote of a majority of the votes represented by the outstanding shares of Applera common stock entitled to vote at the meeting is required to approve the amendments to our Restated Certificate of Incorporation (Proposal 3). An abstention is not a favorable vote and will have the same effect as a vote against the proposal.

        Amendments to Stock Incentive Plans.    The favorable vote of a majority of the votes present in person or by proxy and entitled to vote at the meeting is required to approve the amendments to our stock incentive plans (Proposals 4 and 5). An abstention on either of these proposals will be counted for purposes of determining the number of shares present on the proposal but will not be counted as a vote "for" or "against" the proposal. Therefore, an abstention will have the same effect as a vote against the proposal. Broker non-votes will have no effect on either of these proposals because they are not considered votes cast or votes entitled to vote at the meeting.

        The rules of the New York Stock Exchange permit a broker or other nominee to vote on the election of directors, the ratification of the selection of PricewaterhouseCoopers, and the amendments to our Restated Certificate of Incorporation, even if the broker or other nominee does not receive voting instructions from the stockholder. These rules do not permit a broker or other nominee to vote on the proposals related to our stock incentive plans absent instructions from the stockholder. Without voting instructions on these proposals, "broker non-votes" will occur.

Voting on Other Matters

        If other matters are properly presented at the meeting for consideration, the persons named as proxies on the accompanying proxy card will have the discretion to vote for you on these matters in accordance with their best judgment. As of the date of this proxy statement, we do not know of any matters to be brought before the meeting other than those described in this proxy statement.

Costs of Proxy Solicitation

        We will bear the costs of soliciting proxies for the meeting. In addition to solicitation by mail, proxies may be solicited on our behalf by our directors, officers, or employees in person or by telephone, facsimile, or other electronic means. We have hired Morrow & Co., Inc., Stamford, Connecticut, to assist in the distribution and solicitation of proxies for a fee of $7,500, plus expenses.

        We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries holding shares of Applera common stock in their names or those of their nominees for expenses they incur in sending proxy materials to the beneficial owners of Applera common stock and obtaining their proxies.

Corporate Governance

Corporate Governance Guidelines

        The Board has adopted Corporate Governance Guidelines to reflect the principles by which the Company operates. These Guidelines are available in the Corporate section of our website at www.applera.com under the heading "Corporate Governance—Corporate Governance Guidelines." The Guidelines are also available in print to any stockholder on request to: Secretary, Applera Corporation, 301 Merritt 7, P.O. Box 5435, Norwalk, Connecticut, 06856-5435. The Board periodically reviews the Guidelines, and any modifications are reflected in the Guidelines posted on our website. Please note that none of the information contained on our websites is incorporated by reference into this proxy statement, and the website addresses are included as inactive textual references only.

Director Independence

        It is the objective of the Board that all non-management directors meet the criteria for independence required by the New York Stock Exchange and the Securities and Exchange Commission absent unusual and compelling circumstances. Only those directors who the Board affirmatively determines have no material relationship with the Company (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company) and who meet the additional qualifications prescribed under the New York Stock Exchange rules will be considered independent. In addition, our Corporate Governance Guidelines require that members of the Audit/Finance Committee also satisfy the independence requirements for members of audit committees prescribed under the Sarbanes-Oxley Act of 2002.

        The Board has determined that relationships with charitable organizations (including non-profit entities formed for charitable, scientific, or educational purposes) are not material relationships that would impair a director's independence unless contributions by the Company to the organization in any single fiscal year within the preceding three years exceed the greater of $1 million or 2% of such organization's consolidated gross revenues. The Company's automatic matching of charitable contributions are not included in the amount of the Company's contributions for this purpose. The Board considers any other relationships based on all relevant facts and circumstances.

        The Board has reviewed the business, family, and charitable relationships between the Company and each non-management director. Several non-management directors of the Company serve as directors, trustees, or officers of companies or non-profity entities which have in the past directly or indirectly purchased or sold products and services from or to the Company. These transactions were conducted in the ordinary course of business and on an arms-length basis, and none of our directors received a personal benefit from these transactions. In addition, the Company employs Mr. Tobin's son-in-law as a manager for the Celera Genomics group. Mr. Tobin's son-in-law is not an officer of the Company, and his compensation is comparable to compensation paid to other employees performing similar job functions. Based on its review of these and other relationships between the Company and the non-management directors, the Board determined that there are no relationships which would interfere with the ability of any non-management director to exercise independent judgment and that all of the non-management directors are independent under all of the requirements described above. The non-management directors are: Richard H. Ayers; Jean-Luc Bélingard; Robert H. Hayes; Arnold J. Levine; William H. Longfield; Theodore E. Martin; Carolyn W. Slayman; Orin R. Smith; and James R. Tobin. The Board further determined that all of the members of the Audit/Finance Committee satisfied the requirements for members of audit committees described above.

Code of Conduct

        All of our directors and employees, including our Chief Executive Officer, Chief Financial Officer, and Controller (our principal accounting officer), are required to abide by our Code of Business Conduct and Ethics to ensure that our business is conducted in a legal and ethical manner. The Code is available in the Corporate section of our website at www.applera.com under the heading "Corporate Governance—Code of Business Conduct." The Code is also available in print to any stockholder on request to the Company's Secretary at the address given above.

Communications with Directors

        The Board has approved a policy by which stockholders and other interested parties may communicate directly with the Board or the non-management directors. All communications should be in writing and should be directed to the Company's Secretary at the address given above. The sender should indicate in the address whether it is intended for the entire Board, the non-management directors as a group, or an individual director. Each communication intended for the Board or non-management directors received by the Secretary will be forwarded to the intended recipients subject to compliance with instructions from the Board in effect from time to time concerning the treatment of inappropriate communications.

Board of Directors and Committees

        Our business is managed under the direction of our Board of Directors. Members of the Board are kept informed of our business through discussions with officers and other employees, by reviewing materials relating to the Company, and by participating in meetings of the Board and its committees.

        There were eight Board meetings and 21 committee meetings during fiscal 2006. Average attendance at these meetings was more than 95%, and each director attended at least 75% of the meetings of the Board and of the committees on which he or she served, except for Mr. Tobin who attended approximately 69% of the meetings of the Board and the committee on which he served. Mr. Tobin would have attended more than 75% of the meetings of the Board and of the committee on which he served but for the fact that he missed two meetings in June for personal health reasons.

        Non-management directors of the Company meet in executive session without the Chief Executive Officer or any other member of management present at each regularly scheduled Board meeting. The director then serving as chair of the Nominating/Corporate Governance Committee serves as presiding director of these sessions.

        All directors are expected to attend the annual meeting of stockholders, and all directors were present at our 2005 annual meeting.

Board Committees

        The Board has established standing committees to assist it in carrying out its responsibilities. Each of these committees operates under a written charter, copies of which are available in the Corporate section of our website at www.applera.com under the heading "Corporate Governance—Committee Charters." The committee charters are also available in print to any stockholder on request to: Secretary, Applera Corporation, 301 Merritt 7, P.O. Box 5435, Norwalk, Connecticut, 06856-5435. The Board regularly reviews the committee charters, and any modifications are reflected in the charters posted on our website.

        The current membership of each of our Board committees is provided below:

Name	Audit/ Finance	Executive	Management Resources	Nominating/ Corporate Governance	Technology Advisory
Richard H. Ayers	X	X
Jean-Luc Bélingard			C	X	X
Robert H. Hayes	C	X			X
Arnold J. Levine			X	C	C
William H. Longfield			C	X
Theodore E. Martin	X
Carolyn W. Slayman		X	X	C	C
Orin R. Smith			X	X
James R. Tobin	C
Tony L. White		C

C = Chair/Co-Chair

        Audit/Finance Committee.    The Audit/Finance Committee oversees accounting, finance, and internal control matters. The Committee is responsible for the appointment, compensation, evaluation, and oversight of the work of the independent registered public accounting firm for the purpose of preparing or issuing an audit report or performing other services. In addition, the Committee, among other things:

  •
  reviews and approves the scope and plan of audit and non-audit services to be performed by the independent registered public accounting firm;

  •
  reviews with management and the independent registered public accounting firm our annual and quarterly consolidated financial statements;

  •
  reviews internal accounting and auditing procedures, including the process used by management to evaluate and report on the effectiveness of the Company's internal control over financial reporting;

  •
  reviews and approves the scope and plan of audit services to be performed by our internal audit department;

  •
  reviews our financial policies and strategies; and

  •
  reviews policies and practices designed to assure compliance with legal and ethical standards.

A report of the Committee for fiscal 2006 is provided on page 7.

        The Audit/Finance Committee met 8 times during fiscal 2006. The Board has determined that each member of the Audit/Finance Committee is "independent" as defined by the rules of the New York Stock Exchange. The Board has further determined that each member of the Committee meets the New York Stock Exchange requirement of having accounting or related financial management expertise and that each of Messrs. Ayers, Martin, and Tobin are "audit committee financial experts" as defined by the rules of the Securities and Exchange Commission. The designation of members of our Audit/Finance Committee as "audit committee financial experts" does not impose on those members any duties, obligations, or liabilities that are greater than are generally imposed on them as members of the Audit/Finance Committee and Board of Directors, and does not affect the duties, obligations, or liabilities of any other member of the Audit/Finance Committee or Board of Directors.

        Executive Committee.    The Executive Committee has the authority to act for the full Board in emergency situations requiring Board action where time constraints preclude a meeting of the Board. It is expected that meetings of the Committee should rarely, if ever, be required. The Executive Committee did not meet during fiscal 2006.

        Management Resources Committee.    The Management Resources Committee oversees compensation policies and practices for the Company's senior management, including salary, bonus, and incentive awards, and recommends the compensation of non-management directors. The Committee also develops and reviews management development and succession plans for the Company's Chief Executive Officer and other executive officers. The Committee's report on executive compensation starts on page 20.

        The Management Resources Committee met six times during fiscal 2006. The Board has determined that each member of the Management Resources Committee is independent as defined by the rules of the New York Stock Exchange.

        Nominating/Corporate Governance Committee.    The Nominating/Corporate Governance Committee evaluates Board and management effectiveness and generally takes a leadership role in shaping and advising the Board on corporate governance and related matters. In addition, the Committee recommends membership assignments and responsibilities for committees of the Board and develops and monitors our Corporate Governance Guidelines.

        The Committee also assists the Board in identifying individuals qualified to serve as members of the Board. Under our Corporate Governance Guidelines and the Committee's policy, nominees for director will be selected based on their independence, character, judgment, business experience, diversity, and specific areas of expertise, among other relevant considerations. Final approval of the nomination of a new nominee will be determined by the full Board. The Committee will consider nominations for directors recommended by Board members, Company management, stockholders, and other sources. The Committee will evaluate director candidates proposed by stockholders in the same manner it evaluates other candidates, provided that the stockholders proposing a director candidate submit their proposal to the Company's Secretary prior to the deadlines generally applicable to the submission of stockholder proposals required under our By-laws described below under the heading "Stockholder Proposals." In addition, submissions of nominations should include a current resume and curriculum vitae of the nominee and statement describing the nominee's qualifications and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is submitting the nomination, the number of shares of Applera common stock which are owned of record or beneficially by the submitting stockholder, and a description of all arrangements or understandings between the submitting stockholder and the nominee.

        The Nominating/Corporate Governance Committee met five times during fiscal 2006. The Board has determined that each member of the Nominating/Corporate Governance Committee is independent as defined by the rules of the New York Stock Exchange.

        Technology Advisory Committee.    The Technology Advisory Committee advises the Board and management concerning issues related to the development and implementation of our technological resources, including strategies for developing and expanding the Company's technology portfolio and assisting management in assessing third party technology opportunities. The Technology Advisory Committee met two times during fiscal 2006.

Report of the Audit/Finance Committee

        The Audit/Finance Committee assists the Board in its oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. The Committee operates under a written charter adopted by the Board, a copy of which is available in the Corporate section of our website at www.applera.com under the heading "Corporate Governance—Committee Charters."

        Management is responsible for the financial statements and the reporting process, including the system of internal controls. PricewaterhouseCoopers LLP ("PwC"), the Company's independent registered public accounting firm, is responsible for expressing an opinion as to whether these financial statements are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States of America and on management's assessment of the effectiveness of the Company's internal control over financial reporting. In addition, PwC will express its own opinion on the effectiveness of the Company's internal control over financial reporting.

        In performing its oversight responsibilities, the Committee reviewed and discussed with management and PwC the audited consolidated financial statements of the Company as of and for the fiscal year ended June 30, 2006, management's assessment of the effectiveness of the Company's internal control over financial reporting, and PwC's evaluation of the Company's internal control over financial reporting. The Committee also discussed with PwC their judgment as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees."

        The Committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with PwC their independence from the Company and its management. The Committee considered whether the provision of non-audit services by PwC to the Company is compatible with maintaining the independence of PwC and concluded that the independence of PwC is not compromised by the provision of such services.

        Based on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, the inclusion of the audited consolidated financial statements of the Company in its Annual Report on Form 10-K for the fiscal year ended June 30, 2006, for filing with the Securities and Exchange Commission.

        The Committee has also appointed PwC to audit the Company's consolidated financial statements for the fiscal year ending June 30, 2007, subject to stockholder ratification of that appointment.

Audit/Finance Committee
Robert H. Hayes, Co-Chair James R. Tobin, Co-Chair Richard H. Ayers Theodore E. Martin

Compensation of Directors

        Each non-management director currently receives:

  •
  an annual retainer, payable in cash and shares of Applera-Applied Biosystems stock and shares of Applera-Celera stock;

  •
  a grant of stock options to purchase shares of Applera-Applied Biosystems stock and shares of Applera-Celera stock; and

  •
  a restricted stock award of shares of Applera-Applied Biosystems stock and shares of Applera-Celera stock.

The Company does not pay any additional amounts for attendance at meetings or participation on committees.

        Annual Retainer.    Each non-management director currently receives an annual retainer of $60,000, at least 50% of which must be applied to the purchase of Applera-Applied Biosystems stock and Applera-Celera stock. Purchases of stock are made quarterly, and the number of shares of each class of stock purchased is based on the ratio of the number of shares of each class outstanding on the purchase date. The purchase price is the fair market value of a share of the applicable class of stock on the purchase date.

        Stock Options.    Each non-management director received a grant of stock options to purchase 9,000 shares of Applera-Applied Biosystems stock and 3,600 shares of Applera-Celera stock under the terms of our stock incentive plans upon election at the 2005 annual meeting of stockholders. The exercise price of these options is the fair market value of a share of the applicable class of stock on the date of grant. These options are exercisable in four equal annual installments and have a term of ten years.

        Restricted Stock.    Our stock incentive plans provide that each non-management director will receive a restricted stock award of shares of Applera-Applied Biosystems stock and shares of Applera-Celera stock upon election or reelection to the Board. The number of shares to be awarded is determined by the Management Resources Committee, except that the aggregate dollar value of the restricted stock award to each non-management director is subject to an annual dollar limit under the terms of the plans. This limit was $217,419 for fiscal 2006, and increases by 10% each subsequent fiscal year. The aggregate dollar value of an award is calculated by multiplying the number of shares included in the award by the fair market value of the applicable class of stock on the date of grant. The awards vest on the date immediately preceding the first annual meeting following the date of grant and will be forfeited, subject to certain exceptions, if the director ceases to serve as a member of the Board prior to that date. Prior to vesting, the director has the right to receive cash dividends and to vote but may not sell or otherwise transfer the shares.

        Each non-management director received a restricted stock award of 2,600 shares of Applera-Applied Biosystems stock and 1,000 shares of Applera-Celera stock upon election at the 2005 annual meeting of stockholders. The aggregate dollar value of these awards on the date of grant was $72,225.

        Deferrals.    Non-management directors may defer receipt of the cash or stock portion of their annual retainer and their restricted stock award. Stock is credited to a deferral account of a director in units, each unit representing one share of the applicable class of Applera common stock. Directors cannot vote the shares represented by these units. The stock portion of a director's deferral account is adjusted to take into account dividends paid on Applera common stock, and the cash portion of a director's deferral account is credited quarterly with interest at the prevailing prime rate.

        Special Assignments.    Recognizing that there may be occasions where we are best served by non-management directors spending additional time in their capacities as directors, the Board has determined that it may be appropriate to provide additional compensation for these services. Specifically, the Nominating/Corporate Governance Committee will determine and approve a per diem payment where a non-management director is requested to spend materially more time than would ordinarily be expected. Payment for these services will not exceed reasonable and customary rates for the type of services performed. We did not make any such payments during fiscal 2006.

        Stock Ownership Policy.    In order to encourage non-management directors to retain a financial investment in the Company, the Nominating/Corporate Governance Committee has established a requirement that each non-management director retain a personal investment in Applera common stock or stock equivalents equal to four times the annual retainer. Stock equivalents that qualify under the policy include deferred shares, restricted stock subject to time-based vesting, and vested, in-the-money stock options. Non-management directors have a period of four years from the date of initial election to achieve this ownership level. As of the end of our 2006 fiscal year, all of the non-management directors had satisfied their individual investment goals.

        Miscellaneous.    All directors are reimbursed for expenses incurred in attending Board and committee meetings (including the travel expenses of spouses if they are specifically invited to attend). Non-management directors are provided business travel accident insurance when traveling on behalf of the Company and personal excess liability insurance. Directors are also eligible to participate in our matching gifts program on the same basis as our employees.

        Employee directors receive no additional compensation for service on the Board or its committees.

Ownership of Company Stock

Greater than 5% Beneficial Owners

        The table below provides information about the only persons known by us to beneficially own more than 5% of the outstanding shares of either class of Applera common stock as of August 18, 2006.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Applera-Applied Biosystems Stock	Percent of Class	Amount and Nature of Beneficial Ownership of Applera-Celera Genomics Stock		Percent of Class
Primecap Management Company 225 South Lake Avenue, Suite 400 Pasadena, CA 91101	22,550,240[1]	12.4
AXA/AllianceBernstein L.P. 25, avenue Matignon 75008 Paris, France	13,614,250[2]	7.5	10,379,528	[3]	13.3
FMR Corp. 82 Devonshire Street Boston, MA 02109			9,349,148	[4]	12.0
Wellington Management Company, LLP 75 State Street Boston, MA 02109			7,585,964	[5]	9.7
Iridian Asset Management LLC 276 Post Road West Westport, CT 06880			5,056,565[6]		6.5

1
Based on a Form 13F for the quarter ended June 30, 2006, filed with the Securities and Exchange Commission (the "SEC"), Primecap Management Company has sole investment discretion with respect to all of these shares, sole voting authority with respect to 4,595,690 shares, and no voting authority with respect to 17,954,550 shares.

2
Based on a Form 13F for the quarter ended June 30, 2006, filed with the SEC, AXA, together with AllianceBernstein L.P. and other affiliates, has shared investment discretion (as defined) with respect to all of these shares and sole voting authority with respect to 11,967,146 shares, shared voting authority with respect to 64,476 shares, and no voting authority with respect to 1,582,628 shares.

3
Based on a Form 13F for the quarter ended June 30, 2006, filed with the SEC, AXA, together with AllianceBernstein L.P. and other affiliates, has shared investment discretion (as defined) with respect to all of these shares and sole voting authority with respect to 8,816,172 shares and no voting authority with respect to 1,563,356 shares.

4
Based on a Form 13F for the quarter ended June 30, 2006, filed with the SEC, FMR Corp. has shared investment discretion (as defined) and no voting authority with respect to these shares.

5
Based on a Form 13F for the quarter ended June 30, 2006, filed with the SEC, Wellington Management Company, LLP, has sole investment discretion with respect to 6,725,640 shares, shared investment discretion (as defined) with respect to 860,324 shares, sole voting authority with respect to 5,010,171 shares, shared voting authority with respect to 721,324 shares, and no voting authority with respect to 1,854,469 shares.

6
Based on a Form 13F for the quarter ended June 30, 2006, filed with the SEC, Iridian Asset Management LLC has sole investment discretion with respect to all of these shares, sole voting authority with respect to 2,964,614 shares, and no voting authority with respect to 2,091,951 shares.

Directors and Executive Officers

        The table below shows the number of shares of each class of Applera common stock beneficially owned as of August 18, 2006, by (1) each non-management director, (2) each of the persons named in the Summary Compensation Table below under "Executive Compensation," and (3) all directors and executive officers of the Company as a group. None of these persons, other than Mr. White, beneficially owned more than one percent of the outstanding shares of either class of Applera common stock. Mr. White beneficially owned approximately 2.2% of the outstanding shares of Applera-Applied Biosystems stock and approximately 1.8% of the outstanding shares of Applera-Celera stock. All directors and executive officers as a group beneficially owned approximately 4.6% of the outstanding shares of Applera-Applied Biosystems stock and approximately 4.8% of the outstanding shares of Applera-Celera stock. Except as otherwise noted, voting and investment power is exercised solely by the beneficial owner or is shared by the owner with his or her spouse.

	Title of Class	Number of Shares of Applera Common Stock Beneficially Owned[1,2]		Number of Deferred Stock Units Beneficially Owned[3]	Total
Non-management directors
Richard H. Ayers	Applera-Applied Biosystems stock	83,559	[4]	14,210	97,769
	Applera-Celera stock	65,488	[4]	3,386	68,874
Jean-Luc Bélingard	Applera-Applied Biosystems stock	82,520		0	82,520
	Applera-Celera stock	64,744		0	64,744
Robert H. Hayes	Applera-Applied Biosystems stock	79,733		12,435	92,168
	Applera-Celera stock	63,544		3,064	66,608
Arnold J. Levine	Applera-Applied Biosystems stock	51,900		21,459	73,359
	Applera-Celera stock	66,396		6,761	73,157
William H. Longfield	Applera-Applied Biosystems stock	19,700		10,291	29,991
	Applera-Celera stock	6,900		3,744	10,644
Theodore E. Martin	Applera-Applied Biosystems stock	50,700		20,854	71,554
	Applera-Celera stock	55,756		6,617	62,373
Carolyn W. Slayman	Applera-Applied Biosystems stock	69,377		12,553	81,930
	Applera-Celera stock	60,902		3,605	64,507
Orin R. Smith	Applera-Applied Biosystems stock	60,700		28,203	88,903
	Applera-Celera stock	57,256		8,368	65,624
James R. Tobin	Applera-Applied Biosystems stock	50,700		20,020	70,720
	Applera-Celera stock	55,756		6,419	62,175

	Title of Class	Number of Shares of Applera Common Stock Beneficially Owned[5,6]		Number of Restricted Stock Units Beneficially Owned[7]	Total
Named Executive Officers
Tony L. White	Applera-Applied Biosystems stock	4,032,478	[8]	66,600	4,099,078
	Applera-Celera stock	1,432,305	[8]	38,400	1,436,145
Catherine M. Burzik	Applera-Applied Biosystems stock	321,755		63,360	385,115
	Applera-Celera stock	71,649		0	71,649
Dennis L. Winger	Applera-Applied Biosystems stock	1,324,459		23,400	1,347,859
	Applera-Celera stock	517,949		13,200	531,149
William B. Sawch	Applera-Applied Biosystems stock	1,238,389		23,400	1,261,789
	Applera-Celera stock	458,624		13,200	471,824
Kathy Ordoñez	Applera-Applied Biosystems stock	374,200		0	374,200
	Applera-Celera stock	540,300		108,000	648,300
	Title of Class	Number of Shares of Applera Common Stock Beneficially Owned	Number of Deferred Stock Units and Restricted Stock Units Beneficially Owned[7]	Total
All directors and executive officers as a group (18 persons)[9]	Applera-Applied Biosystems stock	8,656,069	373,485	9,029,554
	Applera-Celera stock	3,915,270	225,564	4,140,834

1
Includes the following number of presently exercisable stock options and stock options that will become exercisable within 60 days:

	Applera-Applied Biosystems Stock	Applera-Celera stock
Richard H. Ayers	56,700	57,256
Jean-Luc Bélingard	56,700	57,256
Robert H. Hayes	56,700	56,256
Arnold J. Levine	50,700	66,096
William H. Longfield	16,700	5,900
Theodore E. Martin	50,700	55,756
Carolyn W. Slayman	56,700	57,256
Orin R. Smith	56,700	57,256
James R. Tobin	50,700	55,756

No voting or investment power exists with respect to these shares prior to exercise of the stock options.

2
Includes for each of Messrs. Ayers, Bélingard, and Hayes 2,600 restricted shares of Applera-Applied Biosystems stock and 1,000 restricted shares of Applera-Celera stock. Prior to vesting, each director has the right to vote but may not sell or otherwise transfer these shares.

3
Consists of units representing full shares of stock deferred by non-management directors (see "Board of Directors and Committees—Compensation of Directors" above). No voting power exists with respect to any deferred share units.

4
Includes 23,824 shares of Applera-Applied Biosystems stock and 7,045 shares of Applera-Celera stock held by the Suzanne L. Ayers Living Trust, a trust for the benefit of Mr. Ayers' wife, of which Mr. Ayers is a co-trustee.

5
Includes the following number of stock options held by the named individuals, which represent all stock options held by such individuals and all of which are presently exercisable:

	Applera-Applied Biosystems Stock	Applera-Celera stock
Tony L. White	3,336,192	1,249,037
Catherine M. Burzik	291,400	69,200
Dennis L. Winger	1,257,158	482,950
William B. Sawch	1,151,200	437,678
Kathy Ordoñez	374,200	500,300

No voting or investment power exists with respect to these shares prior to exercise of the stock options.

6
Includes 202,230 restricted shares of Applera-Applied Biosystems stock and 86,670 restricted shares of Applera-Celera stock held by Mr. White, 12,500 restricted shares of Applera-Applied Biosystems stock held by Ms. Burzik, and 33,705 restricted shares of Applera-Applied Biosystems stock and 14,445 restricted shares of Applera-Celera stock held by Mr. Winger. Prior to vesting, Messrs. White and Winger and Ms. Burzik have the right to vote the restricted shares, but they may not sell or otherwise transfer these shares.

7
Consists of restricted stock units ("RSUs") representing the right to receive shares of Applera-Applied Biosystems stock or Applera-Celera stock, as the case may be, at the time the RSUs vest. Prior to the vesting of the RSUs, the recipient will not be deemed to be the holder of, or have any of the rights of a holder with respect to, any shares of the class of Applera common stock deliverable with respect to the RSUs.

8
Excludes: (a) 75,000 shares of Applera-Applied Biosystems stock and 25,000 shares of Applera-Celera stock held by the Elizabeth Ann White Business Interests, LLLP, a family limited partnership of which Mr. White's daughter is the sole general partner and Mr. White's wife and a grantor retained annuity trust established by Mr. White are currently the sole limited partners; and (b) 63,000 shares of Applera-Applied Biosystems stock and 21,000 shares of Applera-Celera stock held by the Tony Lee White 2006 Two Year Grantor Retained Annuity Trust, of which Mr. White's wife is the sole trustee.

9
Includes 7,650,400 shares of Applera-Applied Biosystems stock and 3,593,185 shares of Applera-Celera stock which all directors and executive officers as a group have the right to acquire through the exercise of stock options that are presently exercisable or will become exercisable within 60 days. No voting or investment power exists with respect to these shares prior to exercise of the stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

        We are required to identify any officer, director, or beneficial owner of more than 10% of either class of Applera common stock who failed to timely file with the SEC and the New York Stock Exchange a required report relating to beneficial ownership of stock under Section 16(a) of the Securities Exchange Act of 1934. Based solely on a review of information provided to us, all persons subject to these reporting requirements filed the required reports on a timely basis for fiscal 2006.

Executive Compensation

Summary Compensation Table

        The following table shows the compensation provided to our Chief Executive Officer and four other most highly paid executive officers (the "Named Executive Officers").

Long-Term Compensation
Annual Compensation
					Awards		Payouts
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)[1]	Restricted Stock Awards ($)[2]	Stock Options (#)[3]	LTIP Payouts ($)	All Other Compen- sation ($)[4]
Tony L. White Chairman, President and Chief Executive Officer	2006 2005 2004	1,096,154 1,000,000 1,000,000	2,107,432 1,798,160 1,202,500	140,441 126,878 197,773	2,815,464 0 5,189,416	0 350,000 272,000	0 0 0	208,850 168,000 311,585
Catherine M. Burzik[5] Senior Vice President and President, Applied Biosystems Group	2006 2005 2004	554,530 507,330 362,476	948,971 675,000 424,685	108,830 107,047 99,107	1,162,512 0 555,250	0 200,000 176,800	0 0 0	17,335 14,500 327,927
Dennis L. Winger Senior Vice President and Chief Financial Officer	2006 2005 2004	571,154 543,077 526,154	717,978 625,000 416,713	67,703 12,627 19,149	985,980 0 864,999	0 120,000 90,400	0 0 0	111,212 92,700 164,377
William B. Sawch Senior Vice President and General Counsel	2006 2005 2004	504,230 478,769 463,615	633,850 550,000 367,179	1,700 3,003 1,700	985,980 0 0	0 120,000 90,400	0 0 0	108,889 149,260 163,595
Kathy Ordoñez Senior Vice President and President, Celera Genomics Group	2006 2005 2004	545,192 516,347 496,154	504,984 670,613 427,500	1,395	998,100 0 0	0 200,000 108,000	0 0 0	14,122 13,375 34,779

1
Amounts shown in this column include the aggregate incremental cost to the Company of providing various perquisites and other personal benefits to each of the Named Executive Officers. These perquisites and personal benefits include personal use of Company aircraft, car allowance, financial and estate planning, and excess liability insurance. In accordance with SEC rules, no amount is included for perquisites and other personal benefits in any fiscal year if the total amount of these perquisites and benefits for the year is less than $50,000. Under a security policy adopted by the Management Resources Committee, Mr. White is required to use Company aircraft for both personal and business travel. The incremental cost of the Company aircraft is calculated by dividing the total variable costs (such as fuel, aircraft maintenance, and flight crew expenses) by the total number of flight hours for the fiscal year and multiplying this amount by the individual's total number of flight hours for personal use for the year.

The amounts shown for fiscal 2006 include: (a) for Mr. White, $83,887 for the personal use of Company aircraft; (b) for Ms. Burzik, a $50,000 mortgage subsidy received in connection with her relocation; and (c) for Mr. Winger, $15,000 for a car allowance and $25,719 for the travel costs for his spouse to accompany him on his trips between the Company's offices in California and Connecticut. Amounts shown for fiscal 2006 also include amounts reimbursed for the payment of taxes for Ms. Burzik and Mr. Winger and dividend equivalents paid in cash on performance units granted to Messrs. White, Winger, and Sawch.

2
The amounts shown for fiscal 2006 reflect the grant of restricted stock units ("RSUs") representing the right to receive shares of Applera-Applied Biosystems stock or Applera-Celera stock, as the case may be, at the time the RSUs vest. The dollar value of these RSUs is based on the closing price of a share of the applicable class of Applera common stock on the date of grant. The number of RSUs granted to each of the Named Executive Officers is as follows:

	Applera-Applied Biosystems RSUs	Applera-Celera RSUs
Tony L. White	88,800	38,400
Catherine M. Burzik	43,200	0
Dennis L. Winger	31,200	13,200
William B. Sawch	31,200	13,200
Kathy Ordoñez	0	90,000

25% of the RSUs corresponding to the Applera-Applied Biosystems stock vested on August 17, 2006 upon the attainment of revenue objectives for the Applied Biosystems group for fiscal 2006. The remaining RSUs corresponding to the Applera-Applied Biosystems stock generally vest in three increments of up to 25% of such amount following the end of fiscal years 2007, 2008, and 2009, based on the attainment of revenue objectives for the Applied Biosystems group for each of these fiscal years. The RSUs corresponding to the Applera-Celera stock generally vest in three increments of up to 16.67% of the total amount following the end of fiscal years 2007, 2008, and 2009, based on the attainment of revenue objectives for the Celera Genomics Group for each of these fiscal years, and one increment of up to 50% of the total amount following the end of fiscal year 2009 based on the attainment of profitability objectives for the Celera Genomics Group for fiscal years 2008 and 2009. Prior to the vesting of the RSUs, the recipient will not be deemed to be the holder of, or have any of the rights of a holder (including the right to receive dividends) with respect to, any shares of the class of Applera common stock deliverable with respect to the RSUs.

The number and value of the shares of restricted stock and RSUs held by each of the Named Executive Officers as of the end of the Company's 2006 fiscal year is as follows:

	Applera-Applied Biosystems Restricted Stock	Applera-Applied Biosystems RSUs	Applera-Celera Restricted Stock	Applera-Celera RSUs	Aggregate Value ($)
Tony L. White	46,332	88,800	15,444	38,400	5,068,800
Catherine M. Burzik	12,500	43,200	0	0	1,801,895
Dennis L. Winger	11,584	31,200	3,862	13,200	1,605,015
William B. Sawch	0	31,200	0	13,200	1,180,260
Kathy Ordoñez	0	0	0	90,000	1,165,500

The shares of restricted stock held by Mr. White and Mr. Winger as of the end of the Company's 2006 fiscal year vested on August 17, 2006 upon the attainment of performance goals relating to cumulative after-tax operating cash flow for fiscal 2006. The shares of restricted stock held by Ms. Burzik as of the end of the Company's 2006 fiscal year vest in two equal annual installments commencing on September 2, 2006. Prior to vesting, Ms. Burzik has the right to receive dividends, if any, on and to vote the restricted shares, but may not sell or otherwise transfer these shares.

3
A breakdown of the options set forth in the table, by class, is as follows:

		Applera-Applied Biosystems Stock	Applera-Celera Stock
Mr. White	2006	0	0
	2005	262,500	87,500
	2004	204,000	68,000
Ms. Burzik	2006	0	0
	2005	150,000	50,000
	2004	157,600	19,200
Mr. Winger	2006	0	0
	2005	90,000	30,000
	2004	68,000	22,400
Mr. Sawch	2006	0	0
	2005	90,000	30,000
	2004	68,000	22,400
Ms. Ordoñez	2006	0	0
	2005	50,000	150,000
	2004	32,000	76,000
4
The amounts shown for fiscal 2006 include: (a) payment of a portion of the cash value of vested performance units under our Performance Unit Bonus Plan for Mr. White, Mr. Winger, and Mr. Sawch of $194,250, 97,125, and $97,125, respectively; (b) Company contributions under our Employee Savings Plan for Mr. White, Ms. Burzik, Mr. Winger, Mr. Sawch, and Ms. Ordoñez, of $13,200, $13,200, $12,687, $10,364, and $12,722, respectively; and (c) amounts accrued under the savings plan component of our Excess Benefit Plan for Mr. White, Ms. Burzik, Mr. Winger, Mr. Sawch, and Ms. Ordoñez, of $1,400, $4,135, $1,400, $1,400, and $1,400, respectively.

5
Ms. Burzik became an employee of the Company on September 2, 2003.

Option Exercises and Year-End Value Tables

        The table below provides information about options for Applera-Applied Biosystems stock exercised by the Named Executive Officers during fiscal year 2006 and the value of unexercised options for Applera-Applied Biosystems stock held by those officers as of the last day of our 2006 fiscal year.

			Number of Securities Underlying Unexercised Options at June 30, 2006 (#)
					Value of Unexercised In-the-Money Options at June 30, 2006 ($)[1]
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Tony L. White	297,401	4,589,151	3,336,192	0	32,403,140	0
Catherine M. Burzik	0	0	307,600	0	3,443,386	0
Dennis L. Winger	93,415	1,188,988	1,257,158	0	11,703,638	0
William B. Sawch	40,000	635,772	1,151,200	0	10,025,125	0
Kathy Ordoñez	0	0	374,200	0	2,968,445	0

1
The fair market value of a share of Applera-Applied Biosystems stock on the last day of our 2006 fiscal year was $32.67.

        The table below provides information about options for Applera-Celera stock exercised by the Named Executive Officers during fiscal year 2006 and the value of unexercised options for Applera-Celera stock held by those officers as of the last day of our 2006 fiscal year.

			Number of Securities Underlying Unexercised Options at June 30, 2006 (#)
					Value of Unexercised In-the-Money Options at June 30, 2006 ($)[1]
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Tony L. White	0	0	1,249,037	0	4,391,737	0
Catherine M. Burzik	0	0	69,200	0	185,470	0
Dennis L. Winger	0	0	482,950	0	1,819,442	0
William B. Sawch	10,000	66,969	437,678	0	1,532,341	0
Kathy Ordoñez	0	0	500,300	0	965,950	0

1
The fair market value of a share of Applera-Celera stock on the last day of our 2006 fiscal year was $13.01.

Retirement Benefits

        We maintain a qualified defined benefit Employee Pension Plan covering the majority of our domestic employees hired prior to July 1, 1999, including the Named Executive Officers other than Ms. Burzik and Ms. Ordoñez, and a non-qualified Excess Benefit Plan, which provides pension benefits that would otherwise be denied participants by reason of compensation and/or benefit payment limitations of the Internal Revenue Code on qualified plan benefits. Both the Employee Pension Plan and the pension benefit component of the Excess Benefit Plan were frozen as of June 30, 2004. We also have a frozen non-qualified Supplemental Retirement Plan, which provides benefits based on service and a percentage of awards under the Company's Incentive Compensation Plan prior to July 1, 1995.

        Estimated annual benefits accrued to the freeze date and payable upon retirement at age 65 under the Employee Pension Plan, the Supplemental Retirement Plan, and the pension plan component of the Excess Benefit Plan to Mr. White, Mr. Winger, and Mr. Sawch are $340,502, $102,223, and $162,199, respectively, assuming continued service for benefit eligibility. Mr. Sawch's benefit includes a variable annuity component accrued on service prior to October 1, 1995. The variable annuity fund benefit payments are calculated initially based on the fund's current valuation and are adjusted annually based on the performance of the variable annuity fund unit value. Ms. Burzik and Ms. Ordoñez do not have benefit accruals under these plans.

        Under the terms of his employment agreement, Mr. White is fully vested in, and will receive, an additional lifetime annual supplemental retirement benefit. This supplemental benefit is equal to the annual benefit he would have received if he were credited with an additional 26 years of service, as well as service and compensation earned after the June 30, 2004, freeze date under the Employee Pension Plan and non-qualified Excess Benefit Plan, reduced by $111,528, the benefit payable from his prior employer. The normal form of the supplemental benefit payment is a single life annuity. Optional forms of payment, actuarially equivalent to the normal form, are available and include 50% and 100% joint and survivor options and lump sum options.

        The following table shows the estimated total annual pension benefit, including the supplemental retirement benefit, payable to Mr. White at the age, service, and remuneration levels noted:

Total Pension Benefit Table—Mr. White
	Years of Service Since October 1, 1995
	Current
		Projected
	10.75 (Age 59.8)
Remuneration		12.9 (Age 62.0)	15.9 (Age 65.0)
$2,300,000	$1,239,000	$1,375,000	$1,485,000
2,500,000	1,239,000	1,519,000	1,640,000
2,750,000	1,239,000	1,663,000	1,794,000
3,000,000	1,239,000	1,818,000	1,960,000
3,250,000	1,239,000	1,986,000	2,141,000
3,500,000	1,239,000	2,149,000	2,315,000
3,750,000	1,239,000	2,311,000	2,489,000

        The benefit amounts shown in the Total Pension Benefit Table for Mr. White are computed on a straight life annuity basis (the maximum benefit payable to a participant), and payable annually at the age noted. The remuneration amounts in the table are based on the final average annual compensation, consisting of base salary and incentive compensation, over the three consecutive year period in the 10 years preceding retirement producing the highest annual average. As of the end of the Company's 2006 fiscal year, Mr. White had 10.75 years of credited pension service from October 1, 1995, and his final average compensation was $[2,308,000] for pension purposes. The base salary and incentive compensation for Mr. White for fiscal years 2004 through 2006 are shown in the salary and bonus columns of the Summary Compensation Table under "Executive Compensation" above.

        Mr. Winger's employment agreement provides that if he continues to be employed by the Company until November 24, 2007, or if we terminate his employment prior to that date without cause, he will be entitled to receive an additional lifetime annual supplemental retirement benefit equal to the annual benefit he would have received if he were credited with an additional 10 years of service under the Employee Pension Plan and Excess Benefit Plan. The additional annual supplemental retirement benefit payable at age 65 is $149,253.

        Mr. Sawch has a deferred compensation agreement that provides him with a supplemental benefit of $25,000 per year for 10 years following retirement on or after age 60. See "Employment Agreements and Other Relationships—Other Agreements" below for a description of Mr. Sawch's deferred compensation agreement.

        The Employee Pension Plan preserves and protects the benefits of any active participant in the plan whose employment is terminated within three years following a change in control of the Company. In the event of such a termination, the rights, expectancies, and the benefits of such participants (as in effect on the date of the change in control) may not be diminished through amendment or termination of the Employee Pension Plan after the change in control. In addition, in the event the Employee Pension Plan is terminated within three years following a change in control, any funds remaining after the satisfaction of all liabilities under the plan will be allocated among participants in accordance with applicable United States Department of Labor regulations.

        Effective December 31, 2005, the Company adopted a non-qualified Supplemental Executive Retirement Plan covering a select group of senior management approved by the Board. Each of the Named Executive Officers, other than Mr. White, participates in this plan.

        The Supplemental Executive Retirement Plan provides monthly benefit payments for a participant's lifetime beginning at the participant's normal retirement date (the later of the first day of the month on or after the participant's 65th birthday or completion of five years of vesting service). The amount of the annual benefit at the normal retirement date is equal to 50% of the participant's five-year final average compensation (base salary and incentive compensation) multiplied by a fraction, the numerator of which is the number of years of service on the Company's Management Executive Committee (or in other positions that the Board has determined to be eligible for benefit credit), and the denominator of which is 15. As of June 30, 2006, the Named Executive Officers participating in the plan had the following years of eligible service: Ms. Burzik, 2.75 years; Ms. Ordonez, 5.58 years; Mr. Winger, 8.75 years; and Mr. Sawch, 13.17 years. In the case of early retirement, the accrued benefit will be reduced by 1/4 of 1% for each month by which the date of commencement of benefits under the plan precedes the participant's normal retirement date. The benefit under the plan may be offset by any special contractual benefits provided by the Company, and the benefit payable to Mr. Winger under the plan will be offset by the supplemental retirement benefit otherwise payable under his employment agreement, and the benefit payable to Mr. Sawch under the plan will be offset by the amount otherwise payable under his deferred compensation agreement.

        The following table shows the estimated annual benefit payable to participants in the Supplemental Executive Retirement Plan at the service and compensation levels noted:

Supplemental Executive Retirement Plan Table
	Years of Eligible Service
Final Average Compensation
	5	10	15
$500,000	$83,333	$166,667	$250,000
600,000	100,000	200,000	300,000
700,000	116,667	233,333	350,000
800,000	133,333	266,667	400,000
900,000	150,000	300,000	450,000
1,000,000	166,667	333,333	500,000
1,100,000	183,333	366,667	550,000
1,200,000	200,000	400,000	600,000
1,300,000	216,667	433,333	650,000
1,400,000	233,333	466,667	700,000
1,500,000	250,000	500,000	750,000
1,600,000	266,667	533,333	800,000
1,700,000	283,333	566,667	850,000
1,800,000	300,000	600,000	900,000
1,900,000	316,667	633,333	950,000
2,000,000	333,333	666,667	1,000,000

        Participants vest in their accrued benefit under the Supplemental Executive Retirement Plan after completing five years of service with the Company. The normal form of benefit payment is a single life annuity to the participant. Optional forms of payment, actuarially equivalent to the normal form, are available and include 50% and 100% joint and survivor options and lump sum options. The plan also provides death benefits for participants and vested former participants who die before benefit payments commence.

        The Supplemental Executive Retirement Plan provides that the accrued benefit of participants may not be diminished through amendment or termination of the plan. In the event a participant's employment is terminated in connection with a change in control of the Company, the participant will be credited with an additional three years of service and final average compensation will be based on the last 12 months of compensation if greater than the participant's final average compensation. The plan is intended to comply with the requirements of the Internal Revenue Code Section 409A.

Employment Agreements and Other Relationships

        Employment Agreement with Mr. White.    We entered into an employment agreement with Mr. White dated September 12, 1995, which was later amended, that provides for his employment as our Chairman, President and Chief Executive Officer. The agreement is automatically extended for consecutive one-year periods unless either party gives at least 180 days notice of its intent not to renew. Neither we nor Mr. White have given this notice. Under the terms of the agreement, Mr. White receives a base annual salary, currently set at $1,150,000, subject to annual review, and a target incentive payment under the Company's Incentive Compensation Plan, currently set at 130% of his base annual salary. He is also entitled to an annual car allowance of $20,000, reimbursement of the reasonable costs of financial planning and tax preparation, and a supplemental retirement benefit. See "Retirement Benefits" above for a description of this retirement benefit. The agreement contemplates that Mr. White will, subject to Board approval, receive an annual grant of stock options with respect to approximately 160,000 to 200,000 shares of Applera-Applied Biosystems stock and approximately 40,000 to 50,000 shares of Applera-Celera stock. We also agreed to implement a restricted stock program for Mr. White based in part on financial measures of corporate success.

        In the event we terminate Mr. White's employment without cause or if he terminates his employment for good reason, as defined in the agreement, we will pay or provide him three times his base salary and target bonus, the fair market value of 144,000 shares of Applera-Applied Biosystems stock and 36,000 shares of Applera-Celera stock, a pro rated payment under the Incentive Compensation Plan, continued participation in the Company's welfare benefit plans for up to three years, and three years of additional credit under the Company's Employee Pension Plan and non-qualified plans. In the event that Mr. White's employment is terminated due to his death, permanent disability, or retirement, we will pay him accrued salary and benefits and a pro rated payment under the Incentive Compensation Plan. Mr. White's agreement provides that he will not compete with, or solicit any employee of, the Company during the term of employment under the agreement and for a period of two years thereafter.

        Employment Agreement with Mr. Winger.    We entered into an agreement with Mr. Winger dated June 24, 1997, which was later amended, that provides for his employment as our Senior Vice President and Chief Financial Officer. Under the terms of the agreement, Mr. Winger receives a base annual salary, currently set at $594,880, subject to annual review, and a target incentive payment under the Company's Incentive Compensation Plan, currently set at 85% of his base annual salary. He is also entitled to annual car allowance of $15,000 and financial planning and tax preparation assistance, currently up to $12,000 per year. We provide Mr. Winger with the use of a Company-owned residence and leased vehicle while in Connecticut on Company business, and reimburse the reasonable travel costs for his wife to accompany him between California and Connecticut and for the cost of a home security system for his California residence. Mr. Winger is eligible to receive an annual restricted stock award of up to 12,000 shares of Applera-Applied Biosystems stock and 3,000 shares of Applera-Celera stock based on performance criteria related to the Company's cash flow. In the event we terminate Mr. Winger's employment without cause, we will pay or provide him two years of base salary and continuation of health benefits. Mr. Winger's employment agreement was amended effective August 21, 2003, to provide him with a supplemental retirement benefit under some circumstances. See "Retirement Benefits" above for a description of this benefit.

        Employment Agreement with Ms. Burzik.    We entered into an agreement dated July 25, 2003, with Ms. Burzik in connection with her employment with the Company. Under the terms of the agreement, Ms. Burzik receives a base annual salary, currently set at $680,000, subject to annual review, and a target incentive payment under the Company's Incentive Compensation Plan, currently set at 95% of her base annual salary. She is also entitled to a $15,000 annual car allowance and $12,000 per year for financial and tax planning assistance. As an inducement to join the Company and in consideration of certain benefits from her former employer that were forfeited upon joining the Company, Ms. Burzik received a one-time cash bonus of $110,000 and a special option grant of 100,000 shares of Applera-Applied Biosystems stock on her date of hire. In the event that the aggregate appreciation of these options does not equal $120,000 after four years, Ms. Burzik can surrender the options and receive a maximum of $120,000, subject to normal withholding taxes. In addition and as provided by Company policy, we paid Ms. Burzik's costs of relocating to California and also provided her with a mortgage subsidy payment of $50,000 per year for five years to help compensate her for the higher cost of living in the San Francisco Bay area. The agreement also provides that should Ms. Burzik's employment with the Company be terminated without just cause, she will receive a separation package, which includes 12 months of base pay and continuation of medical and dental benefits, outplacement assistance, and a pro rated payment under the Company's Incentive Compensation Plan.

        Change in Control Agreements.    We entered into change in control agreements with some of our officers, including each of the Named Executive Officers and Barbara J. Kerr, Vice President, Human Resources, and Ugo D. DeBlasi, Vice President and Controller. Under these agreements, we have agreed to continue to employ these officers for a period of 36 months after a change in control of the Company in the same capacity they served immediately prior to the change in control. This period of employment will be automatically extended by one week for each week in which the officer's employment continues after the change in control, but will terminate on the earlier of (1) the officer reaching age 65 or taking early retirement under any of our retirement plans, (2) the officer's disability or death, (3) the termination of the officer's employment by the Company for cause or by the officer without good reason, as defined in the agreements, or (4) in the case of Mr. White, the sixth anniversary of the commencement of the period of employment. If, following a change in control, these officers terminate their employment for good reason or their employment is terminated without cause, they will be entitled to termination payments and benefits. The termination payments are up to three times base salary and incentive compensation. For purposes of Mr. White's agreement, base salary is deemed to include an amount equal to the greater of (1) the fair market value of 48,000 shares of Applera-Applied Biosystems stock and 12,000 shares of Applera-Celera stock immediately prior to a change in control or (2) $400,000. The termination benefits include full vesting of all restricted stock and stock options, continued participation for up to three years in any benefit plans in which the officer or his or her family participated immediately preceding termination of employment, and three years of additional service credit under the Company's non-qualified plans. If any amounts due to an officer under the agreement, under the terms of any benefit plan, or otherwise payable by us are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, we will pay the officer an additional amount such that he or she will retain the same net after tax amount as if no excise tax had been imposed.

        Other Agreements.    We entered into a deferred compensation agreement with Mr. Sawch in 1993, which, subject to some conditions, provides for annual payments of $25,000 to be made for a maximum of ten years, commencing on retirement from the Company. The annual payments would also commence in the event of termination of employment for good reason, as defined in the agreement, or without cause following a change in control of the Company. The annual payments may be reduced or forfeited if Mr. Sawch elects one of several optional forms of payment based on actuarial determinations, terminates employment prior to normal retirement age, or competes with the Company. Amounts otherwise payable to Mr. Sawch under the Supplemental Executive Retirement Plan will be offset against amounts payable under this agreement. See "Retirement Benefits" above for a description of the Supplemental Executive Retirement Plan.

        Other Relationships.    Mr. White's brother-in-law is employed as a district field service manager for the Applied Biosystems group and was paid a total of approximately $113,900 in fiscal 2006. Amounts paid to this employee were comparable to compensation paid to other employees performing similar job functions.

        Mr. Tobin's son-in-law is employed as a manager for the Celera Genomics group and was paid a total of approximately $88,600 in fiscal 2006. Amounts paid to this employee were comparable to compensation paid to other employees performing similar job functions.

Report of the Management Resources Committee

        The Management Resources Committee (the "MRC") of the Board of Directors is comprised entirely of directors who are not officers or employees of the Company. The MRC reviews and approves management development, succession planning, and all elements of remuneration for executive officers, including the Chief Executive Officer. The MRC also administers the various equity plans and the cash incentive compensation plan for the Company and approves individual equity awards, business performance objectives, and business results as they pertain to compensation awards. The MRC met six times in fiscal 2006.

Overview and Philosophy.

        The overall objectives of the Company's executive compensation plans are to:

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  Attract, retain, and motivate top quality talent to lead the Company;

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  Reward executives for business performance that increases stockholder value, such as: growing revenue, increasing customer focus, attaining operational and organizational excellence, and bringing new products to market;

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  Emphasize variable compensation and equity compensation to further align the interests of executives with the Company's stockholders; and

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  Be competitive among appropriate industries and peer companies and enhance the competitiveness of individual pay commensurate with performance and results.

        The principal components of the compensation package for the Company's executive officers are:

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  Base salary;

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  Annual incentive compensation provided through a cash bonus based on Company and individual performance; and

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  Long-term incentive compensation provided through (1) stock options, (2) restricted stock units, and (3) restricted stock for certain executive officers.

        The MRC's goal is to provide a competitive and performance-based compensation package to senior management. The MRC receives independent evaluations of the Company's executive compensation practices and philosophies, and in June 2006, the MRC retained the services of an independent compensation consultant for the purpose of reviewing the Company's executive compensation benchmarks and practices.

        The competitiveness of the Company's compensation practices is determined based on professionally compiled comparisons with comparable companies primarily engaged in biotechnology, instrument development and manufacturing, and life sciences (the "Peer Group"). These companies compete in similar markets and approximate the size of the Company in terms of employees, revenue, and market capitalization. The Peer Group includes eight of the companies contained in the industry index selected by the Company for purposes of the Applera-Celera stock performance graph and five of the companies contained in the industry index selected by the Company for purposes of the Applera-Applied Biosystems stock performance graph.

Base Salary.

        Base salary is intended to be competitive with base salaries paid by companies within the Peer Group. Base salaries are reviewed annually and take into consideration job responsibility level, individual performance, and individual market value.

Annual Cash Incentive Compensation.

        Most employees not compensated on a commission basis, including the Company's executive officers, participate in the Company's Incentive Compensation Program. Awards under this program are determined by multiplying: (1) the target bonus levels for the position, expressed as a percentage of base salary, by (2) the overall business performance (the "business modifier"), expressed relative to a 100% target for plan performance and which may range from 0-150% based on actual results, by (3) the individual's performance (the "personal modifier"), expressed relative to a 100% target and which may range from 0-150% based on individual contribution and results.

        The Target Bonus Level.    The MRC assesses target incentive compensation levels based on practices of the Peer Group and approves annual incentive plan participation and bonus targets for each executive officer.

        The Business Modifier.    The MRC uses specific performance objectives for each business as a basis on which to measure annual business performance under this program. The financial measures used are well recognized throughout the investment community, and the MRC believes that achievement of these goals is directly linked to maximizing stockholder return.

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  For the Applied Biosystems group, the MRC uses EBIT (earnings before interest and taxes), revenue, cash flow, EPS (earnings per share), and the achievement of specific business goals.

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  For the Celera Genomics group, the MRC uses EBIT, cash flow, and the achievement of specific business goals.

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  For Corporate employees, including Mr. White and certain other executive officers, the MRC uses a combination of the performance results for the Applied Biosystems group and the Celera Genomics group.

        The Personal Modifier.    Mr. White, based on his review of the performance of each executive officer (other than himself) over the course of the year, may propose a personal modifier to reflect each officer's personal performance and contribution to the overall business results. The MRC is responsible for final approval of all incentive compensation awards for executive officers, taking into consideration the market target bonus level, the business modifier and the personal modifier.

Long-term Incentive Compensation.

        In fiscal 2006, the MRC adopted a long-term-incentive strategy for the Company which has the following primary objectives: (1) alignment of rewards with results and compensation outcome with business outcome; (2) higher return on equity expense by focusing award participation on those individuals with a clear capability to drive growth in value; and (3) provision of market competitive earning opportunities commensurate with job responsibility, individual contribution, and company performance. The MRC believes that this strategy is consistent with the Company's business objectives, including, stockholder return, employee retention, top-line growth, and operational excellence. The Company uses a combination of equity vehicles to achieve these objectives, as described below.

        Restricted Stock Units.    In fiscal 2006, the Company introduced a performance-based restricted stock unit program for executive officers and other key employees. Restricted stock units corresponding to Applera-Applied Biosystems stock were granted to certain executive officers and other key employees at the Applied Biosystems group, and restricted stock units corresponding to Applera-Celera stock were granted to certain executive officers and other key employees at the Celera Genomics group. The restricted stock units corresponding to the Applera-Applied Biosystems stock generally vest based on the attainment of revenue objectives for the Applied Biosystems group for fiscal years 2006, 2007, 2008, and 2009. The restricted stock units corresponding to the Applera-Celera stock vest based on the attainment of revenue objectives for the Celera Genomics group for fiscal years 2007,

2008, and 2009, and profitability objectives for fiscal years 2008 and 2009. Certain executive officers and other key employees who have responsibilities involving both the Applied Biosystems group and the Celera Genomics group, including Mr. White, were granted restricted stock units in both groups in a manner that reflects their overall job responsibilities with respect to the two groups.

        Restricted Stock.    From time to time, the MRC grants restricted stock awards to selected members of senior management in connection with their employment with the Company or key strategic initiatives at the Company or one of its business units. These awards are intended to further align management and stockholder interests. No restricted stock awards were granted in fiscal 2006.

        Stock Options.    The MRC continues to believe that it is in the Company's best interest to grant stock options to certain management and non-management employees to achieve the Company's long-term growth objectives and to align employee and stockholder interests. No stock options were awarded to any of the Company's executive officers during fiscal 2006. However, it is the MRC's intention to consider the grant of stock options to executive officers in fiscal 2007 and to continue granting options to executive officers in conjunction with, or alternating with, periodic grants of performance-based restricted stock units.

        Overall, in fiscal 2006, the Company maintained its policy to keep aggregate annual share dilution associated with the grant of equity to no more than 2% of the issued and outstanding shares of each class of Applera common stock.

Stock Ownership.

        In order to reinforce the linkage of an executive's financial gain with stockholder performance, the MRC has established a requirement that each member of the Management Executive Committee of the Company, which includes all of the Named Executive Officers, retain an investment in Applera common stock or stock equivalents equaling between one and five times the individual's annual base salary (depending upon the individual's management level). Mr. White is required to retain a personal investment equal to five times his annual base salary. Executives are given a period of five years to achieve these levels. As of the end of the Company's 2006 fiscal year, all of the members of the Management Executive Committee had satisfied their individual investment goals.

        In addition to encouraging stock ownership by granting stock options, the Company further encourages its employees to own Applera common stock through a tax-qualified employee stock purchase plan, which is generally available to all domestic and certain foreign employees. This plan generally allows participants to buy both classes of Applera common stock with up to 10% of their salary (subject to certain limits).

        The MRC monitors on an annual basis the ownership of shares of Applera-Applied Biosystems stock and Applera-Celera stock by senior officers as well as their option holdings and other benefits so that their interests are not misaligned with the two classes of Applera common stock and with their duty to act in the best interests of the Company and its stockholders as a whole.

Review of all Components of Executive Compensation.

        The MRC reviews all components of the compensation of the Chief Executive Officer and each member of the Management Executive Committee, including salary, bonus, equity and long-term incentive compensation, the dollar value of perquisites and other personal benefits, and the projected payout obligations under the Company's supplemental executive retirement plan.

Chief Executive Officer Remuneration.

        Base Salary.    During fiscal 2006, we paid Mr. White a base annual salary of $1,100,000. This represented a 10% increase over his prior salary of $1,000,000, which had been in effect from

August 2001 through June 2005. The MRC determined Mr. White's salary increase after reviewing competitive market data and individual performance during the 2005 fiscal year.

        Annual Incentive Compensation.    Mr. White's incentive compensation formula is based on the same terms and conditions applicable to executive officers and other employees described above. The MRC determines Mr. White's incentive compensation awards, including the target bonus level, the business modifier, and the personal modifier. For fiscal 2006, Mr. White earned an incentive compensation award of $2,107,432. This award was based on (1) the strong business and financial performance of the Applied Biosystems group during fiscal 2006, including its financial results which exceeded plan targets for EBIT, revenue, cash flow, and EPS for the fiscal year, and (2) the business and financial performance of the Celera Genomics group and the successful transformation of Celera through the restructuring of the Celera Diagnostics joint venture and the group's exit from its small molecule drug discovery and development programs.

        Restricted Stock Units.    Mr. White was granted 88,800 restricted stock units corresponding to Applera-Applied Biosystems stock and 38,400 restricted stock units corresponding to Applera-Celera stock, in both cases with the same performance-based vesting applicable to the restricted stock units granted to other executive officers and described above. This grant includes a component for out-performance and fully vests only in the case of achievements above target levels. Mr. White's grant was based on market competitive values at the target level.

        Stock Options.    Mr. White did not receive an award of stock options during fiscal 2006.

        Restricted Stock.    Mr. White did not receive an award of restricted stock during fiscal 2006. Mr. White last received a grant of performance-based and time-based restricted stock in fiscal 2004. The performance-based shares, which comprised two-thirds of the aggregate award, vested in three annual increments following the end of years 2004, 2005, and 2006 based upon the attainment of annual performance goals relating to cumulative after-tax operating cash flow for each of these years. The time-based shares, which also vested in three annual increments, required that Mr. White be an employee of the Company at the end of each of these fiscal years.

Conclusion.

        The Company has designed its executive compensation plans, as described above, to link the compensation of senior management with the achievement of corporate and individual performance, and ultimately an increase in stockholder value.

        The MRC intends to continue its policy of linking executive compensation with corporate and group performance and stockholder returns to the extent possible through the measurement procedures described in this report. Section 162(m) of the Internal Revenue Code generally limits the tax deductibility of certain compensation in excess of one million dollars paid to a company's chief executive officer and the four other most highly compensated executives. While the Company generally seeks to maximize the deductibility of compensation paid to its executive officers, it will maintain flexibility to take actions that may be based on considerations other than tax deductibility.

Management Resources Committee
Jean-Luc Bélingard, Co-Chair William H. Longfield, Co-Chair Arnold J. Levine Carolyn W. Slayman Orin R. Smith

Performance Graphs

        The following graph compares the yearly change in our cumulative total stockholder return for Applera-Applied Biosystems stock for the last five fiscal years with the cumulative total return on the Standard & Poor's 500 Stock Index (the "S&P 500") and the Dow Jones U.S. Medical Equipment Index (the "DJ USAM"), a published industry index that includes Applera-Applied Biosystems stock. Cumulative total returns are calculated assuming that $100 was invested on the last trading day of fiscal 2001 in Applera-Applied Biosystems stock, the S&P 500, and the DJ USAM, and that all dividends were reinvested.

Applera-Applied Biosystems Stock
Comparison of 5 Year Cumulative Returns

        The following graph compares the yearly change in our cumulative total stockholder return for Applera-Celera stock for the last five fiscal years with the cumulative total return on the S&P 500 and the Dow Jones U.S. Biotechnology Index (the "DJ USBT"), a published industry index that includes Applera-Celera stock. Cumulative total returns are calculated assuming that $100 was invested on the last trading day of fiscal 2001 in Applera-Celera stock, the S&P 500, and the DJ USBT, and that all dividends were reinvested.

Applera-Celera stock
Comparison of 5 Year Cumulative Returns

Proposal 1 — Election of Directors

        The Board of Directors has nominated the ten persons named below for election as directors of the Company at the meeting. Each nominee elected as a director will serve until his or her successor has been elected at the next annual meeting or until his or her earlier resignation, removal, or death.

        Each of the nominees is currently serving as a director of the Company and has agreed to serve if elected. If a nominee becomes unavailable to serve as a director for any reason, the shares represented by proxies will be voted for such other person as may be designated by the Board, unless the Board decides to leave the vacancy temporarily unfilled or to reduce the number of directors serving on the Board.

        The principal occupation and other information about each of the nominees as of August 18, 2006, is provided below.

  The Board recommends that you vote "FOR" each of the nominees listed below.

Richard H. Ayers 63 Years Old Became Director 1988	Mr. Ayers is the retired Chairman and Chief Executive Officer of The Stanley Works, a tool and hardware manufacturer. He was an advisor to the Chairman and Chief Executive Officer of Stanley from January 1997 to October 1997 after having served as Chairman and Chief Executive Officer of Stanley from May 1989 to December 1996. Mr. Ayers is a Trustee of MassMutual Select Funds and MML Series Investment Fund.

Jean-Luc Bélingard 57 Years Old Became Director 1993	Mr. Bélingard is President and Chief Executive Officer of Ipsen Group, a diversified French healthcare holding company. He previously served as Chief Executive Officer of bioMérieux-Pierre Fabre Group, a diversified French healthcare holding company, from 1999 to 2001, and as Director General of the Diagnostics Division and a member of the Executive Committee of F. Hoffmann-La Roche Ltd., a healthcare company, from 1990 to 1998. Mr. Bélingard is also a director of Laboratory Corporation of America Holdings and NicOx S.A.

Robert H. Hayes 70 Years Old Became Director 1985	Dr. Hayes is the Philip Caldwell Professor of Business Administration, Emeritus, at the Harvard Business School. He has held various positions at Harvard since 1966.

Arnold J. Levine 67 Years Old Became Director 1999	Dr. Levine is a professor at the Institute for Advanced Study. He previously served as President and Chief Executive Officer of Rockefeller University from 1998 to 2002 and was the Harry C. Weiss Professor of the Life Sciences and Chairman of the Molecular Biology Department at Princeton University from 1984 to 1998. Dr. Levine is also a director of Theravance, Inc. and Infinity Pharmaceuticals, Inc.

William H. Longfield 68 Years Old Became Director 2003	Mr. Longfield is the retired Chairman and Chief Executive Officer of C.R. Bard, Inc., a manufacturer of healthcare products. He joined C.R. Bard in 1989 as executive vice president, became President in 1991, and served as Chairman and Chief Executive Officer from 1995 until his retirement in August 2003. Mr. Longfield is also a director of Horizon Health Corporation, Manor Care, Inc., and West Pharmaceutical Services, Inc.

Theodore E. Martin 66 Years Old Became Director 1999	Mr. Martin is the retired President and Chief Executive Officer of Barnes Group Inc., a manufacturer of precision springs and custom metal components. He joined Barnes Group in 1990 as a group vice president and served as President and Chief Executive Officer from 1995 until his retirement in 1998. Mr. Martin is also a director of C.R. Bard, Inc., Ingersoll-Rand Company, and Unisys Corporation.

Carolyn W. Slayman 69 Years Old Became Director 1994	Dr. Slayman is the Sterling Professor of Genetics and Deputy Dean for Academic and Scientific Affairs at Yale University School of Medicine. She joined the Yale faculty in 1967. Dr. Slayman is a consultant to the National Institutes of Health, most recently having served as a member of the National Advisory General Medical Sciences Council.

Orin R. Smith 71 Years Old Became Director 1995	Mr. Smith is the retired Chairman and Chief Executive Officer of Engelhard Corporation, a provider of environmental technologies, specialty chemical products, and engineered materials. He served as Chairman and Chief Executive Officer of Engelhard from 1995 until his retirement in January 2001. He is also a director of Ingersoll-Rand Company and Vulcan Materials Company.

James R. Tobin 62 Years Old Became Director 1999	Mr. Tobin has served as President and Chief Executive Officer of Boston Scientific Corporation, a medical device manufacturer, since March 1999. Mr. Tobin previously served as President and Chief Executive Officer of Biogen, Inc., a biotechnology company, from 1997 to 1998 and President and Chief Operating Officer from 1994 to 1997. Prior to joining Biogen, he held various positions at Baxter International Inc., including President and Chief Operating Officer from 1992 to 1994. Mr. Tobin is also a director of Boston Scientific and Curis, Inc.

Tony L. White 60 Years Old Became Director 1995	Mr. White has served as our Chairman, President and Chief Executive Officer since September 1995. Prior to that date, he was Executive Vice President and a member of the Office of the Chief Executive of Baxter International Inc., a manufacturer of healthcare products and instruments. He also served as Group Vice President of Baxter from 1986 to 1992. Mr. White is also a director of C.R. Bard, Inc. and Ingersoll-Rand Company.

Proposal 2 — Ratification of the Selection of Independent Registered Public Accounting Firm

        The Audit/Finance Committee of the Board of Directors has selected PricewaterhouseCoopers LLP ("PwC"), independent registered public accounting firm, to audit our books, records, and accounts for the fiscal year ending June 30, 2007. We are asking you to ratify this selection at the meeting.

        A representative of PwC will attend the meeting to answer appropriate questions and to make a statement if he or she desires.

  The Board recommends that you vote "FOR" this proposal.

Audit and Non-Audit Fees

        The table below provides a summary of the aggregate fees for professional services rendered for the Company by PwC during fiscal 2005 and 2006. These fees are described in more detail below.

			Fiscal 2005	Fiscal 2006
Audit Fees			$2,901,577	$3,023,800
Audit-Related Fees			49,100	79,300
Tax Fees			839,600	882,015
	Fiscal 2005	Fiscal 2006
Tax Compliance	$261,200	$271,920
Other Tax	578,400	610,095
All Other Fees			12,500	1,500

Total			$3,802,777	$3,986,615

        Audit Fees for the fiscal years ended June 30, 2005 and 2006 were for: professional services rendered for the audits of our consolidated financial statements; reviews of our quarterly financial statements on Form 10-Q; and audits of our internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Fees for both fiscal years also included statutory audits of certain international subsidiaries of the Company, as well as review of other regulatory filings in the United States and in Japan.

        Audit-Related Fees for the fiscal years ended June 30, 2005 and 2006 were for assurance and related services rendered in connection with audits of certain of our employee benefit plans and preparation of the related Form 5500s.

        Tax Compliance fees for the fiscal years ended June 30, 2005 and 2006 generally involve the preparation of original and amended tax returns and claims for refund. Other Tax services for both fiscal years related to tax planning and tax advice primarily related to research credits and transfer pricing.

        Other Fees for the fiscal years ended June 30, 2005 and 2006 related to research and other software purchased by the Company.

Pre-Approval Policies and Procedures

        The Audit/Finance Committee has adopted a policy for the pre-approval of audit and non-audit services to be performed by PwC. Under this policy, all services proposed to be performed by PwC must be pre-approved either by specific advance action of the Committee, which we refer to as "specific pre-approval," or pursuant to policies and procedures established by the Committee that are detailed as to the particular service to be rendered, which we refer to as "general pre-approval." The policy authorizes the Committee to delegate pre-approval authority to individual Committee members but to date no such delegation has occurred.

        Requests for pre-approvals, whether specific or general, must be submitted to the Committee in writing by the Company's Chief Financial Officer or Controller, and include a statement as to whether, in the view of the person making the request or application, the request is consistent with the SEC's rules on auditor independence. The Committee will consider whether the proposed services are consistent with the SEC's rules on auditor independence and will not approve any prohibited service. The Committee will also consider whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company's business, people, culture, accounting systems, risk profile, and other factors it deems appropriate under the circumstances. The term of any specific or general pre-approval will generally be no longer than 12 months.

        All requests for services to be provided by the independent registered public accounting firm that have received the general pre-approval of the Committee will be submitted to the Company's Controller and must include a detailed description of the services to be rendered. The Controller will determine whether such services are included within the list of services that have received the general pre-approval. The Committee will be informed on a timely basis of any such services rendered by the independent registered public accounting firm.

        The Director of Internal Audit monitors the performance of services provided by the independent registered public accounting firm to determine whether such services were approved in compliance with the Policy.

Proposal 3 — Approval of Amendments to Applera's Restated Certificate of Incorporation to Change the Name of the "Celera Genomics Group" to the "Celera Group"

        The Board of Directors has approved, subject to approval by the stockholders at the meeting, amendments to our Restated Certificate of Incorporation to change the name of the "Celera Genomics Group" to the "Celera Group."

        The business of Celera has evolved since its inception in 1998, and the Board believes that the proposed new group name, "Celera Group," better reflects the current focus and business strategy of Celera than the "Celera Genomics Group." During fiscal 2006, the Celera Genomics group acquired the Applied Biosystems group's 50 percent interest in Celera Diagnostics such that it now owns 100% of Celera Diagnostics. Celera also exited from its small molecule discovery and development programs during fiscal 2006. As a result of these actions, Celera completed its evolution from a business focused on the discovery and distribution of genomic information to a business focused today on molecular diagnostics and proteomics discovery. The Board believes that the new name will better reflect this focus and business strategy and help eliminate potential confusion regarding the name of the combined business, while at the same time retaining the goodwill and name recognition associated with the "Celera" name.

        Stockholders will not be required to exchange their existing stock certificates to reflect the new name. Certificates representing shares of Applera Corporation—Celera Genomics Group Common Stock will after the filing of the Restated Certificate of Incorporation represent shares of Applera Corporation—Celera Group Common Stock. Applera-Celera stock is currently listed on the New York Stock Exchange under the symbol "CRA." This symbol is not expected to change.

Vote Required for Approval

        Approval of the amendments requires the favorable vote of a majority of the votes represented by the outstanding shares of Applera common stock entitled to vote at the meeting.

        If the amendments are approved by the stockholders at the meeting, the Company will file a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to give effect to the amendments. This filing is expected to be made as soon as possible after the meeting.

  The Board recommends that you vote "FOR" this proposal.

Proposals 4 and 5 — Approval of Amendments to the Applera Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan and the Applera Corporation/Celera Genomics Group Amended and Restated 1999 Stock Incentive Plan

        Proposal 4 pertains to approval of amendments to the Applera Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan (the "Applera-Applied Biosystems Plan") and Proposal 5 pertains to approval of amendments to the Applera Corporation/Celera Genomics Group Amended and Restated 1999 Stock Incentive Plan (the "Applera-Celera Plan"). These plans are identical except as noted below. (The Applera-Applied Biosystems Plan and the Applera-Celera Plan are sometimes referred to collectively as the "Incentive Plans.") We are asking you to approve these amendments at the meeting.

        The principal purpose of the amendments is to extend the terms of the Incentive Plans. The Board of Directors continues to believe that stock-based incentives are in the best interest of the Company and its stockholders as they tie employee interests directly to stockholder interests. The Board also believes that stock-based incentives are an important component of the compensation programs of life science and other technology companies with which the Company must compete for employees. As a result, the Board has found that stock-based incentives are necessary to attract and retain employees throughout the Company, and stock-based incentives continue to be a significant component of the Company's overall compensation program.

        If the amendments are not approved by the stockholders, no further awards would be made under the Incentive Plans after December 31, 2006, the expiration date of the Incentive Plans. Accordingly, the Board is seeking approval of the amendments to enable it to continue to offer the incentives necessary to attract and retain the employees needed to support the Company's future growth and success.

Summary of Proposed Amendments

        The proposed amendments would:

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  Extend the terms of the Incentive Plans to December 31, 2009;

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  Provide that shares of stock tendered in payment of the purchase price of an Option or withheld by the Corporation to satisfy any withholding tax obligation arising in connection with an Option or Award may not be reissued under the plans and that all shares covered by the portion of a stock appreciation right that is exercised (whether or not shares are actually issued upon exercise) will be considered issued for purposes of the plans;

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  Reduce the minimum vesting period for awards of restricted stock units from three years to one year in the case of awards subject to performance goals; and

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  Increase the limit on the number of shares of Applera-Applied Biosystems stock that may be issued pursuant to Restricted Stock Units, Restricted Stock Bonuses, and Performance Share Awards under the Applera-Applied Biosystems Plan from 3,300,000 to 6,000,000, and the number of shares of Applera-Celera stock that may be issued pursuant to Restricted Stock Units, Restricted Stock Bonuses, and Performance Share Awards under the Applera-Celera Plan from 1,500,000 to 2,600,000.

        The proposed amendments also include changes intended to address proposed amendments to the laws affecting deferred compensation, including, for example, to include restrictions on the deferral of vested restricted stock units. In addition, the proposed amendments include changes intended to address recent accounting changes that could affect the cost of equity incentives to the Company and its stockholders, as well as certain technical amendments.

        The Company is not seeking any additional shares of Applera-Applied Biosystems stock or Applera-Celera stock for issuance under the Incentive Plans.

Key Features of the Incentive Plans

        Key features of the Incentive Plans include the following, which are described in more detail below:

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  the Incentive Plans are administered by the Management Resources Committee of the Board of Directors, which is comprised solely of independent directors;

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  the aggregate number of shares of Applera-Applied Biosystems stock available for issuance under the Applera-Applied Biosystems Plan is 45,600,000, and the aggregate number of shares of Applera-Celera stock available for issuance under the Applera-Celera Plan is 20,200,000;

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  Shares of stock tendered in payment of the purchase price of an Option or withheld by the Corporation to satisfy any withholding tax obligation arising in connection with an Option or Award may not be reissued under the Incentive Plans, and shares covered by the portion of a stock appreciation right that is exercised (whether or not shares are actually issued upon exercise) will be considered issued for purposes of the Incentive Plans;

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  not more than 6,000,000 shares of Applera-Applied Biosystems stock may be issued pursuant to Restricted Stock Units, Restricted Stock Bonuses, and Performance Share Awards under the Applera-Applied Biosystems Plan, and not more than 2,600,000 shares of Applera-Celera stock may be issued pursuant to Restricted Stock Units, Restricted Stock Bonuses, and Performance Share Awards under the Applera-Celera Plan;

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  the purchase price of a share of stock covered by an Option or Stock Appreciation Right may not be less than 100% of the fair market value of the underlying stock on the date the Option or Stock Appreciation Right is granted;

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  no employee is eligible to receive Options or Stock Appreciation Rights covering more than 4,500,000 shares of Applera-Applied Biosystems stock and more than 2,020,000 shares of Applera-Celera stock during any fiscal year;

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  no employee may receive a Restricted Stock Bonus or an award of Restricted Stock Units under the Applera-Applied Biosystems Plan representing more than 350,000 shares of Applera-Applied Biosystems stock during any fiscal year, and no employee may receive a Restricted Stock Bonus or an award of Restricted Stock Units under the Applera-Celera Plan representing more than 200,000 shares of Applera-Celera stock during any fiscal year;

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  no employee may receive Performance Shares under the Applera-Applied Biosystems Plan representing more than 400,000 shares of Applera-Applied Biosystems stock during any fiscal year, and no employee may receive Performance Shares under the Applera-Celera Plan representing more than 400,000 shares of Applera-Celera stock during any fiscal year;

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  Performance Shares are subject to the attainment of performance goals within the meaning of Section 162(m) of the Internal Revenue Code; and

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  Options may not be repriced, whether by amendment or by cancellation and regrant, without stockholder approval or except pursuant to a capital adjustment by the Committee (See "Adjustments by the Committee" below).

Summary of the Incentive Plans

        This summary highlights all material information from the Incentive Plans as proposed to be amended. Complete copies of the Applera-Applied Biosystems Plan and Applera-Celera Plan as proposed to be amended are attached as Annexes A and B to the electronic copy of this proxy statement filed with the SEC and available on the SEC's website at http://www.sec.gov. You can also obtain a copy of the plans by contacting the Corporate Secretary in writing at Applera Corporation, 301 Merritt 7, P.O. Box 5435, Norwalk, Connecticut, 06856-5435, or by telephone at 203.840.2000.

        Types of Incentives.    Incentives granted under the Incentive Plans may be:

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  incentive stock options within the meaning of Section 422 of the Internal Revenue Code;

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  non-qualified stock options (together with incentive stock options, "Options"), which may include options as to which the appreciation is capped at a specified amount ("Maximum Value Options");

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  stock appreciation rights, which give the recipient a right to receive cash or shares equal to the amount of appreciation in the value of a share of stock ("Stock Appreciation Rights");

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  restricted stock units, which give the recipient the right to receive shares of stock upon the achievement of the objectives specified at the time of grant and, under certain circumstances, the right to defer receipt of such stock ("Restricted Stock Units");

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  shares of Applera-Applied Biosystems stock or Applera-Celera stock, which may be subject to restrictions ("Restricted Stock Bonuses");

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  shares of Applera-Applied Biosystems stock or Applera-Celera stock subject to performance goals ("Performance Shares"); or

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  director stock awards, which are shares of Applera-Applied Biosystems stock or Applera-Celera stock subject to restrictions ("Director Stock Awards").

        Eligibility.    Under the terms of the Incentive Plans:

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  all employees, including executive officers, may receive Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Bonuses, and Performance Share Awards;

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  all consultants performing services for the Company may receive non-qualified stock options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Bonuses, and Performance Share Awards; and

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  all non-management directors may receive non-qualified stock options and Director Stock Awards.

        As of July 28, 2006, approximately [             ] employees, consultants, and directors were eligible to participate in the Incentive Plans.

        Shares Subject to the Plan.    Subject to adjustment as discussed below, the number of shares of Applera-Applied Biosystems stock available for issuance under the Applera-Applied Biosystems Plan is 45,600,000, and the number of shares of Applera-Celera stock available for issuance under the Applera-Celera Plan is 20,200,000. Subject to adjustment as provided below, not more than 6,000,000 shares of Applera-Applied Biosystems stock may be issued pursuant to Restricted Stock Units, Restricted Stock Bonuses, and Performance Share Awards under the Applera-Applied Biosystems Plan, and not more than 2,600,000 shares of Applera-Celera stock may be issued pursuant to Restricted Stock Units, Restricted Stock Bonuses, and Performance Share Awards under the Applera-Celera Plan.

        As of June 30, 2006, approximately 10,450,000 shares of Applera-Applied Biosystems stock remained available for issuance under the Applera-Applied Biosystems Plan, of which approximately 1,500,000 shares were available for issuance as Restricted Stock Units, Restricted Stock Bonuses, and Performance Share Awards, and approximately 5,650,000 shares of Applera-Celera stock remained available for issuance under the Applera-Celera Plan, of which approximately 785,000 shares were available for issuance as Restricted Stock Units, Restricted Stock Bonuses, and Performance Share Awards. As of August 30, 2006, the fair market value of a share of Applera-Applied Biosystems stock was $XX, and the fair market value of a share of Applera-Celera stock was $XX.

        Administration.    The Incentive Plans are administered by the Management Resources Committee (the "Committee") of the Board which is comprised solely of independent directors. The Committee determines, subject to the terms of the Incentive Plans, the employees, non-management directors, and consultants to whom, and the time or times at which, it will grant awards, as well as the terms and provisions of each award.

        Stock Options.    The purchase price, vesting period, and all other terms and conditions of each Option are determined by the Committee, except that the purchase price of a share of Applera-Applied Biosystems stock or Applera-Celera stock covered by an Option may not be less than 100% of the fair market value of the underlying stock on the date of the grant. The term of each Option may not be more than ten years from the date of grant. The Committee may also grant Maximum Value Options which are Options that limit the appreciation recognized by a recipient upon exercise of the Option to an amount specified by the Committee at the time of grant. The vesting of Options will be determined by the Committee for each grant.

        If the service of an employee, non-management director, or consultant to whom an Option has been granted is terminated, other than by reason of retirement, disability, or death, the employee, non-management director, or consultant may exercise the Option, to the extent that he or she is entitled to do so at the date of termination, for 30 days after the termination (or for a longer or shorter period of time, as the Committee may determine), but not after the Option expires. In addition, Options held by an employee, non-management director, or consultant whose employment or service with the Company is terminated for cause will be forfeited. "Cause" is defined as (1) any act which is in bad faith and to the detriment of the Company or (2) a material breach of any agreement with or material obligation to the Company.

        Except at otherwise determined by the Committee, if an employee to whom an Option has been granted retires from the Company under any retirement plan provided by the Company, he or she may exercise the Option, to the extent entitled to do so at the date of retirement, at any time: (1) in the case of an incentive stock option, within three months after the date of retirement, but not after the Option expires; or (2) in the case of a non-qualified stock option, within one year after the date of retirement, but not after the Option expires. Except as otherwise determined by the Committee, if a non-management director retires from the Board on reaching normal retirement age, or resigns or declines to stand for reelection with the approval of the Board, he or she may exercise the Option, to the extent entitled to do so at the date of retirement, resignation, or declining, at any time within three years after the non-management director's service terminates following his or her retirement, resignation, or declining, but not after the Option expires.

        Except at otherwise determined by the Committee, if an employee, non-management director, or consultant to whom an Option has been granted becomes totally and permanently disabled, the Option may be fully exercised without regard to the period of continuous employment or service, at any time: (1) in the case of an incentive stock option, within three months after the date of disability, but not after the Option expires; or (2) in the case of a non-qualified stock option, within one year (three years in the case of a non-management director) after the date of disability, but not after the Option expires.

        If an employee, non-management director, or consultant to whom an Option has been granted dies while employed by or engaged to provide services or while serving as a member of the Board, the Option may be exercised to the extent that he or she was entitled to do so at the date of death by his or her executor or administrator or other person at the time entitled by law to the employee's, non-management director's, or consultant's rights under the Option. The person exercising the Option must generally do so within one year after the death.

        Options will be exercisable only by the optionee or his or her guardian or legal representative, and may not be transferred, except under a domestic relations order. However, the Committee may, in its sole discretion, permit an optionee to transfer a non-qualified stock option to certain family members or family related entities. After the death of an optionee, the Option may be transferred pursuant to the laws of descent and distribution.

        A condition to the exercise of an Option following termination of employment or service is that the optionee has not (1) rendered services or engaged directly or indirectly in any business which, in the opinion of the Committee, competes with or is in conflict with the interests of the Company, or (2) violated any written agreement with the Company. An optionee's violation of either of these conditions will result in the forfeiture of all Options held.

        Stock Appreciation Rights.    The Committee may grant Stock Appreciation Rights under the Incentive Plans. The exercise price per share of a Stock Appreciation Right may not be less than 100% of the fair market value of the underlying stock on the date of grant. The vesting of Stock Appreciation Rights will be determined by the Committee for each grant. Generally, each Stock Appreciation Right will entitle a recipient to receive upon redemption an amount equal to (1) the excess of (a) the fair market value on the redemption date of one share of the underlying stock over (b) the exercise price, times (2) the number of shares of stock covered by the Stock Appreciation Right. Payment will be made in stock or in cash, or a combination of both, as determined by the Committee.

        Subject to adjustment as discussed below, no employee is eligible to receive Options or Stock Appreciation Rights covering more than 4,560,000 shares of Applera-Applied Biosystems stock and more than 2,020,000 shares of Applera-Celera stock during any fiscal year of the Company.

        Restricted Stock Units.    The Committee may award Restricted Stock Units, which entitle the recipient the right to receive one share of stock per unit at the time the unit vests. The vesting of an award of Restricted Stock Units will be determined by the Committee for each grant, but an award may not fully vest in less than one year from the date of grant, in the case of Restricted Stock Units subject to performance goals, and three years, in the case of all other Restricted Stock Units. In the event a recipient's continuous service as an employee or consultant to the Company terminates, all unvested units as of the date of termination will be forfeited.

        A recipient may defer receipt of the Restricted Stock Units to the extent permitted by the terms of the individual award and applicable law. Except in the case of such deferrals, shares of stock to be delivered upon vesting of Restricted Stock Units will be delivered as soon as practicable after vesting, but in no event later than 2 1/2 months after the end of the calendar year in which the Restricted Stock Units vest.

        Restricted Stock Bonuses.    Restricted Stock Bonuses may be subject to restrictions, as determined by the Committee. Until those conditions are met, the recipient may not sell, transfer, or otherwise dispose of the shares issued in the recipient's name at the time of grant. Recipients of Restricted Stock Bonuses are otherwise entitled to the rights of a stockholder with respect to the shares of stock subject to the Restricted Stock Bonuses as the Committee may determine, including the right to vote and receive dividends and other distributions made with respect to the stock. The vesting of Restricted Stock Bonuses will be determined by the Committee for each grant, but an award may not fully vest in less than three years from the date of grant, and the Company expects that not more than one-third of an award of Restricted Stock Bonuses will vest in each of the first two years of the award. In the event a recipient's continuous service as an employee or consultant to the Company terminates, all unvested stock as of the date of termination will be forfeited.

        Subject to adjustment as discussed below, no employee may receive a Restricted Stock Bonus or an award of Restricted Stock Units under the Applera-Applied Biosystems Plan representing more than 350,000 shares of Applera-Applied Biosystems stock during any fiscal year. Subject to adjustment as discussed below, no employee may receive a Restricted Stock Bonus or an award of Restricted Stock Units under the Applera-Celera Plan representing more than 200,000 shares of Applera-Celera stock during any fiscal year.

        Performance Shares.    Performance Shares will be subject to the attainment of performance goals within the meaning of Section 162(m) of the Internal Revenue Code and the regulations thereunder. These performance goals will relate to one of the following criteria, either individually, alternatively, or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results, or to a designated comparison group, in each case as specified by the Committee:

•	revenue	•	market share
•	earnings per share	•	return on capital
•	earnings before interest and taxes	•	cash flow or operating cash flow
•	earnings before interest, taxes, and amortization	•	return on equity or total stockholder return
•	Income or net income	•	stock price
•	operating income or net operating income	•	operating profit or net operating profit
•	operating margin or profit margin	•	return on operating revenue
•	return on invested capital	•	market segment share
•	Product release schedules	•	new product innovation
•	Product ship targets	•	customer satisfaction
•	costs

        The Committee will establish the time periods in which the performance goals are to be met, which will not be less than one year. Certificates representing Performance Shares will be registered in the name of the award recipient but remain in the physical custody of the Company until the Committee has determined that the performance goals have been attained and other stock restrictions, if any, have been satisfied. Until Performance Shares are delivered to an award recipient, the recipient may not sell, transfer, or otherwise dispose of those shares. Recipients of Performance Shares are entitled to such other rights of a stockholder with respect to Performance Shares as the Committee determines, including the right to vote and receive dividends and other distributions.

        Subject to adjustment as discussed below, no employee may receive Performance Shares under the Applera-Applied Biosystems Plan representing more than 400,000 shares of Applera-Applied Biosystems stock during any fiscal year. Subject to adjustment as discussed below, no employee may receive Performance Shares under the Applera-Celera Plan representing more than 400,000 shares of Applera-Celera stock during any fiscal year.

        Lapse of Restrictions on Awards.    If a recipient of an award of Stock Appreciation Rights, Restricted Stock Units, or Restricted Stock Bonuses terminates employment or other service to the Company before any applicable restrictions lapse, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment other than for cause, the Committee may, in its sole discretion, remove restrictions on all or a portion of the stock subject to such award.

        If a recipient of Performance Shares terminates employment by reason of death, total and permanent disability, retirement, resignation, or discharge from employment other than for cause before all applicable performance goals have been attained, the Committee may, in its sole discretion, remove restrictions on all or a portion of the Performance Shares or determine that the performance objectives with respect to all or a portion of the Performance Shares have been attained. However, the Committee may not exercise its discretion to the extent that it would cause the income recognized by an award recipient with respect to the award of Performance Shares to fail to be deductible by the Company under Section 162(m) of the Internal Revenue Code.

        Director Stock Awards.    Each non-management director will be granted a Director Stock Award as of the one month anniversary of the date of first election to the Board and as of the date of each reelection to the Board. The number of shares of stock to be covered by the Director Stock Award will be determined by the Committee, subject to the dollar limit described below. Each Director Stock Award will vest on the date immediately preceding the first annual meeting of stockholders next following the date of grant, provided that the holder continues to serve as a member of the Board as of that date.

        The aggregate dollar value of all Director Stock Awards to a director under both Incentive Plans could not exceed $217,419 for the fiscal year ending June 30, 2006, increasing by 10% each year thereafter. The aggregate dollar value is calculated by multiplying the total number of shares subject to Director Stock Awards under both Incentive Plans by the fair market value of the applicable class of stock on the date of grant. To the extent that the aggregate dollar value of such awards would otherwise exceed this dollar limit, the Committee will allocate shares of each class of stock based on the ratio of the number of shares of each class of stock outstanding on the date of grant.

        Except as set forth below, the holder of a Director Stock Award will be entitled to all rights of a stockholder with respect to the shares of Applera-Applied Biosystems stock or Applera-Celera stock issued under the Director Stock Award, including the right to receive dividends and to vote the shares. However, stock dividends paid on the shares will be restricted to the same extent as the shares underlying the Director Stock Award. Prior to vesting, the shares of stock issued under a Director Stock Award may not be sold, transferred, or otherwise disposed of.

        If a non-management director to whom a Director Stock Award has been granted ceases to serve as a director as a result of death, retiring from the Board upon reaching normal retirement age, becoming totally and permanently disabled, or resigning with the approval of the Board, all shares subject to the Director Stock Award will be fully vested as of the date of termination of service.

        Non-management directors are permitted to defer receipt of their Director Stock Awards. Deferred awards are credited to a bookkeeping account and those awards are deemed invested in stock units, each unit representing one share of Applera-Applied Biosystems stock or Applera-Celera stock. As dividends are paid, a corresponding number of additional units are credited to the director's deferral account. A non-management director who defers receipt of a Director Stock Award will not have voting rights with respect to the Director Stock Award until such time as he or she receives an actual distribution of the stock.

        Change of Control.    All outstanding Options granted under the Incentive Plans will become fully and immediately exercisable, all restrictions on awards of Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Bonuses, and Performance Shares will immediately terminate, all performance goals applicable to awards of Performance Shares will be deemed attained, and all Director Stock Awards will become fully vested if:

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  a tender offer or exchange offer (other than an offer by the Company), is made for common stock representing more than 25% of the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of directors;

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  any person (other than the Company, a subsidiary of the Company, or an employee benefit plan sponsored by the Company or its subsidiary), acquires common stock representing more than 25% of such combined voting power;

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  a majority of the incumbent directors or incumbent Board-approved directors ceases to remain on the Board; or

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  the stockholders approve the sale of all or substantially all of the stock or assets of the Company.

        Termination and Amendment; No Repricing.    No award may be made under the Incentive Plans after December 31, 2009. The Board may at any time prior to that date terminate either of the Incentive Plans or make any amendment or modification it deems advisable. However, any such amendments will require stockholder approval if such approval is necessary to satisfy the requirements for incentive stock options under Section 422 of the Internal Revenue Code, any New York Stock Exchange listing requirement, or other applicable law or regulation.

        The Committee may amend the terms of any outstanding Option or other award under either Incentive Plan at any time in its discretion in any manner it deems appropriate, including accelerating the date of exercise of any award, terminating restrictions, or converting an incentive stock option into a non-qualified stock option. However, no amendment may adversely affect in any material manner any right of any recipient without his or her consent. In addition, the Committee may not (1) amend any previously issued award of Performance Shares to the extent that the amendment would cause the income recognized by an award recipient with respect to the award to fail to be deductible by the Company under Section 162(m) of the Internal Revenue Code, or (2) amend any previously issued Option to reduce the purchase price, whether by modification of the Option or by cancellation of the Option in consideration of the immediate issuance of a replacement Option with a reduced purchase price, except as subject to adjustment as provided below or if approved by the stockholders of the Company.

        Awards in Foreign Countries.    The Committee has the authority and discretion to adopt procedures and modify the Incentive Plans as it deems necessary or desirable to comply with the provisions of the laws of foreign countries in which the Company operates in order to assure the viability of the benefits of the Options and other awards made to individuals employed in such countries and to meet the objectives of the Incentive Plans.

        Adjustments by the Committee.    The Incentive Plans provide that the Committee shall adjust, as it deems appropriate, the aggregate number and class of available shares, the maximum number of shares that may be subject to Options or other awards, and the terms of any outstanding Options or other awards under the Incentive Plans (including changes to the number of shares subject to the Option or award and any purchase price), to reflect changes in the outstanding stock that occur because of stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, corporate separations or divisions (including, but not limited to, split-ups, split-offs, or spin-offs), reorganizations (including, but not limited to, mergers or consolidations), liquidations, extraordinary dividends or distributions, or other similar events.

Principal Federal Income Tax Consequences

        The Company believes that, based on the laws as in effect on the date of this proxy statement, the following are the principal federal income tax consequences to participants and the Company of Options and other awards granted under the Incentive Plans. This summary is not a complete analysis of all potential tax consequences relevant to participants and the Company and does not describe tax consequences based on particular circumstances. State, local, and foreign tax laws are not discussed.

        When a non-qualified stock option is granted, there are no income tax consequences for the option holder or us. When a non-qualified stock option is exercised, in general, the option holder recognizes compensation equal to the excess of the fair market value of the underlying common stock on the date of exercise over the option price. We are entitled to a deduction equal to the compensation recognized by the option holder for our taxable year that ends with or within the taxable year in which the option holder recognized the compensation.

        When an incentive stock option is granted, there are no income tax consequences for the option holder or us. When an incentive stock option is exercised, the option holder does not recognize income and we do not receive a deduction. The option holder, however, must treat the excess of the fair market value of the underlying common stock on the date of exercise over the option price as an item of adjustment for purposes of the alternative minimum tax.

        If the option holder disposes of the underlying common stock after the option holder has held the common stock for at least two years after the incentive stock option was granted and one year after the incentive stock option was exercised, the amount the option holder receives upon the disposition over the exercise price is treated as long-term capital gain for the option holder. We are not entitled to a deduction. If the option holder makes a "disqualifying disposition" of the underlying common stock by disposing of the common stock before it has been held for at least two years after the date the incentive stock option was granted and one year after the date the incentive stock option was exercised, the option holder recognizes compensation income equal to the excess of (1) the fair market value of the underlying common stock on the date the incentive stock option was exercised or, if less, the amount received on the disposition over (2) the option price. We are entitled to a deduction equal to the compensation recognized by the option holder for our taxable year that ends with or within the taxable year in which the option holder recognized the compensation.

        When a stock appreciation right is granted, there are no income tax consequences for the participant or us. When a stock appreciation right is redeemed, in general, the participant recognizes compensation equal to the cash and/or the fair market value of the shares received upon redemption. We are entitled to a deduction equal to the compensation recognized by the participant.

        Generally, when a restricted stock unit or a share of restricted stock (whether as a Restricted Stock Bonus, Director Stock Award, or Performance Share Award) is granted, there are no income tax consequences for the participant or us. Upon the payment to the participant of common shares in respect of restricted share units or the release of restrictions on restricted stock, the participant generally recognizes compensation equal to the fair market value of the shares as of the date of delivery or release. We are entitled to a deduction equal to the compensation recognized by the participant.

        Limits on Deductions.    Under Section 162(m) of the Internal Revenue Code, compensation paid to the Company's chief executive officer and the four other most highly paid executive officers in a particular year is limited to $1 million per person, except that compensation that is performance-based will be excluded for purposes of calculating the amount of compensation subject to this $1 million limitation. The Company's ability to deduct compensation paid to any other executive officer or employee is not affected by this provision. As noted above under "Executive Compensation—Report of the Management Resources Committee," the Committee generally seeks to maximize the deductibility of compensation paid to its executive officers. However, it will maintain flexibility to take actions that may be based on considerations other than tax deductibility.

        Section 409A.    The Incentive Plans are being operated so that awards granted under the plans either are not subject to the deferred compensation rules of Section 409A of the Internal Revenue Code or, if subject to Section 409A, comply with Section 409A. Awards that are subject to Section 409A but do not comply with Section 409A could result in accelerated taxation of the awards and an additional 20 percent tax and interest charge to the recipient.

        Deferral of Income.    The Incentive Plans allow the Committee to provide in an award agreement that the recipient may elect to defer income associated with restricted stock units. However, these deferrals will only be permitted to be made if they comply with Section 409A. If such a deferral election is permitted and is made, the recipient will not be taxed on income associated with the restricted stock units until it is distributed and we will be entitled to a deduction at the same time.

New Plan Benefits

        Because employee awards under the Incentive Plans are discretionary, it is not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the Incentive Plans. Awards of Options to non-management directors and the number of shares of stock covered by Director Stock Awards are discretionary. However, it is expected that each non-management director will receive on the date of the meeting as part of his or her regular compensation a grant of Options and Director Stock Awards with respect to shares of Applera-Applied Biosystems stock and Applera-Celera stock. During fiscal year 2006, each non-management director received a grant of Options to purchase 9,000 shares of Applera-Applied Biosystems stock and 3,600 shares of Applera-Celera stock and Director Stock Awards for 2,600 shares of Applera-Applied Biosystems stock and 1,000 shares of Applera-Celera stock. See "Board of Directors and Committees—Compensation of Directors," above.

Equity Compensation Plan Information

        The following table provides information about shares of Applera common stock that may be issued under our equity compensation plans, including compensation plans that were approved by our stockholders as well as compensation plans that were not approved by our stockholders. Information in the table is as of the end of the Company's 2006 fiscal year.

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants, and rights (a)		Weighted-average exercise price of outstanding options, warrants, and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Applera-Applied Biosystems stock
Equity compensation plans approved by stockholders	27,824,904	[1]	$31.0026	12,458,971	[2]
Equity compensation plans not approved by stockholders	0	[3]
Total	27,824,904		$31.0026	12,458,971
Applera-Celera stock
Equity compensation plans approved by stockholders	8,266,024	[4]	$16.3343	7,613,672	[5]
Equity compensation plans not approved by stockholders	37,511	[6,7]	$27.8031	621,601	[7]
Total	8,303,535		$16.3861	8,235,273

1
Represents shares of Applera-Applied Biosystems stock issuable upon the exercise of options outstanding under the following equity compensation plans: The Perkin-Elmer Corporation 1993 Stock Incentive Plan for Key Employees; The Perkin-Elmer Corporation 1996 Stock Incentive Plan; The Perkin-Elmer Corporation 1997 Stock Incentive Plan; and The Perkin-Elmer Corporation 1998 Stock Incentive Plan (collectively, the "Frozen Applera Equity Plans"); and the Applera Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan.

2
Represents shares of Applera-Applied Biosystems stock issuable pursuant to options and other rights authorized for future issuance under the Applera Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan. Also includes 309,117 shares of Applera-Applied Biosystems stock remaining available for future issuance under the Applera Corporation 1993 Director Stock Purchase and Deferred Compensation Plan and 1,701,739 shares of Applera-Applied Biosystems stock remaining available for future issuance under the Applera Corporation 1999 Employee Stock Purchase Plan.

3
As of the end of our 2006 fiscal year, options to purchase 41,596 shares of Applera-Applied Biosystems stock were outstanding under the following equity compensation plans: the Molecular Informatics, Inc. 1997 Equity Ownership Plan; the PerSeptive Biosystems 1992 Stock Plan; and the PerSeptive Biosystems 1997 Non-Qualified Stock Option Plan. These options were assumed in connection with merger and acquisition transactions. The weighted-average exercise price of these options as of such date was $8.1053. No new options or other rights to equity compensation will be issued under these equity compensation plans, and the options outstanding under these equity compensation plans are not reflected in the table above.

4
Represents shares of Applera-Celera stock issuable upon the exercise of options outstanding under the Frozen Applera Equity Plans and the Applera Corporation/Celera Genomics Group Amended and Restated 1999 Stock Incentive Plan.

5
Represents shares of Applera-Celera stock issuable pursuant to options and other rights authorized for future issuance under the Applera Corporation/Celera Genomics Group Amended and Restated 1999 Stock Incentive Plan. Also includes 74,853 shares of Applera-Celera stock remaining available for future issuance under the Applera Corporation 1993 Director Stock Purchase and Deferred Compensation Plan and 1,861,308 shares of Applera-Celera stock remaining available for future issuance under the Applera Corporation 1999 Employee Stock Purchase Plan.

6
As of the end of our 2006 fiscal year, options to purchase 112,425 shares of Applera-Celera stock were outstanding under the following equity compensation plans: the Molecular Informatics, Inc. 1997 Equity Ownership Plan; the Axys Pharmaceuticals, Inc. 1989 Stock Plan; the Axys Pharmaceuticals, Inc. 1997 Equity Incentive Plan; the Axys Pharmaceuticals, Inc. 1997 Non-Officer Equity Incentive Plan; the PerSeptive Biosystems 1992 Stock Plan; the PerSeptive Biosystems 1997 Non-Qualified Stock Option Plan; and the Paracel, Inc. Stock Option Plan. These options were assumed in connection with merger and acquisition transactions. The weighted average exercise price of these options as of such date was $24.2827. No new options or other rights to equity compensation will be issued under these equity compensation plans, and the options outstanding under these equity compensation plans are not reflected in the table above, except for the Axys Pharmaceuticals, Inc. 1997 Equity Incentive Plan.

7
Represents shares of Applera-Celera stock issuable pursuant to options outstanding under the Axys Pharmaceuticals, Inc. 1997 Equity Incentive Plan, and shares of Applera-Celera stock issuable pursuant to options and other rights authorized for future issuance under that plan.

        The following is a description of the material features of our equity compensation plans that were not approved by our stockholders:

        Molecular Informatics, Inc. 1997 Equity Ownership Plan.    We assumed this plan in connection with the acquisition of Molecular Informatics, Inc. No new options or other rights to equity compensation will be issued under this plan. As of the end of our 2006 fiscal year, there were options to purchase 2,744 shares of Applera-Applied Biosystems stock and 802 shares of Applera-Celera stock outstanding under this plan. The last of these options that were issued are scheduled to terminate in July 2007.

        PerSeptive Biosystems 1992 Stock Plan.    We assumed this plan in connection with the acquisition of PerSeptive Biosystems, Inc. No new options or other rights to equity compensation will be issued under this plan. As of the end of our 2006 fiscal year, there were options to purchase 36,544 shares of Applera-Applied Biosystems stock and 12,740 shares of Applera-Celera stock outstanding under this plan. The last of these options that were issued are scheduled to terminate in July 2007.

        PerSeptive Biosystems 1997 Non-Qualified Stock Option Plan.    We assumed this plan in connection with the acquisition of PerSeptive Biosystems, Inc. No new options or other rights to equity compensation will be issued under this plan. As of the end of our 2006 fiscal year, there were options to purchase 2,308 shares of Applera-Applied Biosystems stock and 578 shares of Applera-Celera stock outstanding under this plan. The last of these options that were issued are scheduled to terminate in August 2007.

        Paracel, Inc. Stock Option Plan.    We assumed this plan in connection with the acquisition of Paracel, Inc. No new options or other rights to equity compensation will be issued under this plan. As of the end of our 2006 fiscal year, there were options to purchase 9,657 shares of Applera-Celera stock outstanding under this plan. The last of these options that were issued are scheduled to terminate in February 2007.

        Axys Pharmaceuticals, Inc. 1989 Stock Plan.    We assumed this plan in connection with the acquisition of Axys Pharmaceuticals, Inc. No new options or other rights to equity compensation will be issued under this plan. As of the end of our 2006 fiscal year, there were options to purchase 20,981 shares of Applera-Celera stock outstanding under this plan. The last of these options that were issued are scheduled to terminate in May 2009.

        Axys Pharmaceuticals, Inc. 1997 Equity Incentive Plan.    We assumed this plan in connection with the acquisition of Axys Pharmaceuticals, Inc. As of the end of our 2006 fiscal year, there were options to purchase 37,511 shares of Applera-Celera stock outstanding under this plan. The last of these options that were issued are scheduled to terminate in November 2011. 621,601 shares of Applera-Celera stock are authorized for future issuance as equity compensation under this plan pursuant to stock options, stock awards, and stock purchase awards. Employees and directors of and consultants to Axys Pharmaceuticals, one of our wholly-owned subsidiaries, and its affiliates are generally eligible for the grant of equity compensation under this plan. The exercise price, vesting period, and all other terms and conditions of each option granted under this plan will be determined by the Management Resources Committee of our Board of Directors, except that the exercise price may not be less than the fair market value on the date of grant, and the term of each option may not be more than 10 years. Stock awards and stock purchase awards under this plan may be subject to such restrictions as may be determined by the Committee and may be subject to repurchase rights in favor of the Company.

Stock purchase awards under this plan may not have a purchase price less than the fair market value on the date of the award. This plan expires in November 2007, after which no equity compensation may be issued under this plan.

        Axys Pharmaceuticals, Inc. 1997 Non-Officer Equity Incentive Plan.    We assumed this plan in connection with the acquisition of Axys Pharmaceuticals, Inc. No new options or other rights to equity compensation will be issued under this plan. As of the end of our 2006 fiscal year, there were options to purchase 30,156 shares of Applera-Celera stock outstanding under this plan. The last of these options that were issued are scheduled to terminate in October 2011.

Vote Required for Approval

        Approval of each proposal requires the favorable vote of a majority of the votes present in person or by proxy and entitled to vote at the meeting.

  The Board recommends that you vote "FOR" both of these proposals.

Stockholder Proposals

        Any stockholder who wishes to submit a proposal to be included in the proxy statement for our 2007 annual meeting must deliver the proposal to us no later than May XX, 2007. All proposals should be sent in writing to: Secretary, Applera Corporation, 301 Merritt 7, P.O. Box 5435, Norwalk, Connecticut, 06856-5435, and must include specified information about the proposal and stockholder required by the SEC.

        In addition, our By-laws contain certain procedures that a stockholder must follow to nominate a person for election as a director or present a proposal for action at any annual meeting of stockholders. These procedures are separate and apart from the SEC requirements noted above that a stockholder must meet in order to have a proposal included in our proxy statement. In general, our By-laws provide that nominations for director and other items of business to be brought before an annual meeting of stockholders must include specified information and be given to the Secretary of the Company not less than 45 days or more than 75 days prior to the first anniversary of the date on which proxy materials for the preceding year's annual meeting were first mailed to stockholders. In the case of our 2007 annual meeting, this advance notice must be received no earlier than July XX, 2007, or later than July XX, 2007. We will have discretionary authority to vote on any stockholder proposals presented at our 2007 annual meeting that do not comply with these notice requirements.

        The chairman of the meeting has the power to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the foregoing procedures and may refuse to allow the transaction of any business or the nomination of any person not in compliance with these procedures.

        Additional information regarding the submission of nominations for director or other items of business may be obtained from the Secretary of the Company at the address provided below.

Additional Information

        If you have questions or need more information about the meeting or any of the matters described in this proxy statement, please write to: Secretary, Applera Corporation, 301 Merritt 7, P.O. Box 5435, Norwalk, Connecticut, 06856-5435, or call us at 203.840.2000.

By Order of the Board of Directors,
Thomas P. Livingston Vice President and Secretary
Norwalk, Connecticut September XX, 2006

Applera Corporation

Applera Corporation
301 Merritt 7
Norwalk, CT 06856

tel 203.840.2000
www.applera.com

0604-PS-06

000000000.000 ext 000000000.000 ext
	000004	000000000.000 ext
MR A SAMPLE		000000000.000 ext
DESIGNATION (IF ANY)		000000000.000 ext
ADD 1	Least Address Line	000000000.000 ext
ADD 2		000000000.000 ext
ADD 3 ADD 4 ADD 5 ADD 6
C 1234567890 J N T
☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card	123456	C0123456789	12345

PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

A Election of Directors				B Issues
1. The Board of Directors recommends a vote FOR the listed nominees.				The Board of Directors recommends a vote FOR the following proposals.
		For	Withhold			For	Against	Abstain
01 -	Richard H. Ayers	☐	☐	2.	Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending June 30, 2007.	☐	☐	☐
02 -	Jean-Luc Bélingard	☐	☐	3.	Approval of amendments to the Applera Corporation Restated Certificate of Incorporation.	☐	☐	☐
03 -	Robert H. Hayes	☐	☐	4.	Approval of amendments to the Applera Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan.	☐	☐	☐
04 -	Arnold J. Levine	☐	☐	5.	Approval of amendments to the Applera Corporation/Celera Genomics Group Amended and Restated 1999 Stock Incentive Plan.	☐	☐	☐
05 -	William H. Longfield	☐	☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING				☐
06 -	Theodore E. Martin	☐	☐	MARK HERE TO DISCONTINUE MAILING ANNUAL REPORT ON THIS ACCOUNT (FOR MULTIPLE ACCOUNTS ONLY)				☐
07 -	Carolyn W. Slayman	☐	☐
08 -	Orin R. Smith	☐	☐	MARK THIS BOX WITH AN X IF YOU HAVE MADE COMMENTS BELOW.				☐
09 -	James R. Tobin	☐	☐
10 -	Tony L. White	☐	☐

C    Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in a representative capacity, sign name and title.

Date (mm/dd/yyyy)	Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box

/ /

Proxy—APPLERA CORPORATION

2006 Annual Meeting of Stockholders

This Proxy is Solicited on Behalf of the Board of Directors
for the Annual Meeting of Stockholders on October 19, 2006 at 9:30 a.m.

The undersigned stockholder(s) of Applera Corporation (the "Corporation") hereby appoints TONY L. WHITE, WILLIAM B. SAWCH, and THOMAS P. LIVINGSTON, and each of them, as proxy or proxies, with power of substitution to vote all shares of Applera Corporation—Applied Biosystems Group Common Stock and/or Applera Corporation—Celera Genomics Group Common Stock which the undersigned is entitled to vote (including shares, if any, held on behalf of the undersigned, and indicated on the reverse side hereof, by Computershare, which were purchased under the Company's dividend reinvestment plan) at the 2006 Annual Meeting of Stockholders and at any adjournment or adjournments thereof, as indicated on the reverse side hereof and described in the Proxy Statement for the Annual Meeting and, in their discretion, upon such other matters as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OR, IF NO DIRECTION IS GIVEN, IT WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3, 4, AND 5.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)		To vote using the Internet
•	Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE
•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., EasternTime, on October 19, 2006.
THANK YOU FOR VOTING

Annex A to Schedule 14A
Filed under Schedule 14A, Item 10

APPLERA CORPORATION/APPLIED BIOSYSTEMS GROUP
AMENDED AND RESTATED
1999 STOCK INCENTIVE PLAN

(as proposed to be amended)

1.                                      Purpose of the Plan.

The purpose of this Applera Corporation/Applied Biosystems Group Amended and Restated 1999 Stock Incentive Plan (the “Plan”) is to increase stockholder value and to advance the interests of Applera Corporation and its subsidiaries (collectively, the “Corporation”) by providing financial incentives designed to attract, retain, and motivate employees, officers, consultants, and directors of the Corporation. The Plan continues the established policy of the Corporation of encouraging ownership of its Stock by key personnel and of providing incentives for such individuals to put forth maximum efforts for the success of the Corporation.

2.                                      Definitions.

As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

2.1                               “Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.2                               “Agreement” means the written agreement between the Corporation and an Optionee or Award Recipient, as the case may be, evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

2.3                               “Award” means a Stock Award, Performance Share Award, or Director Stock Award.

2.4                               “Award Recipient” means an individual to whom an Award has been granted under the Plan.

2.5                               “Board of Directors” means the Board of Directors of Applera Corporation.

2.6                               “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.7                               “Committee” means the Management Resources Committee of the Board of Directors, or any successor thereto or committee designated thereby whose members qualify as (a) outside directors as defined in Section 162(m) of the Code and the Treasury Regulations issued pursuant thereto and (b) non-employee directors within the meaning of Rule 16b-3 under the Act.

2.8                               “Continuous Service” means an uninterrupted chain of continuous employment by the Corporation or an uninterrupted chain of continuous performance of services for the Corporation by a consultant. A leave of absence granted in accordance with the Corporation’s usual procedures which does not operate to interrupt continuous employment or continuous performance of services for other benefits granted by the Corporation shall not be considered a termination of employment nor an interruption of Continuous Service hereunder, and an employee or consultant who is granted such a leave of absence shall be considered to be continuously employed or continuously performing services during the period of such leave; provided, however, that if regulations under the Code or an amendment to the Code shall establish a more restrictive definition of a leave of absence, such definition shall be substituted herein.

2.9                               “Deferral Account” means the bookkeeping account established for the deferral of a Director Stock Award by a Non-Employee Director pursuant to Section 10.7 hereof.

2.10                        “Director Stock Award” means an award of shares of Stock granted pursuant to Section 10 hereof.

2.11                        “Fair Market Value” means the simple average of the high and low sales prices of a share of Stock as reported in the report of composite transactions (or other source designated by the Committee) on the date on which fair market value is to be determined (or if there shall be no trading on such date, then on the first previous date on which sales were made on a national securities exchange).

2.12                        “Incentive Stock Options” means those Options granted hereunder to employees as incentive stock options as defined in, and which by their terms comply with the requirements for such Options set out in, Section 422 of the Code and the Treasury Regulations issued pursuant thereto.

2.13                        “Maximum Value Options” means those Options granted hereunder for which the Committee may establish, at the date of grant, terms and conditions that limit the maximum dollar value that a participant under the Plan may receive in the form of shares of Stock upon the exercise of such Maximum Value Option.

2.14                        “Non-Employee Director” means a member of the Board of Directors who is not an employee or officer of the Corporation.

2.15                        “Non-Qualified Stock Options” means those Options granted hereunder which are not intended to qualify as Incentive Stock Options.

2.16                        “Normal Retirement Age” means the normal retirement age of a member of the Board of Directors as determined by the Board of Directors from time to time.

2.17                        “Option” means an option granted pursuant to Section 6 hereof.

2.18                        “Optionee” means an individual to whom an Option has been granted under the Plan.

2.19                        “Performance Share Award” means an award of Performance Shares granted pursuant to Section 9 hereof.

2.20                        “Performance Shares” means shares of Stock covered by a Performance Share Award.

2.21                        “Restricted Stock Bonus” means an award of shares of Stock not requiring the Award Recipient to pay any amount of monetary consideration granted pursuant to the provisions of Section 8.3 hereof.

2.22                        “Restricted Stock Unit” means the right to receive one (1) share of Stock at the time the Restricted Stock Unit vests, with the further right to elect to defer receipt of shares of Stock otherwise deliverable upon the vesting of an award of restricted stock to the extent provided in the Award Recipient’s Agreement. Restricted Stock Units are subject to the provisions of Section 8.2 hereof.

2.23                        “Stock” means the Applera Corporation—Applied Biosystems Group Common Stock, par value $.01 per share, of the Corporation.

2.24                        “Stock Appreciation Right” means the right to receive an amount equal to the Fair Market Value of one (1) share of Stock on the day the Stock Appreciation Right is redeemed, reduced by the exercise price of such right. Stock Appreciation Rights are subject to the provisions of Section 8.1 hereof.

2.25                        “Stock Award” means an award granted pursuant to Section 8 hereof. The term “Stock Award” shall include, but shall not be limited to, those types of benefits listed in Section 8.

2.26                        “Stock Restrictions” mean the restrictions, including performance goals, placed on an Award under the Plan.

2.27                        “Stock Unit” means the bookkeeping entry representing the equivalent of one (1) share of Stock.

2.28                        “Ten Percent Stockholder” means an individual who owns, within the meaning of Section 422(b)(6) of the Code and the Treasury Regulations issued pursuant thereto, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation.

3.                                      Shares Reserved for the Plan.

The aggregate number of shares of Stock available for Options and Awards under the Plan is forty-five million and six hundred thousand (45,600,000) (“Share Reserve”),

subject to adjustment in accordance with Section 15, of which not more than six million (6,000,000) shares of Stock, subject to adjustment in accordance with Section 15, may be issued pursuant to Restricted Stock Units, Restricted Stock Bonuses, and Performance Share Awards. Each share of Stock issued pursuant to an Option or Award will reduce the Share Reserve by one (1) share. To the extent that an Award is settled in cash rather than in shares of Stock, the Share Reserve shall remain unchanged; provided, however, that shares of Stock underlying the portion of a Stock Appreciation Right that is exercised (whether or not shares of Stock are actually issued to the Award Recipient upon such exercise) shall be considered issued for purposes of the Plan and shall reduce the Share Reserve on a one for one basis. Shares of Stock issued under the Plan shall be authorized but unissued shares. In lieu of such unissued shares, the Corporation may, in its discretion, transfer on the exercise of Options or the delivery of shares of Stock issued pursuant to Awards treasury shares, reacquired shares, or shares acquired in the market for purposes of the Plan.

If any Options or Awards granted under the Plan shall for any reason terminate, be canceled or reacquired, or expire without having been exercised or vested in full, shares of Stock not issued or vested in full under such Options or Awards shall be available again for issuance under the Plan. Notwithstanding the foregoing, shares of Stock tendered in payment of the purchase price of an Option and shares of Stock withheld by the Corporation to satisfy any withholding tax obligation arising in connection with an Option or Award shall not be available again for issuance under the Plan.

4.                                      Administration of the Plan.

The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to administer the Plan, including, without limitation, the authority to determine the individuals to whom, and the time or times at which, Options and Awards shall be granted, the number of shares of Stock to be covered by each Option and Award, and the terms and conditions of each Option and Award. The Committee shall also have plenary authority in its discretion to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to it; to determine the terms (which need not be identical) of Agreements executed and delivered under the Plan, including, without limitation, such terms and provisions as shall be requisite in the judgment of the Committee to conform to any change in any law or regulation applicable thereto; and to make any and all other determinations and take any and all actions deemed necessary or advisable for the administration of the Plan. The Committee’s determination on the foregoing matters shall be conclusive and binding on all persons having an interest in the Plan.

5.                                      Eligibility; Factors to be Considered in Granting Options and Awards.

5.1                               Eligibility; Factors.    Subject to the terms of the Plan, an Option may be granted to any person who, at the time the Option is granted, is an employee (which term shall include officers) of the Corporation, a Non-Employee Director, or a consultant performing services for the Corporation. Stock Awards or Performance Share Awards

may be granted to any person who, at the time such Stock Award or Performance Share Award is granted, is an employee (which term shall include officers) of, or consultant performing services for, the Corporation. Non-Employee Directors shall not be eligible to receive Stock Awards or Performance Share Awards. In determining the employees, Non-Employee Directors, and consultants to whom Options or Awards shall be granted, the number of shares of Stock to be covered by each Option or Award, and the terms and conditions of each Option and Award, the Committee shall take into account the duties and responsibilities of the respective employees, Non-Employee Directors, and consultants, their present and potential contributions to the success of the Corporation, and such other factors as they shall deem relevant in connection with accomplishing the purposes of the Plan. An employee, Non-Employee Director, or consultant who has been granted an Option or Award may be granted and hold additional Options or Awards if the Committee shall so determine.

5.2                               Section 162(m) Limitation.    Subject to the provisions of Section 15 of the Plan relating to adjustments upon changes in the shares of Stock, no employee of the Corporation shall be eligible to be granted Options or Stock Appreciation Rights covering more than four million five hundred and sixty thousand (4,560,000) shares of Stock (i.e., ten percent (10%) of the Share Reserve) during any fiscal year of the Corporation.

5.3                               Consultants.    A consultant shall not be eligible for the grant of an Option or Award if, at the time of grant, a Form S-8 Registration Statement (“Form S-8”) under the Securities Act of 1933, as amended (“Securities Act”), is not available to register either the offer or the sale of the Corporation’s securities to such consultant because of the nature of the services that the consultant is providing to the Corporation, or because the consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Corporation determines both (a) that such grant (i) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (ii) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (b) that such grant complies with the securities laws of all other relevant jurisdictions.

6.                                      Options.

6.1                               Grant of Options.    Subject to the terms of the Plan, the Committee may grant Options to such employees, Non-Employee Directors, and consultants at such time or times and in such amounts as it shall determine. Each Option granted hereunder shall be designated as an Incentive Stock Option or Non-Qualified Stock Option and shall be evidenced by an Agreement containing such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options shall be granted only to employees of the Corporation. The Committee may, in its sole discretion, grant Non-Qualified Stock Options as Maximum Value Options.

6.2                               Purchase Price.    The purchase price of each share of Stock covered by an Option shall be not less than one hundred percent (100%) (or one hundred and ten percent (110%) in the case of an Incentive Stock Option granted to a Ten Percent

Stockholder) of the Fair Market Value of a share of Stock on the date the Option is granted.

6.3                               Term.    The term of each Option shall be for such period as the Committee shall determine, but not more than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the date of grant thereof, and shall be subject to earlier termination as hereinafter provided. If the original term of any Option is less than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the date of grant, the Option prior to its expiration may be amended, with the approval of the Committee and the employee, Non-Employee Director, or consultant, as the case may be, to extend the term so that the term as amended is not more than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the original date of grant of such Option.

6.4                               Vesting.    An Option shall be exercisable at such time or times and in such manner and number of shares as the Committee shall determine. Except as provided in the Plan, no Option may be exercised at any time unless the holder thereof is then an employee of the Corporation, a member of the Board of Directors, or a consultant performing services for the Corporation. Options granted under the Plan shall not be affected by any change of duties or position so long as the holder continues to be (a) an employee of the Corporation, (b) a member of the Board of Directors, or (c) a consultant performing services for the Corporation.

6.5                               Termination of Employment or Services.    Except as otherwise determined by the Committee and provided in the Agreement, in the event that the employment of an employee to whom an Option has been granted under the Plan shall be terminated or the services of a Non-Employee Director or consultant to whom an Option has been granted under the Plan shall be terminated (other than by reason of Cause, retirement, disability, or death), such Option may, subject to the provisions of the Plan, be exercised, to the extent that the employee, Non-Employee Director, or consultant was entitled to do so at the date of termination of his or her employment or services, at any time within thirty (30) days after such termination, but in no event after the expiration of the term of the Option.

6.6                               Termination of Employment or Services for Cause.    In the event that the employment of an employee to whom an Option has been granted under the Plan shall be terminated or the services of a Non-Employee Director or consultant to whom an Option has been granted under the Plan shall be terminated for Cause (as such term is defined below), such Option shall be immediately forfeited in full upon such termination (regardless of the extent to which such Option may have been exercisable as of such time). For purposes of this Section 6.6 only, “Cause” shall be defined as (a) any act which is in bad faith and to the detriment of the Corporation or (b) a material breach of any agreement with or material obligation to the Corporation.

6.7                               Retirement.

(a)         Employees. Except as otherwise determined by the Committee and provided in the Agreement, if an employee to whom an Option has been granted under the Plan shall retire from the Corporation pursuant to any retirement plan provided by the Corporation, then such Option may be exercised, to the extent that the employee was entitled to do so at the date of such retirement, at any time (i) in the case of an employee holding an Incentive Stock Option, within three (3) months after the date of such retirement, but in no event after the expiration of the term of the Option or (ii) in the case of a Non-Qualified Stock Option, within one (1) year after the date of such retirement, but in no event after the expiration of the term of the Option.

(b)         Non-Employee Directors.  Except as otherwise determined by the Committee and provided in the Agreement, if a Non-Employee Director to whom an Option has been granted (i) retires from the Board of Directors upon reaching Normal Retirement Age or (ii) resigns or declines to stand for reelection with the approval of the Board of Directors, then such Option may be exercised, to the extent that the Non-Employee Director was entitled to do so at the date of such retirement, resignation, or declining, at any time within three (3) years after the cessation of services to the Corporation following such retirement, resignation, or declining, but in no event after the expiration of the term of the Option.

6.8                               Disability.    Except as otherwise determined by the Committee and provided in the Agreement, if an employee, Non-employee Director, or consultant to whom an Option has been granted under the Plan becomes totally and permanently disabled, then such Option may be exercised, notwithstanding the provisions of Section 6.4, in full without regard to the period of Continuous Service after the Option was granted at any time (a) in the case of an Incentive Stock Option, within three (3) months after the date of termination of employment as a result of such disability, but in no event after the expiration of the term of the Option, or (b) in the case of a Non-Qualified Stock Option, within one (1) year (three (3) years in the case of a Non-Employee Director) after the date of termination of employment or cessation of services as a result of such disability, but in no event after the expiration of the term of the Option.

6.9                               Death.    If an employee, Non-Employee Director, or consultant to whom an Option has been granted under the Plan shall die while employed by the Corporation, serving as a member of the Board of Directors, or engaged to perform services for the Corporation, such Option may be exercised to the extent that the employee, Non-Employee Director, or consultant was entitled to do so at the date of his or her death, by his or her executor or administrator or other person at the time entitled by law to the employee’s, Non-Employee Director’s, or consultant’s rights under the Option, at any time within such period, not exceeding one (1) year after his or her death, as shall be prescribed in the Agreement (or such longer or shorter period as the Committee may determine in its sole discretion), but in no event after the expiration of the term of the Option.

7.                                      Terms and Conditions Applicable to Options.

7.1                               Transferability.    During the lifetime of an Optionee, an Option shall not be transferable, except pursuant to a domestic relations order; provided, however, that the Committee may, in its sole discretion, permit an Optionee to transfer a Non-Qualified Stock Option by gift to (a) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, (b) any person sharing the Optionee’s household (other than a tenant or employee), (c) a trust in which any of the persons specified in clauses (a) or (b) have more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any of the persons specified in clauses (a) or (b) (or the Optionee) control the management of assets, or (e) any other entity in which any of the persons specified in clauses (a) or (b) (or the Optionee) own more than fifty percent (50%) of the voting interests. After the death of an Optionee, an Option may be transferred pursuant to the laws of descent and distribution.

7.2                               Method of Exercise.    An Option may be exercised by giving written notice to the Corporation specifying the number of shares of Stock to be purchased. No Option may be exercised with respect to a fractional share. The purchase price of the shares as to which an Option shall be exercised shall be paid in full at the time of exercise at the election of the holder of an Option (a) in cash or currency of the United States of America, (b) by tendering to the Corporation shares of Stock owned by such holder for at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes), having a Fair Market Value equal to the cash exercise price applicable to the purchase price of the shares as to which the Option is being exercised, (c) a combination of cash and/or previously owned shares of Stock valued at Fair Market Value, (d) pursuant to a “same day sale” program, or (e) by payment of such other consideration as the Committee shall from time to time determine. For purposes of the immediately preceding sentence, Fair Market Value shall be determined as of the business day immediately preceding the day on which the Option is exercised. Notwithstanding the foregoing, the Committee shall have the right to modify, amend, or cancel the provisions of clauses (b) and (c) above at any time upon prior notice to the holders of Options.

7.3                               Stockholder Rights.    An Optionee shall have none of the rights of a stockholder with respect to the shares subject to an Option until such shares have been registered upon the exercise of the Option on the transfer books of the Corporation in the name of such Optionee and then only to the extent that any restrictions imposed thereon by the Committee shall have lapsed.

7.4                               No Loans.    Neither the Corporation, any company with which it is affiliated, nor any of their respective subsidiaries may directly or indirectly lend money to any person for the purpose of assisting such person in acquiring or carrying shares of Stock issued upon the exercise of an Option.

7.5                               Conditions Precedent to Exercise.    Notwithstanding any other provision of the Plan, but subject to the provisions of Section 11, the exercise of an Option following termination of employment or service shall be subject to the satisfaction of the conditions precedent that the Optionee has not (a) rendered services or engaged directly or indirectly in any business which in the opinion of the Committee competes with or is in conflict with the interests of the Corporation; provided, however, that the ownership by an Optionee of five percent (5%) or less of any class of securities of a publicly traded company shall not be deemed to violate this clause or (b) violated any written agreement with the Corporation, including, without limitation, any confidentiality agreement. An Optionee’s violation of clause (a) or (b) of the preceding sentence shall result in the immediate forfeiture of any Options held by such Optionee.

7.6                               Limitations on the Grant of Incentive Stock Options.    The aggregate Fair Market Value of the Stock (determined as of the date the Option is granted) with respect to which Incentive Stock Options granted under the Plan and all other stock option plans of the Corporation (or any parent or subsidiary of the Corporation) are exercisable for the first time by any specific individual during any calendar year shall not exceed one hundred thousand dollars ($100,000), and any Option grant (or portion thereof) in excess of that limit shall automatically be characterized as a Non-Qualified Stock Option. No Incentive Stock Option may be granted hereunder to an individual who immediately after such Option is granted is a Ten Percent Stockholder unless (a) the Option price is at least one hundred and ten percent (110%) of the fair market value of such stock on the date of grant and (b) the Option may not be exercised more than five (5) years after the date of grant.

8.                                      Stock Awards.

Subject to the terms of the Plan, the Committee may grant Stock Awards to Award Recipients at such time or times and in such amounts as it shall determine. Shares of Stock issued pursuant to Stock Awards may, but need not, be subject to such restrictions as may be established by the Committee at the time of the grant and reflected in an Agreement. Stock Awards available for grant under the Plan shall include: (a) Stock Appreciation Rights, (b) Restricted Stock Units, and (c) Restricted Stock Bonuses.

8.1                               Stock Appreciation Rights.    The following terms and conditions shall govern the grant and redemption of Stock Appreciation Rights:

(a)                                 Exercise Price.    The number of shares of Stock underlying each Stock Appreciation Right and the exercise price in effect for those shares shall be determined by the Committee in its sole discretion at the time the Stock Appreciation Right is granted. In no event, however, shall the exercise price for each share of Stock underlying the Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value per underlying share of Stock on the grant date.

(b)                                 Redemption.    The Stock Appreciation Right shall cover a specified number of underlying shares of Stock and shall be redeemable upon such terms and conditions as the Committee may establish. Upon redemption of the Stock Appreciation Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the redemption date) of the shares of Stock underlying the redeemed right over (ii) the aggregate exercise price in effect for those shares.

(c)                                  Distribution.    The distribution with respect to any redeemed Stock Appreciation Right may be made in shares of Stock valued at the Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Committee shall in its sole discretion deem appropriate.

(d)                                 Stockholder Rights.    No recipient of an award of Stock Appreciation Rights shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock issuable in redemption of such Stock Appreciation Rights except to the extent that the Corporation has issued the shares relating to such Stock Appreciation Rights.

(e)                                  Non-Transferability.    Prior to the time Stock Restrictions lapse and the Corporation has issued the shares of Stock relating to such Stock Appreciation Rights, none of the shares of Stock subject to an award of Stock Appreciation Rights may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the Award Recipient, except in the event of the death of the Award Recipient with respect to those shares of Stock as to which the Stock Restrictions have lapsed.

(f)                                    Lapse of Restrictions.    In the event of the termination of employment or other service to the Corporation of a recipient of an award of Stock Appreciation Rights prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment or other service to the Corporation (other than discharge for Cause as defined in Section 6.6), the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of the Stock subject to an award of Stock Appreciation Rights.

8.2                               Restricted Stock Units.    Each Restricted Stock Unit shall be evidenced by an Agreement containing such terms and conditions as the Committee shall deem appropriate; provided, however, each such Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(a)                                 Consideration.    A Restricted Stock Unit may be awarded in consideration for past services actually rendered to the Corporation for its benefit.

(b)                                 Vesting.    An award of Restricted Stock Units shall vest at such time or times as the Committee shall determine; provided, however, that an award of Restricted Stock Units shall not fully vest (i) in less than one (1) year from the date of grant, in the case of Restricted Stock Units subject to performance goals, and (ii)

in less than three (3) years from the date of grant, in the case of all other Restricted Stock Units. Any such performance goals and the period in which such goals are to be met shall be determined by the Committee at the time of the grant and reflected in the Agreement. Vesting shall generally be based on the Award Recipient’s Continuous Service. Subject to the provisions of Section 8.2(h), the shares of stock to be delivered upon vesting of Restricted Stock Units shall be delivered as soon as practicable after vesting, but in no event later than two and one-half (2 ½) months after the end of the calendar year in which the Restricted Stock Units vest.

(c)                                  Restrictions on Restricted Stock Units.    Except as expressly provided in the Plan or an Award Recipient’s Agreement, any shares of Stock subject to an award of Restricted Stock Units with respect to which Stock Restrictions have not been satisfied at the time of the termination of the Award Recipient’s employment or other service to the Corporation shall be forfeited and all rights of the recipient of such award of Restricted Stock Units shall terminate without any payment of consideration by the Corporation.

(d)                                 Stockholder Rights.    No recipient of an award of Restricted Stock Units shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock deliverable with respect to such Restricted Stock Units except to the extent that the Corporation has issued the shares of Stock relating to such Restricted Stock Units.

(e)                                  Non-Transferability.    Prior to the time Stock Restrictions lapse and the Corporation has issued the shares of Stock relating to such Restricted Stock Units, none of the shares of Stock subject to an award of Restricted Stock Units may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the Award Recipient, except in the event of the death of the Award Recipient with respect to those shares of Stock as to which the Stock Restrictions have lapsed.

(f)                                    Lapse of Restrictions.    In the event of the termination of employment or other service to the Corporation of a recipient of an award of Restricted Stock Units prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment or other service to the Corporation (other than discharge for Cause as defined in Section 6.6), the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of the Stock subject to an award of Restricted Stock Units.

(g)                                 Limitations on Restricted Stock Units.    No recipient of an award of Restricted Stock Units may receive an award of Restricted Stock Units representing more than three hundred and fifty thousand (350,000) shares of Stock during any fiscal year of the Corporation, subject in each case to adjustment in accordance with Section 15.

(h)                                 Deferrals.    To the extent permitted by the Committee in the terms of his or her Agreement, an Award Recipient may elect to defer receipt of shares of Stock otherwise deliverable upon the vesting of an award of Restricted Stock Units, so long as such deferral election complies with applicable law, including to the extent applicable, the Employee Retirement Income Security Act of 1974, as amended. An election to defer such delivery shall be irrevocable and shall be made in writing on a form acceptable to the Corporation. The election form shall be filed prior to the vesting date of such Restricted Stock Units in a manner determined by the Committee. When the Award Recipient vests in such Restricted Stock Units, the Award Recipient shall be credited with a number of Restricted Stock Units equal to the number of shares of Stock for which delivery is deferred. Restricted Stock Units shall be paid by delivery of shares of Stock in accordance with the timing and manner of payment elected by the Award Recipient on his or her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Restricted Stock Unit as provided in Section 8.2(b).

8.3                               Restricted Stock Bonuses.    Each Restricted Stock Bonus shall be evidenced by an Agreement containing such terms and conditions as the Committee shall deem appropriate; provided, however, that each such Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(a)                                 Consideration.    A Restricted Stock Bonus may be awarded in consideration for past services actually rendered to the Corporation for its benefit.

(b)                                 Vesting.    A Restricted Stock Bonus shall vest at such time or times as the Committee shall determine; provided, however, that a Restricted Stock Bonus shall not fully vest in less than three (3) years from the date of grant. Vesting shall generally be based on the Award Recipient’s Continuous Service.

(c)                                  Restrictions on Restricted Stock Bonuses.    Except as expressly provided in the Plan or an Award Recipient’s Agreement, any shares of Stock subject to a Restricted Stock Bonus with respect to which Stock Restrictions have not been satisfied at the time of the termination of the Award Recipient’s employment or other service to the Corporation shall be forfeited and all rights of the recipient of such Restricted Stock Bonus shall terminate without any payment of consideration by the Corporation.

(d)                                 Stockholder Rights.    The recipient of a Restricted Stock Bonus shall be entitled to such rights of a stockholder with respect to the shares of Stock issued pursuant to such Restricted Stock Bonus as the Committee shall determine, including the right to vote such shares of Stock, except that cash and stock dividends with respect to such shares may, at the discretion of the Committee, be either paid currently or withheld by the Corporation for the Award Recipient’s account, and interest may be accrued on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee.

The Committee, in its discretion, may cause a legend or legends to be placed on any certificate representing shares issued pursuant to Restricted Stock Bonuses, which legend or legends shall make appropriate reference to the Stock Restrictions imposed thereon. The Committee may also in its discretion require that certificates representing shares issued pursuant to Restricted Stock Bonuses remain in the physical custody of the Corporation or an escrow holder until any or all of the Stock Restrictions imposed under the Plan have lapsed.

(e)                                  Non-Transferability.    Prior to the time Stock Restrictions lapse, none of the shares of Stock issued pursuant to a Restricted Stock Bonus may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the recipient of a Restricted Stock Bonus.

(f)                                    Lapse of Restrictions.    In the event of the termination of employment or other service to the Corporation of a recipient of a Restricted Stock Bonus, prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment (other than discharge for Cause as defined in Section 6.6), the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of the Stock subject to a Restricted Stock Bonus.

(g)                                 Limitations on Restricted Stock Bonuses.    No recipient of a Restricted Stock Bonus may receive a Restricted Stock Bonus representing more than three hundred and fifty thousand (350,000) shares of Stock during any fiscal year of the Corporation, subject in each case to adjustment in accordance with Section 15.

9.                                      Performance Share Awards.

9.1    Grant of Performance Share Awards.        Subject to the terms of the Plan, the Committee may grant Performance Share Awards to such employees at such time or times and in such amounts as it shall determine. Stock issued pursuant to a Performance Share Award shall be subject to the attainment of performance goals relating to one or more criteria within the meaning of Section 162(m) of the Code and the Treasury Regulations issued pursuant thereto. The performance goals shall relate to one of the following criteria, either individually, alternatively, or in any combination, applied to either the Corporation as a whole or to a business unit or subsidiary, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results, or to a designated comparison group, in each case as specified by the Committee:

•	revenue	•	market share
•	earnings per share	•	return on capital
•	earnings before interest and taxes	•	cash flow or operating cash flow
•	earnings before interest, taxes, and	•	return on equity or total

	amortization		stockholder return
•	income or net income	•	stock price
•	operating income or net operating income	•	operating profit or net operating profit
•	operating margin or profit margin	•	return on operating revenue
•	return on invested capital	•	market segment share
•	product release schedules	•	new product innovation
•	product ship targets	•	customer satisfaction
•	costs

Any such performance goals and the period in which such goals are to be met shall be determined by the Committee at the time of the grant and reflected in an Agreement; provided, however, that the period in which such goals are to be met shall be not less than one (1) year. Each Performance Share Award shall also be subject to such other restrictions as the Committee may determine.

9.2                               Delivery of Performance Shares.    Certificates representing Performance Shares shall be registered in the Award Recipient’s name but shall remain in the physical custody of the Corporation until the Committee has determined that the performance goals and other Stock Restrictions with respect to such Performance Shares have been met.

9.3                               Stockholder Rights.    The recipient of a Performance Share Award shall be entitled to such rights of a stockholder with respect to the Performance Shares as the Committee shall determine, including the right to vote such shares of Stock, except that cash and stock dividends with respect to the Performance Shares may, at the discretion of the Committee, be either paid currently or withheld by the Corporation for the Award Recipient’s account, and interest may be accrued on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee.

9.4                               Non-Transferability.    Prior to the time shares of Stock issued pursuant to a Performance Share Award are delivered to an Award Recipient, none of such shares may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the Award Recipient.

9.5                               Lapse of Restrictions.    In the event of the termination of employment of an Award Recipient, prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment (other than discharge for Cause as defined in Section 6.6), the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of a Performance Share Award, or determine the performance goals with respect to all or a portion of a Performance Share Award to have been attained; provided, however, that the Committee shall not be entitled to exercise such discretion to the extent that the ability to exercise such discretion would cause income recognized by an Award Recipient with respect to a Performance Share Award to fail to be deductible by the Corporation under Section 162(m) of the Code.

9.6                               Limitations on Performance Share Awards    No employee may receive Performance Share Awards representing more than four hundred thousand (400,000) shares of Stock during any fiscal year of the Corporation.

10.                               Terms and Conditions Applicable to Director Stock Awards.

10.1                        Grant of Director Stock Awards.    As of the one (1) month anniversary of the date of the first election to the Board of Directors, and as of the date of each reelection to the Board of Directors, each Non-Employee Director shall be granted a Director Stock Award. Subject to the provisions of Section 10.8, the Committee shall determine the number of shares of Stock to be covered by such Director Stock Award. All Director Stock Awards shall be evidenced by an agreement containing such terms and conditions consistent with the Plan as the Committee shall determine.

10.2                        Vesting.    Each Director Stock Award shall vest in full on the date immediately preceding the first annual meeting of stockholders next following the date of grant; provided, however, that, except as provided in the Plan, the recipient thereof continues to serve as a member of the Board of Directors as of such date.

10.3                        Forfeiture of Director Stock Awards.    Except as provided in the Plan, a recipient of a Director Stock Award shall forfeit any unvested shares of Stock subject to the Director Stock Award, and all rights of the Non-Employee Director to such unvested shares shall terminate without payment of consideration by the Corporation, upon the termination of his or her service as a member of the Board of Directors.

10.4                        Stockholder Rights.    Except as provided in Sections 10.5 and 10.7, a recipient of a Director Stock Award shall be entitled to all rights of a stockholder with respect to the shares of Stock issued pursuant to the Director Stock Award, including the right to receive dividends and to vote such shares of Stock; provided, however, that stock dividends paid with respect to such shares shall be restricted to the same extent as the underlying shares of Stock issued pursuant to the Director Stock Award.

The Committee shall cause a legend or legends to be placed on any certificate representing shares issued pursuant to a Director Stock Award, which legend or legends shall make appropriate reference to the terms of the Director Stock Award and the Plan. The Committee shall also require that certificates representing shares issued pursuant to Director Stock Awards remain in the physical custody of the Corporation or an escrow holder until such shares have vested in accordance with the terms of the Plan.

10.5                        Non-Transferability.    Prior to vesting, none of the shares of Stock issued pursuant to a Director Stock Award may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the recipient thereof.

10.6                        Termination of Service.    If a Non-Employee Director to whom a Director Stock Award has been granted shall cease to serve as a director as a result of (a) his or her death, (b) retiring from the Board of Directors upon reaching Normal Retirement

Age, (c) becoming totally and permanently disabled, or (d) resigning with the approval of the Board of Directors, all shares subject to such Director Stock Award shall be vested in full, notwithstanding the provisions of Section 10.2, as of the date of termination of service.

10.7                        Deferral Election.    A Non-Employee Director may elect to defer receipt of any Director Stock Award by filing the appropriate deferral form with the Corporate Secretary on or before December 31st of the calendar year prior to the calendar year in which such Director Stock Award is to be made. Notwithstanding the foregoing, any person elected as a Non-Employee Director for the first time shall be permitted to make his or her first deferral election no later than twenty (20) days after such election. In no event, however, shall any deferral be permitted to the extent prohibited by applicable law. Deferrals shall be subject to the following terms and conditions:

(a)                 A Non-Employee Director may elect to defer receipt of a Director Stock Award until (i) a specified date in the future, (ii) cessation of his or her service as a member of the Board of Directors, or (iii) the end of the calendar year in which cessation of his or her service as a member of the Board of Directors occurs.

(b)                There shall be established a Deferral Account on the books of the Corporation for each Non-Employee Director electing to defer a Director Stock Award pursuant to this Section 10.7. Deferrals shall be credited to the Non-Employee Director’s Deferral Account in Stock Units in the following manner: on the award date to which the deferral election applies, the amount deferred shall be converted into a number of Stock Units equal to the number of shares of Stock awarded that are subject to the deferral election. A Non-Employee Director shall not have any voting rights with respect to any Stock Units held in his or her Deferral Account.

(c)                 Whenever cash dividends are paid with respect to shares of Stock, each Non-Employee Director’s Deferral Account shall be credited on the payment date of such dividend with additional Stock Units (including fractional units to the nearest one/one hundredth (1/100)) equal in value to the amount of the cash dividend paid on a single share of Stock multiplied by the number of Stock Units (including fractional units) credited to his or her Deferral Account as of the date of record for dividend purposes. For purposes of crediting dividends, the value of a Stock Unit shall be the Fair Market Value of a share of Stock as of the payment date of the dividend.

(d)                The number of Stock Units credited to each Non-Employee Director’s Deferral Account shall be appropriately adjusted in the same manner and to the same extent Director Stock Awards are adjusted and modified pursuant to Section 15. In the event of a transaction subject to Section 11, the Board of Directors shall have the authority to amend the Plan to provide for the conversion of Stock Units credited to Deferral Accounts into units equal to shares of stock of the resulting or acquiring company (or a related company), as appropriate, if such stock is publicly traded or, if not, into cash of equal value on the effective date of such transaction. If pursuant to the preceding sentence cash is credited to a Non-Employee Director’s Deferral

Account, interest shall be credited thereon from the date such cash is received to the date of distribution quarterly, at the end of each calendar quarter, at a rate per annum (computed on the basis of a three hundred and sixty-day (360-day) year and a ninety one-day (91-day) quarter) equal to the prime rate announced publicly by Citibank, N.A. at the end of such calendar quarter. If units representing publicly traded stock of the resulting or acquired company (or a related company) are credited to a Non-Employee Director’s Deferral Account, dividends shall be credited thereto in the same manner as dividends are credited on Stock Units credited to such Deferral Accounts.

(e)                 Subject to Section 10.7(g), distributions of a Non-Employee Director’s Deferral Account under the Plan shall be made as follows:

(i)                     If a Non-Employee Director has elected to defer a Director Stock Award to a specified date in the future, payment shall be as of such date and shall be made or shall commence, as the case may be, within thirty (30) days after the date specified;

(ii)                  If a Non-Employee Director has elected to defer a Director Stock Award until cessation of his or her service as a member of the Board of Directors, payment shall be as of the date of such cessation of service and shall be made or shall commence, as the case may be, within thirty (30) days after the cessation of the Non-Employee Director’s service as a director; and

(iii)               If a Non-Employee Director has elected to defer a Director Stock Award until the end of the calendar year in which the cessation of his or her service as a member of the Board of Directors occurs, payment shall be made as of December 31st of such year and shall be made or commence, as the case may be, on December 31st of such year.

(f)                   Notwithstanding any elections pursuant to Sections 10.7(a) and/or (g) hereof, in the event of the death of the Non-Employee Director prior to the distribution of his or her Deferral Account, the balance credited to such Deferral Account as of the date of his or her death shall be paid, as soon as reasonably possible thereafter, in a single distribution to the Non-Employee Director’s beneficiary or beneficiaries designated on such Non-Employee Director’s deferral election form. If no such election or designation has been made, such amounts shall be payable to the Non-Employee Director’s estate.

(g)                A Non-Employee Director may elect to have his or her Deferral Account under the Plan paid in a single distribution or equal annual installments, not to exceed ten (10) annual installments. To the extent a Deferral Account is deemed invested in Stock Units, such Stock Units shall be converted to Stock on the distribution date as provided in Section 10.7(h). To the extent deemed invested in units of any other stock, such units shall similarly be converted and distributed in the form of stock. To the extent invested in a medium other than Stock Units or other units, each such distribution hereunder shall be in the medium credited to the Deferral Account.

(h)                To the extent a Deferral Account is deemed invested in Stock Units, a single distribution shall consist of the number of whole shares of Stock equal to the number of Stock Units credited to the Non-Employee Director’s Deferral Account on the date as of which the distribution occurs. Cash shall be paid to a Non-Employee Director in lieu of a fractional share, determined by reference to the Fair Market Value of a share of Stock on the date as of which the distribution occurs. In the event a Non-Employee Director has elected to receive annual installment payments, each such payment shall be determined as follows:

(i)                      To the extent his or her Deferral Account is deemed to be invested in Stock Units, each such payment shall consist of the number of whole shares of Stock equal to the number of Stock Units (including fractional units) credited to the Deferral Account on the date as of which the distribution occurs, divided by the number of annual installments remaining as of such distribution date. Cash shall be paid to Non-Employee Directors in lieu of fractional shares, determined by reference to the Fair Market Value of a share of Stock on the date as of which the distribution occurs.

(ii)                   To the extent his or her Deferral Account has been credited in cash, each such payment shall be calculated by dividing the value on the date the distribution occurs of that portion of the Non-Employee Director’s Deferral Account which is in cash by the number of annual installments remaining as of such distribution date.

10.8                        Limitations on Director Stock Awards.    The Aggregate Value (as such term is defined below) of all Director Stock Awards granted to a Non-Employee Director under the Plan in any fiscal year, together with all Director Stock Awards granted to such Non-Employee Director under the Applera Corporation/Celera Genomics Group 1999 Stock Incentive Plan (as the same may be amended or replaced from time to time) during such year, may not exceed the Director Budgeted Amount (as such term is defined below) for such year. In the event that the Aggregate Value of such awards exceeds the Director Budgeted Amount, the Committee shall allocate to each Non-Employee Director shares of Stock and shares of Applera Corporation—Celera Genomics Group Common Stock (“Celera Genomics Stock”), in the ratio, as near as may be practicable, of the number of shares of Stock then outstanding to the number of shares of Celera Genomics Stock then outstanding, as determined by the Committee. For purposes of the Plan, “Aggregate Value” shall be calculated as the Fair Market Value of a share of Stock or Celera Genomics Stock, as the case may be, on the date of grant multiplied by the number of shares of Stock or Celera Genomics Stock, as the case may be, subject to the Director Stock Award, and the “Director Budgeted Amount” shall be one hundred and thirty five thousand dollars ($135,000) for the fiscal year ending June 30, 2001 and shall increase by ten percent (10%) for each fiscal year thereafter.

11.                               Acceleration Upon a Change of Control.

Notwithstanding any other provision of the Plan or any Option or Award granted hereunder, (a) any Option granted hereunder and then outstanding shall become immediately exercisable in full, (b) all Stock Restrictions shall immediately terminate, and (c) all performance goals applicable to any Performance Share Award shall be deemed attained (i) in the event that a tender offer or exchange offer (other than an offer by the Corporation) for common stock of the Corporation representing more than twenty five percent (25%) of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of the Board of Directors (“Voting Securities”) is made by any “person” within the meaning of Section 14(d) of the Act and not withdrawn within ten (10) days after the commencement thereof; provided, however, that the Committee may by action taken prior to the end of such ten (10) day period extend such ten (10) day period; and, provided further, that the Committee may by further action taken prior to the end of such extended period declare (A) all Options granted hereunder and then outstanding to be immediately exercisable in full, (B) all Stock Restrictions to be immediately terminated, and (C) all performance goals applicable to any Performance Share Award to be deemed attained; or (ii) in the event of a Change in Control (as hereinafter defined).

For purposes of this Section 11, a “Change in Control” means an event that would be required to be reported (assuming such event has not been “previously reported”) in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the effective date of the Plan, pursuant to Section 13 or 15(d) of the Act; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred at such time as (a) any “person” within the meaning of Section 14(d) of the Act (other than Applera Corporation, a subsidiary of Applera Corporation, or an employee benefit plan sponsored by any of the foregoing) becomes the “beneficial owner” as defined in Rule 13d-3 thereunder, directly or indirectly, of more than twenty five percent (25%) of the combined voting power of the then outstanding Voting Securities, (b) during any two (2) year period, individuals who constitute the Board of Directors (the “Incumbent Board”) as of the beginning of the period cease for any reason to constitute at least a majority thereof, provided that any person becoming a director during such period whose election or nomination for election by the Corporation’s stockholders was approved by a vote of at least three-quarters (3/4) of the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director without objection to such nomination, other than in response to an actual or threatened Change in Control or proxy contest) shall be, for purposes of this clause (b), considered as though such person were a member of the Incumbent Board, or (c) the approval by the Corporation’s stockholders of the sale of all or substantially all of the stock or assets of the Corporation. The Committee may adopt such procedures as to notice and exercise as may be necessary to effectuate the acceleration of the exercisability of Options, termination of Stock Restrictions, and attainment of performance goals as described above.

12.                               Share Withholding; Delivery of Shares.

With respect to any Option or Award, the Committee may, in its discretion and subject to such rules as the Committee may adopt, permit or require any Optionee or Award Recipient to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with an Option or Award by electing to have the Corporation withhold Stock having a Fair Market Value (as of the date the amount of withholding tax is determined) equal to the amount of withholding tax.

Wherever in this Plan or under any Agreement an Optionee or Award Recipient is permitted to pay the exercise price of an Option or Award or taxes relating to the exercise of an Option or Award by delivering shares of Stock, the Optionee or Award Recipient may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such shares of Stock, in which case the Corporation shall treat the Option or Award as exercised without further payment and shall withhold such number of shares of Stock from the shares of Stock acquired by the exercise of the Option or Award.

13.                               No Right to Continued Employment or Service.

Nothing contained in the Plan or in any Option or Award granted or Agreement entered into pursuant to the Plan shall confer upon any employee the right to continue in the employ of the Corporation, any consultant the right to continue to perform services for the Corporation, or any Non-Employee Director the right to continue as a member of the Board of Directors or interfere with the right of the Corporation to terminate such employee’s employment, such consultant’s service, or Non-Employee Director’s service at any time.

14.                               Time of Granting Options and Awards.

An Option or Award under the Plan shall be deemed to have been granted on the date set forth in the Plan or resolutions of the Committee or Board of Directors authorizing such grant.

15.                               Adjustments Upon Changes in Capitalization.

Notwithstanding any other provision of the Plan, in the event of changes in the outstanding Stock by reason of stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, corporate separations or divisions (including, but not limited to, split-ups, split-offs, or spin-offs), reorganizations (including, but not limited to, mergers or consolidations), liquidations, extraordinary dividends or distributions, or other similar events, the aggregate number and class of shares available under the Plan, the number of shares subject to Director Stock Awards, the maximum number of shares that may be subject to Options and Awards, and the terms of any outstanding Options or Awards (including, without limitation, the number of shares subject to an outstanding Option or Award and the price at which shares of Stock may be issued pursuant to an outstanding Option) and of any Stock Units shall be adjusted in such manner as the Committee in its discretion deems appropriate.

16.                               Termination and Amendment of the Plan.

16.1                        Date of Plan Termination.    Unless the Plan shall have been terminated as hereinafter provided, no Option or Award shall be granted hereunder after December 31, 2009.

16.2                        Amendment of Plan.    The Board of Directors at any time, and from time to time, may amend the Plan. However, except as provided in Section 15 of the Plan relating to adjustments upon changes in the outstanding Stock, no amendment shall be effective unless approved by the stockholders of the Corporation to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, any New York Stock Exchange, Nasdaq or other securities exchange listing requirements, or other applicable law or regulation. Notwithstanding the foregoing, the Board of Directors may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

16.3                        No Material Impairment of Rights.    No termination, modification, or amendment of the Plan may, without the consent of an Optionee or Award Recipient, adversely affect in any material manner the rights of such Optionee or Award Recipient under any Option or Award.

17.                               Amendment of Options and Awards at the Discretion of the Committee.

The terms of any outstanding Option or Award may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate, including, without limitation, acceleration of the date of exercise of any Option or Award, termination of Stock Restrictions as to any Award, or the conversion of an Incentive Stock Option into a Non-Qualified Stock Option; provided, however, that no such amendment shall adversely affect in any material manner any right of any Optionee or Award Recipient under the Plan without his or her consent; and, provided further, that the Committee shall not (a) amend any previously-issued Performance Share Award to the extent that such amendment would cause income recognized by an Award Recipient with respect to a Performance Share Award to fail to be deductible by the Corporation under Section 162(m) of the Code or (b) except as provided in Section 15 or if approved by the stockholders of the Corporation, amend any previously-issued Option to reduce the purchase price thereof whether by modification of the Option or by cancellation of the Option in consideration of the immediate issuance of a replacement Option bearing a reduced purchase price.

18.                               Government Regulations.

The Plan and the grant and exercise of Options and Awards hereunder, and the obligation of the Corporation to issue, sell, and deliver shares, as applicable, under such Options and Awards, shall be subject to all applicable laws, rules, and regulations. Notwithstanding any other provision of the Plan, transactions under the Plan are intended to comply with the applicable exemptions under Rule 16b-3 under the Act as to persons subject to the reporting requirements of Section 16(a) of the Act with respect to shares of Stock, and Options and Awards under the Plan shall be fashioned and administered in a manner consistent with the conditions applicable under Rule 16b-3.

19.                               Covenants of the Corporation.

19.1                        Availability of Shares.    During the terms of the Options and Awards, the Corporation shall keep available at all times the number of shares of Stock required to satisfy such Options and Awards.

19.2                        Securities Law Compliance.    The Corporation shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and Awards and to issue and sell shares of Stock upon exercise, redemption, or satisfaction of the Options and Awards; provided, however, that this undertaking shall not require the Corporation to register under the Securities Act the Plan, any Option or Award, or any Stock issued or issuable pursuant to any such Option or Award. If, after reasonable efforts, the Corporation is unable to obtain from any such regulatory commission or agency the authority which counsel for the Corporation deems necessary for the lawful issuance and sale of Stock under the Plan, the Corporation shall be relieved from any liability for failure to issue and sell Stock related to such Options or Awards unless and until such authority is obtained.

20.                               Options and Awards in Foreign Countries.

The Committee shall have the authority and discretion to adopt such modifications, procedures, and subplans as it shall deem necessary or desirable to comply with the provisions of the laws of foreign countries in which the Corporation may operate in order to assure the viability of the benefits of the Options and Awards made to individuals employed in such countries and to meet the objectives of the Plan.

21.                               Governing Law.

The Plan shall be construed, regulated, and administered under the internal laws of the State of Delaware.

22.                               Stockholder Approval.

The Plan shall become effective if and as approved by the stockholders of the Corporation.

ANNEX B TO SCHEDULE 14A
FILED UNDER SCHEDULE 14a, ITEM 10

APPLERA CORPORATION/CELERA GENOMICS GROUP
AMENDED AND RESTATED
1999 STOCK INCENTIVE PLAN

(as proposed to be amended)

1.                                      Purpose of the Plan.

The purpose of this Applera Corporation/Celera Genomics Group Amended and Restated 1999 Stock Incentive Plan (the “Plan”) is to increase stockholder value and to advance the interests of Applera Corporation and its subsidiaries (collectively, the “Corporation”) by providing financial incentives designed to attract, retain, and motivate employees, officers, consultants, and directors of the Corporation. The Plan continues the established policy of the Corporation of encouraging ownership of its Stock by key personnel and of providing incentives for such individuals to put forth maximum efforts for the success of the Corporation.

2.                                      Definitions.

As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

2.1                               “Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.2                               “Agreement” means the written agreement between the Corporation and an Optionee or Award Recipient, as the case may be, evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

2.3                               “Award” means a Stock Award, Performance Share Award, or Director Stock Award.

2.4                               “Award Recipient” means an individual to whom an Award has been granted under the Plan.

2.5                               “Board of Directors” means the Board of Directors of Applera Corporation.

2.6                               “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.7                               “Committee” means the Management Resources Committee of the Board of Directors, or any successor thereto or committee designated thereby whose members qualify as (a) outside directors as defined in Section 162(m) of the Code and the Treasury Regulations issued pursuant thereto and (b) non-employee directors within the meaning of Rule 16b-3 under the Act.

2.8                               “Continuous Service” means an uninterrupted chain of continuous employment by the Corporation or an uninterrupted chain of continuous performance of services for the Corporation by a consultant. A leave of absence granted in accordance with the Corporation’s usual procedures which does not operate to interrupt continuous employment or continuous performance of services for other benefits granted by the Corporation shall not be considered a termination of employment nor an interruption of Continuous Service hereunder, and an employee or consultant who is granted such a leave of absence shall be considered to be continuously employed or continuously performing services during the period of such leave; provided, however, that if regulations under the Code or an amendment to the Code shall establish a more restrictive definition of a leave of absence, such definition shall be substituted herein.

2.9                               “Deferral Account” means the bookkeeping account established for the deferral of a Director Stock Award by a Non-Employee Director pursuant to Section 10.7 hereof.

2.10                        “Director Stock Award” means an award of shares of Stock granted pursuant to Section 10 hereof.

2.11                        “Fair Market Value” means the simple average of the high and low sales prices of a share of Stock as reported in the report of composite transactions (or other source designated by the Committee) on the date on which fair market value is to be determined (or if there shall be no trading on such date, then on the first previous date on which sales were made on a national securities exchange).

2.12                        “Incentive Stock Options” means those Options granted hereunder to employees as incentive stock options as defined in, and which by their terms comply with the requirements for such Options set out in, Section 422 of the Code and the Treasury Regulations issued pursuant thereto.

2.13                        “Maximum Value Options” means those Options granted hereunder for which the Committee may establish, at the date of grant, terms and conditions that limit the maximum dollar value that a participant under the Plan may receive in the form of shares of Stock upon the exercise of such Maximum Value Option.

2.14                        “Non-Employee Director” means a member of the Board of Directors who is not an employee or officer of the Corporation.

2.15                        “Non-Qualified Stock Options” means those Options granted hereunder which are not intended to qualify as Incentive Stock Options.

2.16                        “Normal Retirement Age” means the normal retirement age of a member of the Board of Directors as determined by the Board of Directors from time to time.

2.17                        “Option” means an option granted pursuant to Section 6 hereof.

2.18                        “Optionee” means an individual to whom an Option has been granted under the Plan.

2.19                        “Performance Share Award” means an award of Performance Shares granted pursuant to Section 9 hereof.

2.20                        “Performance Shares” means shares of Stock covered by a Performance Share Award.

2.21                        “Restricted Stock Bonus” means an award of shares of Stock not requiring the Award Recipient to pay any amount of monetary consideration granted pursuant to the provisions of Section 8.3 hereof.

2.22                        “Restricted Stock Unit” means the right to receive one (1) share of Stock at the time the Restricted Stock Unit vests, with the further right to elect to defer receipt of shares of Stock otherwise deliverable upon the vesting of an award of restricted stock to the extent provided in the Award Recipient’s Agreement. Restricted Stock Units are subject to the provisions of Section 8.2 hereof.

2.23                        “Stock” means the Applera Corporation-Celera Genomics Group Common Stock, par value $.01 per share, of the Corporation.

2.24                        “Stock Appreciation Right” means the right to receive an amount equal to the Fair Market Value of one (1) share of Stock on the day the Stock Appreciation Right is redeemed, reduced by the exercise price of such right. Stock Appreciation Rights are subject to the provisions of Section 8.1 hereof.

2.25                        “Stock Award” means an award granted pursuant to Section 8 hereof. The term “Stock Award” shall include, but shall not be limited to, those types of benefits listed in Section 8.

2.26                        “Stock Restrictions” mean the restrictions, including performance goals, placed on an Award under the Plan.

2.27                        “Stock Unit” means the bookkeeping entry representing the equivalent of one (1) share of Stock.

2.28                        “Ten Percent Stockholder” means an individual who owns, within the meaning of Section 422(b)(6) of the Code and the Treasury Regulations issued pursuant thereto, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation.

3.                                      Shares Reserved for the Plan.

The aggregate number of shares of Stock available for Options and Awards under the Plan is twenty million and two hundred thousand (20,200,000) (“Share Reserve”),

subject to adjustment in accordance with Section 15, of which not more than two million and six hundred thousand (2,600,000) shares of Stock, subject to adjustment in accordance with Section 15, may be issued pursuant to Restricted Stock Units, Restricted Stock Bonuses, and Performance Share Awards. Each share of Stock issued pursuant to an Option or Award will reduce the Share Reserve by one (1) share. To the extent that an Award is settled in cash rather than in shares of Stock, the Share Reserve shall remain unchanged; provided, however, that shares of Stock underlying the portion of a Stock Appreciation Right that is exercised (whether or not shares of Stock are actually issued to the Award Recipient upon such exercise) shall be considered issued for purposes of the Plan and shall reduce the Share Reserve on a one for one basis. Shares of Stock issued under the Plan shall be authorized but unissued shares. In lieu of such unissued shares, the Corporation may, in its discretion, transfer on the exercise of Options or the delivery of shares of Stock issued pursuant to Awards treasury shares, reacquired shares, or shares acquired in the market for purposes of the Plan.

If any Options or Awards granted under the Plan shall for any reason terminate, be canceled or reacquired, or expire without having been exercised or vested in full, shares of Stock not issued or vested in full under such Options or Awards shall be available again for issuance under the Plan. Notwithstanding the foregoing, shares of Stock tendered in payment of the purchase price of an Option and shares of Stock withheld by the Corporation to satisfy any withholding tax obligation arising in connection with an Option or Award shall not be available again for issuance under the Plan.

4.                                      Administration of the Plan.

The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to administer the Plan, including, without limitation, the authority to determine the individuals to whom, and the time or times at which, Options and Awards shall be granted, the number of shares of Stock to be covered by each Option and Award, and the terms and conditions of each Option and Award. The Committee shall also have plenary authority in its discretion to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to it; to determine the terms (which need not be identical) of Agreements executed and delivered under the Plan, including, without limitation, such terms and provisions as shall be requisite in the judgment of the Committee to conform to any change in any law or regulation applicable thereto; and to make any and all other determinations and take any and all actions deemed necessary or advisable for the administration of the Plan. The Committee’s determination on the foregoing matters shall be conclusive and binding on all persons having an interest in the Plan.

5.                                      Eligibility; Factors to be Considered in Granting Options and Awards.

5.1                               Eligibility; Factors.    Subject to the terms of the Plan, an Option may be granted to any person who, at the time the Option is granted, is an employee (which term shall include officers) of the Corporation, a Non-Employee Director, or a consultant performing services for the Corporation. Stock Awards or Performance Share Awards

may be granted to any person who, at the time such Stock Award or Performance Share Award is granted, is an employee (which term shall include officers) of, or consultant performing services for, the Corporation. Non-Employee Directors shall not be eligible to receive Stock Awards or Performance Share Awards. In determining the employees, Non-Employee Directors, and consultants to whom Options or Awards shall be granted, the number of shares of Stock to be covered by each Option or Award, and the terms and conditions of each Option and Award, the Committee shall take into account the duties and responsibilities of the respective employees, Non-Employee Directors, and consultants, their present and potential contributions to the success of the Corporation, and such other factors as they shall deem relevant in connection with accomplishing the purposes of the Plan. An employee, Non-Employee Director, or consultant who has been granted an Option or Award may be granted and hold additional Options or Awards if the Committee shall so determine.

5.2                               Section 162(m) Limitation.    Subject to the provisions of Section 15 of the Plan relating to adjustments upon changes in the shares of Stock, no employee of the Corporation shall be eligible to be granted Options or Stock Appreciation Rights covering more than two million and twenty thousand (2,020,000) shares of Stock (i.e., ten percent (10%) of the Share Reserve) during any fiscal year of the Corporation.

5.3                               Consultants.    A consultant shall not be eligible for the grant of an Option or Award if, at the time of grant, a Form S-8 Registration Statement (“Form S-8”) under the Securities Act of 1933, as amended (“Securities Act”) is not available to register either the offer or the sale of the Corporation’s securities to such consultant because of the nature of the services that the consultant is providing to the Corporation, or because the consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Corporation determines both (a) that such grant (i) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (ii) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (b) that such grant complies with the securities laws of all other relevant jurisdictions.

6.                                      Options.

6.1                               Grant of Options.    Subject to the terms of the Plan, the Committee may grant Options to such employees, Non-Employee Directors, and consultants at such time or times and in such amounts as it shall determine. Each Option granted hereunder shall be designated as an Incentive Stock Option or Non-Qualified Stock Option and shall be evidenced by an Agreement containing such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options shall be granted only to employees of the Corporation. The Committee may, in its sole discretion, grant Non-Qualified Stock Options as Maximum Value Options.

6.2                               Purchase Price.    The purchase price of each share of Stock covered by an Option shall be not less than one hundred percent (100%) (or one hundred and ten percent (110%) in the case of an Incentive Stock Option granted to a Ten Percent

Stockholder) of the Fair Market Value of a share of Stock on the date the Option is granted.

6.3                               Term.    The term of each Option shall be for such period as the Committee shall determine, but not more than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the date of grant thereof, and shall be subject to earlier termination as hereinafter provided. If the original term of any Option is less than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the date of grant, the Option prior to its expiration may be amended, with the approval of the Committee and the employee, Non-Employee Director, or consultant, as the case may be, to extend the term so that the term as amended is not more than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the original date of grant of such Option.

6.4                               Vesting.    An Option shall be exercisable at such time or times and in such manner and number of shares as the Committee shall determine. Except as provided in the Plan, no Option may be exercised at any time unless the holder thereof is then an employee of the Corporation, a member of the Board of Directors, or a consultant performing services for the Corporation. Options granted under the Plan shall not be affected by any change of duties or position so long as the holder continues to be (a) an employee of the Corporation, (b) a member of the Board of Directors, or (c) a consultant performing services for the Corporation.

6.5                               Termination of Employment or Services.    Except as otherwise determined by the Committee and provided in the Agreement, in the event that the employment of an employee to whom an Option has been granted under the Plan shall be terminated or the services of a Non-Employee Director or consultant to whom an Option has been granted under the Plan shall be terminated (other than by reason of Cause, retirement, disability, or death), such Option may, subject to the provisions of the Plan, be exercised, to the extent that the employee, Non-Employee Director, or consultant was entitled to do so at the date of termination of his or her employment or services, at any time within thirty (30) days after such termination, but in no event after the expiration of the term of the Option.

6.6                               Termination of Employment or Services for Cause.    In the event that the employment of an employee to whom an Option has been granted under the Plan shall be terminated or the services of a Non-Employee Director or consultant to whom an Option has been granted under the Plan shall be terminated for Cause (as such term is defined below), such Option shall be immediately forfeited in full upon such termination (regardless of the extent to which such Option may have been exercisable as of such time). For purposes of this Section 6.6 only, “Cause” shall be defined as (a) any act which is in bad faith and to the detriment of the Corporation or (b) a material breach of any agreement with or material obligation to the Corporation.

6.7                               Retirement.

(a)         Employees.  Except as otherwise determined by the Committee and provided in the Agreement, if an employee to whom an Option has been granted under the Plan shall retire from the Corporation pursuant to any retirement plan provided by the Corporation, then such Option may be exercised, to the extent that the employee was entitled to do so at the date of such retirement, at any time (i) in the case of an employee holding an Incentive Stock Option, within three (3) months after the date of such retirement, but in no event after the expiration of the term of the Option or (ii) in the case of a Non-Qualified Stock Option, within one (1) year after the date of such retirement, but in no event after the expiration of the term of the Option.

(b)         Non-Employee Directors.  Except as otherwise determined by the Committee and provided in the Agreement, if a Non-Employee Director to whom an Option has been granted (i) retires from the Board of Directors upon reaching Normal Retirement Age or (ii) resigns or declines to stand for reelection with the approval of the Board of Directors, then such Option may be exercised, to the extent that the Non-Employee Director was entitled to do so at the date of such retirement, resignation, or declining, at any time within three (3) years after the cessation of services to the Corporation following such retirement, resignation, or declining, but in no event after the expiration of the term of the Option.

6.8                               Disability.    Except as otherwise determined by the Committee and provided in the Agreement, if an employee, Non-employee Director, or consultant to whom an Option has been granted under the Plan becomes totally and permanently disabled, then such Option may be exercised, notwithstanding the provisions of Section 6.4, in full without regard to the period of Continuous Service after the Option was granted at any time (a) in the case of an Incentive Stock Option, within three (3) months after the date of termination of employment as a result of such disability, but in no event after the expiration of the term of the Option, or (b) in the case of a Non-Qualified Stock Option, within one (1) year (three (3) years in the case of a Non-Employee Director) after the date of termination of employment or cessation of services as a result of such disability, but in no event after the expiration of the term of the Option.

6.9                               Death.    If an employee, Non-Employee Director, or consultant to whom an Option has been granted under the Plan shall die while employed by the Corporation, serving as a member of the Board of Directors, or engaged to perform services for the Corporation, such Option may be exercised to the extent that the employee, Non-Employee Director, or consultant was entitled to do so at the date of his or her death, by his or her executor or administrator or other person at the time entitled by law to the employee’s, Non-Employee Director’s, or consultant’s rights under the Option, at any time within such period, not exceeding one (1) year after his or her death, as shall be prescribed in the Agreement (or such longer or shorter period as the Committee may determine in its sole discretion), but in no event after the expiration of the term of the Option.

7.                                      Terms and Conditions Applicable to Options.

7.1                               Transferability.    During the lifetime of an Optionee, an Option shall not be transferable, except pursuant to a domestic relations order; provided, however, that the Committee may, in its sole discretion, permit an Optionee to transfer a Non-Qualified Stock Option by gift to (a) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, (b) any person sharing the Optionee’s household (other than a tenant or employee), (c) a trust in which any of the persons specified in clauses (a) or (b) have more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any of the persons specified in clauses (a) or (b) (or the Optionee) control the management of assets, or (e) any other entity in which any of the persons specified in clauses (a) or (b) (or the Optionee) own more than fifty percent (50%) of the voting interests. After the death of an Optionee, an Option may be transferred pursuant to the laws of descent and distribution.

7.2                               Method of Exercise.    An Option may be exercised by giving written notice to the Corporation specifying the number of shares of Stock to be purchased. No Option may be exercised with respect to a fractional share. The purchase price of the shares as to which an Option shall be exercised shall be paid in full at the time of exercise at the election of the holder of an Option (a) in cash or currency of the United States of America, (b) by tendering to the Corporation shares of Stock owned by such holder for at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes), having a Fair Market Value equal to the cash exercise price applicable to the purchase price of the shares as to which the Option is being exercised, (c) a combination of cash and/or previously owned shares of Stock valued at Fair Market Value, (d) pursuant to a “same day sale” program, or (e) by payment of such other consideration as the Committee shall from time to time determine. For purposes of the immediately preceding sentence, Fair Market Value shall be determined as of the business day immediately preceding the day on which the Option is exercised. Notwithstanding the foregoing, the Committee shall have the right to modify, amend, or cancel the provisions of clauses (b) and (c) above at any time upon prior notice to the holders of Options.

7.3                               Stockholder Rights.    An Optionee shall have none of the rights of a stockholder with respect to the shares subject to an Option until such shares have been registered upon the exercise of the Option on the transfer books of the Corporation in the name of such Optionee and then only to the extent that any restrictions imposed thereon by the Committee shall have lapsed.

7.4                               No Loans.    Neither the Corporation, any company with which it is affiliated, nor any of their respective subsidiaries may directly or indirectly lend money to any person for the purpose of assisting such person in acquiring or carrying shares of Stock issued upon the exercise of an Option.

7.5                               Conditions Precedent to Exercise.    Notwithstanding any other provision of the Plan, but subject to the provisions of Section 11, the exercise of an Option following termination of employment or service shall be subject to the satisfaction of the conditions precedent that the Optionee has not (a) rendered services or engaged directly or indirectly in any business which in the opinion of the Committee competes with or is in conflict with the interests of the Corporation; provided, however, that the ownership by an Optionee of five percent (5%) or less of any class of securities of a publicly traded company shall not be deemed to violate this clause or (b) violated any written agreement with the Corporation, including, without limitation, any confidentiality agreement. An Optionee’s violation of clause (a) or (b) of the preceding sentence shall result in the immediate forfeiture of any Options held by such Optionee.

7.6                               Limitations on the Grant of Incentive Stock Options.    The aggregate Fair Market Value of the Stock (determined as of the date the Option is granted) with respect to which Incentive Stock Options granted under the Plan and all other stock option plans of the Corporation (or any parent or subsidiary of the Corporation) are exercisable for the first time by any specific individual during any calendar year shall not exceed one hundred thousand dollars ($100,000), and any Option grant (or portion thereof) in excess of that limit shall automatically be characterized as a Non-Qualified Stock Option. No Incentive Stock Option may be granted hereunder to an individual who immediately after such Option is granted is a Ten Percent Stockholder unless (a) the Option price is at least one hundred and ten percent (110%) of the fair market value of such stock on the date of grant and (b) the Option may not be exercised more than five (5) years after the date of grant.

8.                                      Stock Awards.

Subject to the terms of the Plan, the Committee may grant Stock Awards to Award Recipients at such time or times and in such amounts as it shall determine. Shares of Stock issued pursuant to Stock Awards may, but need not, be subject to such restrictions as may be established by the Committee at the time of the grant and reflected in an Agreement. Stock Awards available for grant under the Plan shall include: (a) Stock Appreciation Rights, (b) Restricted Stock Units, and (c) Restricted Stock Bonuses.

8.1                               Stock Appreciation Rights.    The following terms and conditions shall govern the grant and redemption of Stock Appreciation Rights:

(a)                       Exercise Price.    The number of shares of Stock underlying each Stock Appreciation Right and the exercise price in effect for those shares shall be determined by the Committee in its sole discretion at the time the Stock Appreciation Right is granted. In no event, however, shall the exercise price for each share of Stock underlying the Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value per underlying share of Stock on the grant date.

(b)                       Redemption.    The Stock Appreciation Right shall cover a specified number of underlying shares of Stock and shall be redeemable upon such terms and conditions as the Committee may establish. Upon redemption of the Stock Appreciation Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the redemption date) of the shares of Stock underlying the redeemed right over (ii) the aggregate exercise price in effect for those shares.

(c)                        Distribution.    The distribution with respect to any redeemed Stock Appreciation Right may be made in shares of Stock valued at the Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Committee shall in its sole discretion deem appropriate.

(d)                       Stockholder Rights.    No recipient of an award of Stock Appreciation Rights shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock issuable in redemption of such Stock Appreciation Rights except to the extent that the Corporation has issued the shares relating to such Stock Appreciation Rights.

(e)                        Non-Transferability.    Prior to the time Stock Restrictions lapse and the Corporation has issued the shares of Stock relating to such Stock Appreciation Rights, none of the shares of Stock subject to an award of Stock Appreciation Rights may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the Award Recipient, except in the event of the death of the Award Recipient with respect to those shares of Stock as to which the Stock Restrictions have lapsed.

(f)                          Lapse of Restrictions.    In the event of the termination of employment or other service to the Corporation of a recipient of an award of Stock Appreciation Rights prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment or other service to the Corporation (other than discharge for Cause as defined in Section 6.6), the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of the Stock subject to an award of Stock Appreciation Rights.

8.2                               Restricted Stock Units.    Each Restricted Stock Unit shall be evidenced by an Agreement containing such terms and conditions as the Committee shall deem appropriate; provided, however, each such Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(a)                       Consideration.    A Restricted Stock Unit may be awarded in consideration for past services actually rendered to the Corporation for its benefit.

(b)                       Vesting.    An award of Restricted Stock Units shall vest at such time or times as the Committee shall determine; provided, however, that an award of Restricted Stock Units shall not fully vest (i) in less than one (1) year from the date of grant, in the case of Restricted Stock Units subject to performance goals, and (ii)  in less than three (3) years from the date of grant, in the case of all other Restricted

Stock Units. Any such performance goals and the period in which such goals are to be met shall be determined by the Committee at the time of the grant and reflected in the Agreement. Vesting shall generally be based on the Award Recipient’s Continuous Service. Subject to the provisions of Section 8.2(h), the shares of stock to be delivered upon vesting of Restricted Stock Units shall be delivered as soon as practicable after vesting, but in no event later than two and one-half (2 ½) months after the end of the calendar year in which the Restricted Stock Units vest.

(c)                        Restrictions on Restricted Stock Units.    Except as expressly provided in the Plan or an Award Recipient’s Agreement, any shares of Stock subject to an award of Restricted Stock Units with respect to which Stock Restrictions have not been satisfied at the time of the termination of the Award Recipient’s employment or other service to the Corporation shall be forfeited and all rights of the recipient of such award of Restricted Stock Units shall terminate without any payment of consideration by the Corporation.

(d)                       Stockholder Rights.    No recipient of an award of Restricted Stock Units shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock deliverable with respect to such Restricted Stock Units except to the extent that the Corporation has issued the shares of Stock relating to such Restricted Stock Units.

(e)                        Non-Transferability.    Prior to the time Stock Restrictions lapse and the Corporation has issued the shares of Stock relating to such Restricted Stock Units, none of the shares of Stock subject to an award of Restricted Stock Units may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the Award Recipient, except in the event of the death of the Award Recipient with respect to those shares of Stock as to which the Stock Restrictions have lapsed.

(f)                          Lapse of Restrictions.    In the event of the termination of employment or other service to the Corporation of a recipient of an award of Restricted Stock Units prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment or other service to the Corporation (other than discharge for Cause as defined in Section 6.6), the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of the Stock subject to an award of Restricted Stock Units.

(g)                       Limitations on Restricted Stock Units.    No recipient of an award of Restricted Stock Units may receive an award of Restricted Stock Units representing more than two hundred thousand (200,000) shares of Stock during any fiscal year of the Corporation, subject in each case to adjustment in accordance with Section 15.

(h)                       Deferrals.    To the extent permitted by the Committee in the terms of his or her Agreement, an Award Recipient may elect to defer receipt of shares of Stock otherwise deliverable upon the vesting of an award of Restricted Stock Units, so long as such deferral election complies with applicable law, including to the extent applicable, the Employee Retirement Income Security Act of 1974, as amended. An election to defer such delivery shall be irrevocable and shall be made in writing on a form acceptable to the Corporation. The election form shall be filed prior to the vesting date of such Restricted Stock Units in a manner determined by the Committee. When the Award Recipient vests in such Restricted Stock Units, the Award Recipient shall be credited with a number of Restricted Stock Units equal to the number of shares of Stock for which delivery is deferred. Restricted Stock Units shall be paid by delivery of shares of Stock in accordance with the timing and manner of payment elected by the Award Recipient on his or her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Restricted Stock Unit as provided in Section 8.2(b).

8.3                               Restricted Stock Bonuses.    Each Restricted Stock Bonus shall be evidenced by an Agreement containing such terms and conditions as the Committee shall deem appropriate; provided, however, that each such Agreement shall include (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(a)                       Consideration.    A Restricted Stock Bonus may be awarded in consideration for past services actually rendered to the Corporation for its benefit.

(b)                       Vesting.    A Restricted Stock Bonus shall vest at such time or times as the Committee shall determine; provided, however, that a Restricted Stock Bonus shall not fully vest in less than three (3) years from the date of grant. Vesting shall generally be based on the Award Recipient’s Continuous Service.

(c)                        Restrictions on Restricted Stock Bonuses.    Except as expressly provided in the Plan or an Award Recipient’s Agreement, any shares of Stock subject to a Restricted Stock Bonus with respect to which Stock Restrictions have not been satisfied at the time of the termination of the Award Recipient’s employment or other service to the Corporation shall be forfeited and all rights of the recipient of such Restricted Stock Bonus shall terminate without any payment of consideration by the Corporation.

(d)                       Stockholder Rights.    The recipient of a Restricted Stock Bonus shall be entitled to such rights of a stockholder with respect to the shares of Stock issued pursuant to such Restricted Stock Bonus as the Committee shall determine, including the right to vote such shares of Stock, except that cash and stock dividends with respect to such shares may, at the discretion of the Committee, be either paid currently or withheld by the Corporation for the Award Recipient’s account, and interest may be accrued on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee.

The Committee, in its discretion, may cause a legend or legends to be placed on any certificate representing shares issued pursuant to Restricted Stock Bonuses,

which legend or legends shall make appropriate reference to the Stock Restrictions imposed thereon. The Committee may also in its discretion require that certificates representing shares issued pursuant to Restricted Stock Bonuses remain in the physical custody of the Corporation or an escrow holder until any or all of the Stock Restrictions imposed under the Plan have lapsed.

(e)                        Non-Transferability.    Prior to the time Stock Restrictions lapse, none of the shares of Stock issued pursuant to a Restricted Stock Bonus may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the recipient of a Restricted Stock Bonus.

(f)                          Lapse of Restrictions.    In the event of the termination of employment or other service to the Corporation of a recipient of a Restricted Stock Bonus, prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment (other than discharge for Cause as defined in Section 6.6), the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of the Stock subject to a Restricted Stock Bonus.

(g)                       Limitations on Restricted Stock Bonuses.    No recipient of a Restricted Stock Bonus may receive a Restricted Stock Bonus representing more than two hundred thousand (200,000) shares of Stock during any fiscal year of the Corporation, subject in each case to adjustment in accordance with Section 15.

9.                                      Performance Share Awards.

9.1                               Grant of Performance Share Awards.    Subject to the terms of the Plan, the Committee may grant Performance Share Awards to such employees at such time or times and in such amounts as it shall determine. Stock issued pursuant to a Performance Share Award shall be subject to the attainment of performance goals relating to one or more criteria within the meaning of Section 162(m) of the Code and the Treasury Regulations issued pursuant thereto. The performance goals shall relate to one of the following criteria, either individually, alternatively, or in any combination, applied to either the Corporation as a whole or to a business unit or subsidiary, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results, or to a designated comparison group, in each case as specified by the Committee:

•	revenue	•	market share
•	earnings per share	•	return on capital
•	earnings before interest and taxes	•	cash flow or operating cash flow
•	earnings before interest, taxes, and amortization	•	return on equity or total stockholder return
•	income or net income	•	stock price
•	operating income or net operating	•	operating profit or net operating

	income		profit
•	operating margin or profit margin	•	return on operating revenue
•	return on invested capital	•	market segment share
•	product release schedules	•	new product innovation
•	product ship targets	•	customer satisfaction
•	costs

Any such performance goals and the period in which such goals are to be met shall be determined by the Committee at the time of the grant and reflected in an Agreement; provided, however, that the period in which such goals are to be met shall be not less than one (1) year. Each Performance Share Award shall also be subject to such other restrictions as the Committee may determine.

9.2                               Delivery of Performance Shares.    Certificates representing Performance Shares shall be registered in the Award Recipient’s name but shall remain in the physical custody of the Corporation until the Committee has determined that the performance goals and other Stock Restrictions with respect to such Performance Shares have been met.

9.3                               Stockholder Rights.    The recipient of a Performance Share Award shall be entitled to such rights of a stockholder with respect to the Performance Shares as the Committee shall determine, including the right to vote such shares of Stock, except that cash and stock dividends with respect to the Performance Shares may, at the discretion of the Committee, be either paid currently or withheld by the Corporation for the Award Recipient’s account, and interest may be accrued on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee.

9.4                               Non-Transferability.    Prior to the time shares of Stock issued pursuant to a Performance Share Award are delivered to an Award Recipient, none of such shares may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the Award Recipient.

9.5                               Lapse of Restrictions.    In the event of the termination of employment of an Award Recipient, prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment (other than discharge for Cause as defined in Section 6.6), the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of a Performance Share Award, or determine the performance goals with respect to all or a portion of a Performance Share Award to have been attained; provided, however, that the Committee shall not be entitled to exercise such discretion to the extent that the ability to exercise such discretion would cause income recognized by an Award Recipient with respect to a Performance Share Award to fail to be deductible by the Corporation under Section 162(m) of the Code.

9.6                               Limitations on Performance Share Awards.    No employee may receive Performance Share Awards representing more than four hundred thousand (400,000) shares of Stock during any fiscal year of the Corporation.

10.                               Terms and Conditions Applicable to Director Stock Awards.

10.1                        Grant of Director Stock Awards.    As of the one (1) month anniversary of the date of the first election to the Board of Directors, and as of the date of each reelection to the Board of Directors, each Non-Employee Director shall be granted a Director Stock Award. Subject to the provisions of Section 10.8, the Committee shall determine the number of shares of Stock to be covered by such Director Stock Award. All Director Stock Awards shall be evidenced by an agreement containing such terms and conditions consistent with the Plan as the Committee shall determine.

10.2                        Vesting.    Each Director Stock Award shall vest in full on the date immediately preceding the first annual meeting of stockholders next following the date of grant; provided, however, that, except as provided in the Plan, the recipient thereof continues to serve as a member of the Board of Directors as of such date.

10.3                        Forfeiture of Director Stock Awards.    Except as provided in the Plan, a recipient of a Director Stock Award shall forfeit any unvested shares of Stock subject to the Director Stock Award, and all rights of the Non-Employee Director to such unvested shares shall terminate without payment of consideration by the Corporation, upon the termination of his or her service as a member of the Board of Directors.

10.4                        Stockholder Rights.    Except as provided in Sections 10.5 and 10.7, a recipient of a Director Stock Award shall be entitled to all rights of a stockholder with respect to the shares of Stock issued pursuant to the Director Stock Award, including the right to receive dividends and to vote such shares of Stock; provided, however, that stock dividends paid with respect to such shares shall be restricted to the same extent as the underlying shares of Stock issued pursuant to the Director Stock Award.

The Committee shall cause a legend or legends to be placed on any certificate representing shares issued pursuant to a Director Stock Award, which legend or legends shall make appropriate reference to the terms of the Director Stock Award and the Plan. The Committee shall also require that certificates representing shares issued pursuant to Director Stock Awards remain in the physical custody of the Corporation or an escrow holder until such shares have vested in accordance with the terms of the Plan.

10.5                        Non-Transferability.    Prior to vesting, none of the shares of Stock issued pursuant to a Director Stock Award may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the recipient thereof.

10.6                        Termination of Service.    If a Non-Employee Director to whom a Director Stock Award has been granted shall cease to serve as a director as a result of (a) his or her death, (b) retiring from the Board of Directors upon reaching Normal Retirement

Age, (c) becoming totally and permanently disabled, or (d) resigning with the approval of the Board of Directors, all shares subject to such Director Stock Award shall be vested in full, notwithstanding the provisions of Section 10.2, as of the date of termination of service.

10.7                        Deferral Election.    A Non-Employee Director may elect to defer receipt of any Director Stock Award by filing the appropriate deferral form with the Corporate Secretary on or before December 31st of the calendar year prior to the calendar year in which such Director Stock Award is to be made. Notwithstanding the foregoing, any person elected as a Non-Employee Director for the first time shall be permitted to make his or her first deferral election no later than twenty (20) days after such election. In no event, however, shall any deferral be permitted to the extent prohibited by applicable law. Deferrals shall be subject to the following terms and conditions:

(a)                 A Non-Employee Director may elect to defer receipt of a Director Stock Award until (i) a specified date in the future, (ii) cessation of his or her service as a member of the Board of Directors, or (iii) the end of the calendar year in which cessation of his or her service as a member of the Board of Directors occurs.

(b)                There shall be established a Deferral Account on the books of the Corporation for each Non-Employee Director electing to defer a Director Stock Award pursuant to this Section 10.7. Deferrals shall be credited to the Non-Employee Director’s Deferral Account in Stock Units in the following manner: on the award date to which the deferral election applies, the amount deferred shall be converted into a number of Stock Units equal to the number of shares of Stock awarded that are subject to the deferral election. A Non-Employee Director shall not have any voting rights with respect to any Stock Units held in his or her Deferral Account.

(c)                 Whenever cash dividends are paid with respect to shares of Stock, each Non-Employee Director’s Deferral Account shall be credited on the payment date of such dividend with additional Stock Units (including fractional units to the nearest one/one hundredth (1/100)) equal in value to the amount of the cash dividend paid on a single share of Stock multiplied by the number of Stock Units (including fractional units) credited to his or her Deferral Account as of the date of record for dividend purposes. For purposes of crediting dividends, the value of a Stock Unit shall be the Fair Market Value of a share of Stock as of the payment date of the dividend.

(d)                The number of Stock Units credited to each Non-Employee Director’s Deferral Account shall be appropriately adjusted in the same manner and to the same extent Director Stock Awards are adjusted and modified pursuant to Section 15. In the event of a transaction subject to Section 11, the Board of Directors shall have the authority to amend the Plan to provide for the conversion of Stock Units credited to Deferral Accounts into units equal to shares of stock of the resulting or acquiring company (or a related company), as appropriate, if such stock is publicly traded or, if not, into cash of equal value on the effective date of such transaction. If pursuant to the preceding sentence cash is credited to a Non-Employee Director’s Deferral

Account, interest shall be credited thereon from the date such cash is received to the date of distribution quarterly, at the end of each calendar quarter, at a rate per annum (computed on the basis of a three hundred and sixty-day (360-day) year and a ninety one-day (91-day) quarter) equal to the prime rate announced publicly by Citibank, N.A. at the end of such calendar quarter. If units representing publicly traded stock of the resulting or acquired company (or a related company) are credited to a Non-Employee Director’s Deferral Account, dividends shall be credited thereto in the same manner as dividends are credited on Stock Units credited to such Deferral Accounts.

(e)                 Subject to Section 10.7(g), distributions of a Non-Employee Director’s Deferral Account under the Plan shall be made as follows:

(i)                           If a Non-Employee Director has elected to defer a Director Stock Award to a specified date in the future, payment shall be as of such date and shall be made or shall commence, as the case may be, within thirty (30) days after the date specified;

(ii)                        If a Non-Employee Director has elected to defer a Director Stock Award until cessation of his or her service as a member of the Board of Directors, payment shall be as of the date of such cessation of service and shall be made or shall commence, as the case may be, within thirty (30) days after the cessation of the Non-Employee Director’s service as a director; and

(iii)                     If a Non-Employee Director has elected to defer a Director Stock Award until the end of the calendar year in which the cessation of his or her service as a member of the Board of Directors occurs, payment shall be made as of December 31st of such year and shall be made or commence, as the case may be, on December 31st of such year.

(f)                   Notwithstanding any elections pursuant to Sections 10.7(a) and/or (g) hereof, in the event of the death of the Non-Employee Director prior to the distribution of his or her Deferral Account, the balance credited to such Deferral Account as of the date of his or her death shall be paid, as soon as reasonably possible thereafter, in a single distribution to the Non-Employee Director’s beneficiary or beneficiaries designated on such Non-Employee Director’s deferral election form. If no such election or designation has been made, such amounts shall be payable to the Non-Employee Director’s estate.

(g)                A Non-Employee Director may elect to have his or her Deferral Account under the Plan paid in a single distribution or equal annual installments, not to exceed ten (10) annual installments. To the extent a Deferral Account is deemed invested in Stock Units, such Stock Units shall be converted to Stock on the distribution date as provided in Section 10.7(h). To the extent deemed invested in units of any other stock, such units shall similarly be converted and distributed in the form of stock. To the extent invested in a medium other than Stock Units or other units, each such distribution hereunder shall be in the medium credited to the Deferral Account.

(h)                To the extent a Deferral Account is deemed invested in Stock Units, a single distribution shall consist of the number of whole shares of Stock equal to the number of Stock Units credited to the Non-Employee Director’s Deferral Account on the date as of which the distribution occurs. Cash shall be paid to a Non-Employee Director in lieu of a fractional share, determined by reference to the Fair Market Value of a share of Stock on the date as of which the distribution occurs. In the event a Non-Employee Director has elected to receive annual installment payments, each such payment shall be determined as follows:

(i)                     To the extent his or her Deferral Account is deemed to be invested in Stock Units, each such payment shall consist of the number of whole shares of Stock equal to the number of Stock Units (including fractional units) credited to the Deferral Account on the date as of which the distribution occurs, divided by the number of annual installments remaining as of such distribution date. Cash shall be paid to Non-Employee Directors in lieu of fractional shares, determined by reference to the Fair Market Value of a share of Stock on the date as of which the distribution occurs.

(ii)                  To the extent his or her Deferral Account has been credited in cash, each such payment shall be calculated by dividing the value on the date the distribution occurs of that portion of the Non-Employee Director’s Deferral Account which is in cash by the number of annual installments remaining as of such distribution date.

10.8                        Limitations on Director Stock Awards.    The Aggregate Value (as such term is defined below) of all Director Stock Awards granted to a Non-Employee Director under the Plan in any fiscal year, together with all Director Stock Awards granted to such Non-Employee Director under the Applera Corporation/Applied Biosystems Group 1999 Stock Incentive Plan (as the same may be amended or replaced from time to time) during such year, may not exceed the Director Budgeted Amount (as such term is defined below) for such year. In the event that the Aggregate Value of such awards exceeds the Director Budgeted Amount, the Committee shall allocate to each Non-Employee Director shares of Stock and shares of Applera Corporation—Applied Biosystems Group Common Stock (“Applied Biosystems Stock”), in the ratio, as near as may be practicable, of the number of shares of Stock then outstanding to the number of shares of Applied Biosystems Stock then outstanding, as determined by the Committee. For purposes of the Plan, “Aggregate Value” shall be calculated as the Fair Market Value of a share of Stock or Applied Biosystems Stock, as the case may be, on the date of grant multiplied by the number of shares of Stock or Applied Biosystems Stock, as the case may be, subject to the Director Stock Award, and the “Director Budgeted Amount” shall be one hundred and thirty five thousand dollars ($135,000) for the fiscal year ending June 30, 2001 and shall increase by ten percent (10%) for each fiscal year thereafter.

11.                               Acceleration Upon a Change of Control.

Notwithstanding any other provision of the Plan or any Option or Award granted hereunder, (a) any Option granted hereunder and then outstanding shall become immediately exercisable in full, (b) all Stock Restrictions shall immediately terminate, and (c) all performance goals applicable to any Performance Share Award shall be deemed attained (i) in the event that a tender offer or exchange offer (other than an offer by the Corporation) for common stock of the Corporation representing more than twenty five percent (25%) of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of the Board of Directors (“Voting Securities”) is made by any “person” within the meaning of Section 14(d) of the Act and not withdrawn within ten (10) days after the commencement thereof; provided, however, that the Committee may by action taken prior to the end of such ten (10) day period extend such ten (10) day period; and, provided further, that the Committee may by further action taken prior to the end of such extended period declare (A) all Options granted hereunder and then outstanding to be immediately exercisable in full, (B) all Stock Restrictions to be immediately terminated, and (C) all performance goals applicable to any Performance Share Award to be deemed attained; or (ii) in the event of a Change in Control (as hereinafter defined).

For purposes of this Section 11, a “Change in Control” means an event that would be required to be reported (assuming such event has not been “previously reported”) in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the effective date of the Plan, pursuant to Section 13 or 15(d) of the Act; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred at such time as (a) any “person” within the meaning of Section 14(d) of the Act (other than Applera Corporation, a subsidiary of Applera Corporation, or an employee benefit plan sponsored by any of the foregoing) becomes the “beneficial owner” as defined in Rule 13d-3 thereunder, directly or indirectly, of more than twenty five percent (25%) of the combined voting power of the then outstanding Voting Securities, (b) during any two (2) year period, individuals who constitute the Board of Directors (the “Incumbent Board”) as of the beginning of the period cease for any reason to constitute at least a majority thereof, provided that any person becoming a director during such period whose election or nomination for election by the Corporation’s stockholders was approved by a vote of at least three-quarters (3/4) of the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director without objection to such nomination, other than in response to an actual or threatened Change in Control or proxy contest) shall be, for purposes of this clause (b), considered as though such person were a member of the Incumbent Board, or (c) the approval by the Corporation’s stockholders of the sale of all or substantially all of the stock or assets of the Corporation. The Committee may adopt such procedures as to notice and exercise as may be necessary to effectuate the acceleration of the exercisability of Options, termination of Stock Restrictions, and attainment of performance goals as described above.

12.                               Share Withholding; Delivery of Shares.

With respect to any Option or Award, the Committee may, in its discretion and subject to such rules as the Committee may adopt, permit or require any Optionee or Award Recipient to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with an Option or Award by electing to have the Corporation withhold Stock having a Fair Market Value (as of the date the amount of withholding tax is determined) equal to the amount of withholding tax.

Wherever in this Plan or under any Agreement an Optionee or Award Recipient is permitted to pay the exercise price of an Option or Award or taxes relating to the exercise of an Option or Award by delivering shares of Stock, the Optionee or Award Recipient may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such shares of Stock, in which case the Corporation shall treat the Option or Award as exercised without further payment and shall withhold such number of shares of Stock from the shares of Stock acquired by the exercise of the Option or Award.

13.                               No Right to Continued Employment or Service.

Nothing contained in the Plan or in any Option or Award granted or Agreement entered into pursuant to the Plan shall confer upon any employee the right to continue in the employ of the Corporation, any consultant the right to continue to perform services for the Corporation, or any Non-Employee Director the right to continue as a member of the Board of Directors or interfere with the right of the Corporation to terminate such employee’s employment, such consultant’s service, or Non-Employee Director’s service at any time.

14.                               Time of Granting Options and Awards.

An Option or Award under the Plan shall be deemed to have been granted on the date set forth in the Plan or resolutions of the Committee or Board of Directors authorizing such grant.

15.                               Adjustments Upon Changes in Capitalization.

Notwithstanding any other provision of the Plan, in the event of changes in the outstanding Stock by reason of stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, corporate separations or divisions (including, but not limited to, split-ups, split-offs, or spin-offs), reorganizations (including, but not limited to, mergers or consolidations), liquidations, extraordinary dividends or distributions, or other similar events, the aggregate number and class of shares available under the Plan, the number of shares subject to Director Stock Awards, the maximum number of shares that may be subject to Options and Awards, and the terms of any outstanding Options or Awards (including, without limitation, the number of shares subject to an outstanding Option or Award and the price at which shares of Stock may be issued pursuant to an outstanding Option) and of any Stock Units shall be adjusted in such manner as the Committee in its discretion deems appropriate.

16.                               Termination and Amendment of the Plan.

16.1                        Date of Plan Termination.    Unless the Plan shall have been terminated as hereinafter provided, no Option or Award shall be granted hereunder after December 31, 2009.

16.2                        Amendment of Plan.    The Board of Directors at any time, and from time to time, may amend the Plan. However, except as provided in Section 15 of the Plan relating to adjustments upon changes in the outstanding Stock, no amendment shall be effective unless approved by the stockholders of the Corporation to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, any New York Stock Exchange, Nasdaq or other securities exchange listing requirements, or other applicable law or regulation. Notwithstanding the foregoing, the Board of Directors may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

16.3                        No Material Impairment of Rights.    No termination, modification, or amendment of the Plan may, without the consent of an Optionee or Award Recipient, adversely affect in any material manner the rights of such Optionee or Award Recipient under any Option or Award.

17.                               Amendment of Options and Awards at the Discretion of the Committee.

The terms of any outstanding Option or Award may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate, including, without limitation, acceleration of the date of exercise of any Option or Award, termination of Stock Restrictions as to any Award, or the conversion of an Incentive Stock Option into a Non-Qualified Stock Option; provided, however, that no such amendment shall adversely affect in any material manner any right of any Optionee or Award Recipient under the Plan without his or her consent; and, provided further, that the Committee shall not (a) amend any previously-issued Performance Share Award to the extent that such amendment would cause income recognized by an Award Recipient with respect to a Performance Share Award to fail to be deductible by the Corporation under Section 162(m) of the Code or (b) except as provided in Section 15 or if approved by the stockholders of the Corporation, amend any previously-issued Option to reduce the purchase price thereof whether by modification of the Option or by cancellation of the Option in consideration of the immediate issuance of a replacement Option bearing a reduced purchase price.

18.                               Government Regulations.

The Plan and the grant and exercise of Options and Awards hereunder, and the obligation of the Corporation to issue, sell, and deliver shares, as applicable, under such Options and Awards, shall be subject to all applicable laws, rules, and regulations. Notwithstanding any other provision of the Plan, transactions under the Plan are intended to comply with the applicable exemptions under Rule 16b-3 under the Act as to persons subject to the reporting requirements of Section 16(a) of the Act with respect to shares of Stock, and Options and Awards under the Plan shall be fashioned and administered in a manner consistent with the conditions applicable under Rule 16b-3.

19.                               Covenants of the Corporation.

19.1                        Availability of Shares.    During the terms of the Options and Awards, the Corporation shall keep available at all times the number of shares of Stock required to satisfy such Options and Awards.

19.2                        Securities Law Compliance.    The Corporation shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and Awards and to issue and sell shares of Stock upon exercise, redemption, or satisfaction of the Options and Awards; provided, however, that this undertaking shall not require the Corporation to register under the Securities Act the Plan, any Option or Award, or any Stock issued or issuable pursuant to any such Option or Award. If, after reasonable efforts, the Corporation is unable to obtain from any such regulatory commission or agency the authority which counsel for the Corporation deems necessary for the lawful issuance and sale of Stock under the Plan, the Corporation shall be relieved from any liability for failure to issue and sell Stock related to such Options or Awards unless and until such authority is obtained.

20.                                Options and Awards in Foreign Countries.

The Committee shall have the authority and discretion to adopt such modifications, procedures, and subplans as it shall deem necessary or desirable to comply with the provisions of the laws of foreign countries in which the Corporation may operate in order to assure the viability of the benefits of the Options and Awards made to individuals employed in such countries and to meet the objectives of the Plan.

21.                               Governing Law.

The Plan shall be construed, regulated, and administered under the internal laws of the State of Delaware.

22.                               Stockholder Approval.

The Plan shall become effective if and as approved by the stockholders of the Corporation.

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